UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Target Asset Allocation Funds

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2009

Date of reporting period:	7/31/2009

Item 1 – Reports to Stockholders –

JULY 31, 2009	ANNUAL REPORT

Target Conservative Allocation Fund

OBJECTIVE

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2009

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Conservative Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Conservative Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.69%; Class B, 2.39%; Class C, 2.39%; Class M, 2.39%; Class R, 2.14%; Class X, 2.39%; Class Z, 1.39%. Net operating expenses apply to: Class A, 1.64%; Class B, 2.39%; Class C, 2.39%; Class M, 2.39%; Class R, 1.89%; Class X, 2.39%; Class Z, 1.39%, after contractual reduction through 11/30/2010 for Class A and Class R shares.

Cumulative Total Returns as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–6.36%	14.66%	46.54%	—
Class B	–7.05	10.42	36.10	—
Class C	–7.05	10.42	36.10	—
Class M	–7.06	N/A	N/A	7.22% (10/04/04)
Class R	–6.48	N/A	N/A	9.98 (10/04/04)
Class X	–7.05	N/A	N/A	7.43 (10/04/04)
Class Z	–6.03	16.21	50.31	—
Customized Blend[2]	–3.40	19.10	46.28	**
S&P 500 Index[3]	–19.95	–0.68	–11.32	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	–4.33	13.50	36.71	****

Average Annual Total Returns[5] as of 6/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–15.36%	0.50%	2.75%	—
Class B	–15.17	0.76	2.58	—
Class C	–12.00	0.88	2.56	—
Class M	–16.10	N/A	N/A	0.35% (10/04/04)
Class R	–10.70	N/A	N/A	1.18 (10/04/04)
Class X	–15.91	N/A	N/A	0.26 (10/04/04)
Class Z	–10.24	1.91	3.60	—
Customized Blend[2]	–7.53	2.54	3.31	**
S&P 500 Index[3]	–26.20	–2.24	–2.22	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	–9.03	1.56	2.57	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns

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performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/09 is 16.65% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/09 is 2.43% for Classes M, R, and X.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/09 is –2.13% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/09 is –1.97% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/09 is 11.41% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/09 is 1.40% for Classes M, R, and X.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Conservative Allocation Fund is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2009, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for stocks and bonds in a 40%/60% asset allocation considered appropriate for a conservative balance of risk and return potential. The Fund’s Class A shares declined 6.36% for the fiscal year ended July 31, 2009, more than the 3.40% decline of the customized benchmark, and more than the 4.33% decline of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What was the investment environment like for U.S. stocks?

As the effects of the credit crisis lingered through the first half of the Fund’s reporting period, U.S. equity markets dipped to their lowest point in decades in March 2009. Also in March, the Treasury Department announced broad-based plans to form a public-private investment partnership designed to stimulate credit markets and stabilize the financial system. The federal government released results of its stress test in May, which determined 10 of the 19 big banks it tested needed to raise additional capital. Some of these banks issued stocks to raise necessary funds. Shortly after these developments, investors retreated from safe-haven assets such as U.S. Treasurys, and regained their appetite for risk by purchasing undervalued stocks, which sparked a powerful rally that continued through the end of the 12-month reporting period. Signs of economic stabilization also bolstered share prices. However, gains during the period were not sufficient to offset earlier losses, as broad-market equity indexes recorded overall declines for the period.

All sectors of the S&P 500 Index posted gains for the second quarter. For the year, however, all sectors declined. Those sectors posting the steepest, double-digit declines for the fiscal year included financials, industrials, energy, materials, and utilities. Sectors hit less severely were in healthcare, telecommunications services, information technology, consumer discretionary and consumer staples. At the close of the reporting period though, some lagging sectors had reversed their performance and became market leaders. The most significant sector in which this occurred was financials, because of federal rescue efforts and renewed investor support.

What was the investment environment like for fixed income securities?

In the midst of economic weakness and declining short-term interest rates, the Barclays Capital U.S. Aggregate Bond Index gained for the 12 months ended July 31, 2009. This total return topped both domestic and international equity markets, which suffered steep declines. The Federal Reserve (the Fed) repeatedly eased monetary policy in an effort to jumpstart the economy and help keep liquidity flowing. Its target for the federal funds rate charged on overnight loans between banks declined from 2.00% in August 2008 to a record low range of zero to 0.25% in December 2008, and was unchanged at the end of the fiscal year.

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Early in the reporting period, the destabilizing effects of the credit crisis took their toll on financial institutions, creating a “flight-to-quality” environment in which investors sought safe haven in U.S. Treasury securities and sold riskier bonds. But the appeal of Treasurys faded in the second half of the fiscal year. Investors regained their appetite for risk because the Fed and the U.S. Department of the Treasury implemented an unprecedented range of new programs intended to guarantee, finance, or purchase whatever financial assets were necessary to steady the nation’s financial system. Companies issued a flood of new investment-grade corporate bonds in addition to high yield corporate bonds, commonly referred to as “junk” bonds because they are rated below investment grade. Investors eagerly snapped up both types of debt securities.

Most components of the Barclays Capital U.S. Aggregate Bond Index finished the fiscal year firmly in positive territory. All sectors in the investment-grade corporate bond markets gained, with the utility and industrial sectors achieving the strongest returns followed by financial institutions. Federal agency bonds and high-quality residential mortgage-backed securities also gained. However, commercial mortgage-backed securities posted a moderate decline, as strong gains in the latter months of the reporting period did not fully erase earlier losses. The asset-backed securities market ended in the black, but its home equity loan sector suffered a double-digit decline, reflecting persistent credit problems in the housing market.

High yield corporate bonds, which are not included in the Barclays Capital U.S. Aggregate Bond Index, posted a moderate gain for the 12 months ended July 31, 2009. During the second half of the reporting period, the high yield bond market staged a strong rally based on federal policy decisions and on signs the credit crisis was easing.

Were there changes to the Fund’s asset managers?

On December 15, 2008, MFS Investment Management replaced Goldman Sachs Asset Management as a co-manager alongside Marsico Capital Management for one of the Fund’s two large cap growth portions. This move was made due to MFS’s strong track record and to better complement the portion managed by Marsico. Additionally, Eaton Vance Management replaced JP Morgan Investment Management as a co-manager alongside Hotchkis and Wiley Capital Management and NFJ Investment Group for one of the Fund’s three large cap value portions. Eaton Vance was chosen as the replacement due to its Large Cap, Relative Value Strategy, and to complement the portions co-managed by NFJ and Hotchkis and Wiley.

How did asset allocation affect the Fund’s performance?

Asset allocation slightly detracted from performance. During the reporting period, the Fund had an overweight to cash versus fixed income, which hurt performance as the Barclays Capital U.S. Aggregate Bond Index generated higher returns than cash.

Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Strategy and Performance Overview (continued)

How did asset management decisions affect Fund performance?

Stock selection by NFJ, Marsico, and MFS detracted the most from the Fund’s performance. The PIMCO and Hotchkis and Wiley portions contributed positively to the Fund’s performance.

The NFJ Large-Cap Value Strategy portion underperformed relative to its benchmark index, the Russell 1000® Value Index. NFJ’s stock selection in oil refining, chemicals, mining & metals, banking, and real estate investment trusts (REITs) negatively affected performance. Additionally, a modest overexposure to energy, and an underexposure to financials, which gained late in the reporting period, further hindered performance.

The underperformance of the Marsico portion of the Fund was attributable to a mix of factors. Relative to its benchmark index, the Russell 1000® Growth Index, Marsico had an exposure to momentum stocks (stocks that have recently gone up in price), which made it more sensitive to downward market movements. It was overweight in the banking, casino and gaming, and railroad industries. It was underweight in the pharmaceuticals, technology, semiconductor, and software industries. These weightings weakened Marsico’s returns. The Marsico portion also held stocks with larger market capitalizations, lower quality ratings, and higher volatility factors than those in its benchmark index, which also hurt performance.

The MFS portion of the Fund also underperformed mainly due to stock selection and sector allocations. The MFS portfolio was less sensitive to market changes, but the rally in lower quality stocks later in the year muted its protective positioning. MFS held positions in sectors such as financials, healthcare, and consumer discretionary, which were some of the worst performing sectors during the year. When bank stocks rebounded from their historic lows earlier in the year, the MFS Large Cap Growth portfolio lagged considerably, since MFS’s holdings included insurance companies and diversified asset managers and excluded banks. Moreover, real estate investment trusts (REITs) and real estate companies were distressed during most of the year, but some of these companies in the MFS benchmark index, the Russell 1000® Growth Index, performed well. However, MFS’s aversion to real estate hurt performance, since it did not hold these outperforming assets. As for individual stock selection, the MFS portion was underweight in a large software maker, which negatively affected performance throughout the year.

The PIMCO Fixed Income portion contributed positively to performance, outperforming the Barclays Capital U.S. Aggregate Bond Index by a wide margin. It benefited from holding corporate bonds in the financials sector and from an overweight position in high quality government securities, such as high rated

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mortgage-backed securities. The PIMCO portion of the Fund also benefited from a yield curve steepening strategy.

The Hotchkis and Wiley Large Cap Value portfolio outperformed its benchmark index, the Russell 1000® Value Index. This portion of the Fund benefited from several risk-based positions, including an overexposure to stocks exhibiting wide swings in price (volatility), an underexposure to stocks that have recently gone up in price (momentum), as well as an underexposure to stocks with higher market capitalizations than those in its benchmark index. Additionally, Hotchkis and Wiley’s positions within specific sectors augmented results, particularly an underweight in energy and an overweight in the technology. Stock selection in consumer discretionary and industrials helped relative performance, since these sectors did well during the market rally in the second half of the year.

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2009, at the beginning of the period, and held through the six-month period ended July 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,129.20	1.78%	$9.40
	Hypothetical	$1,000.00	$1,015.97	1.78%	$8.90

Class B	Actual	$1,000.00	$1,125.50	2.53%	$13.33
	Hypothetical	$1,000.00	$1,012.25	2.53%	$12.62

Class C	Actual	$1,000.00	$1,125.50	2.53%	$13.33
	Hypothetical	$1,000.00	$1,012.25	2.53%	$12.62

Class M	Actual	$1,000.00	$1,125.50	2.53%	$13.33
	Hypothetical	$1,000.00	$1,012.25	2.53%	$12.62

Class R	Actual	$1,000.00	$1,129.00	2.03%	$10.72
	Hypothetical	$1,000.00	$1,014.73	2.03%	$10.14

Class X	Actual	$1,000.00	$1,125.50	2.53%	$13.33
	Hypothetical	$1,000.00	$1,012.25	2.53%	$12.62

Class Z	Actual	$1,000.00	$1,131.60	1.53%	$8.09
	Hypothetical	$1,000.00	$1,017.21	1.53%	$7.65

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

Portfolio of Investments

as of July 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.6%
COMMON STOCKS 40.5%

Aerospace & Defense 1.3%
500	AAR Corp.(a)	$9,565
400	Boeing Co. (The)	17,164
3,000	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	58,470
8,840	General Dynamics Corp.	489,647
930	Goodrich Corp.	47,765
5,096	Lockheed Martin Corp.	380,977
375	Moog, Inc. (Class A Stock)(a)	10,110
7,100	Northrop Grumman Corp.	316,518
300	Teledyne Technologies, Inc.(a)	9,819
300	TransDigm Group, Inc.(a)	11,487
3,647	United Technologies Corp.	198,652

		1,550,174

Air Freight & Couriers 0.2%
2,640	FedEx Corp.	179,098

Automobiles 0.1%
5,500	Harley-Davidson, Inc.	124,300

Automotive Components 0.1%
4,300	Johnson Controls, Inc.	111,284

Automotive Parts 0.1%
1,210	Advance Auto Parts, Inc.	55,939
625	Autoliv, Inc.	22,381

		78,320

Beverages 0.3%
1,590	Coca-Cola Co. (The)	79,246
1,800	Molson Coors Brewing Co. (Class B Stock)	81,378
3,898	PepsiCo, Inc.	221,211

		381,835

Biotechnology 0.6%
1,699	Amgen, Inc.(a)	105,865
95	Bio-Rad Laboratories, Inc. (Class A Stock)(a)	7,357
1,824	Genzyme Corp.(a)	94,647
11,200	Gilead Sciences, Inc.(a)	548,016
810	Life Technologies Corp.(a)	36,879

		792,764

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Business Services 0.5%
770	FTI Consulting, Inc.(a)	$41,911
1,465	ICON PLC, ADR (Ireland)(a)	34,427
2,958	MasterCard, Inc. (Class A Stock)	573,941

		650,279

Capital Markets 0.1%
2,800	Bank of New York Mellon Corp. (The)	76,552
875	Waddell & Reed Financial, Inc. (Class A Stock)	24,824

		101,376

Chemicals 1.4%
1,945	Air Products & Chemicals, Inc.	145,097
800	Airgas, Inc.	35,664
16,178	Dow Chemical Co. (The)	342,488
1,800	Eastman Chemical Co.	89,388
1,660	Ecolab, Inc.	68,906
7,455	Huntsman Corp.	45,774
2,277	Potash Corp. of Saskatchewan, Inc. (Canada)	211,784
3,300	PPG Industries, Inc.	181,500
6,053	Praxair, Inc.	473,223
1,175	Scotts Miracle-Gro Co. (The) (Class A Stock)	45,884
100	Sensient Technologies Corp.	2,519
1,330	Terra Industries, Inc.	38,783
400	Valspar Corp. (The)	10,128

		1,691,138

Clothing & Apparel 0.6%
940	Coach, Inc.	27,815
10,691	NIKE, Inc. (Class B Stock)	605,538
1,963	True Religion Apparel, Inc.(a)	43,893

		677,246

Commercial Banks 0.3%
1,050	BancorpSouth, Inc.	23,625
1,200	Comerica, Inc.	28,608
675	Cullen/Frost Bankers, Inc.	32,420
825	FirstMerit Corp.	15,411
9,000	KeyCorp	52,020
2,753	Northern Trust Corp.	164,657
850	PrivateBancorp, Inc.	21,105

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
6,800	Regions Financial Corp.	$30,056
500	Trustmark Corp.	9,950
330	UMB Financial Corp.	13,768
350	United Bankshares, Inc.	7,091

		398,711

Commercial Services 0.2%
560	Apollo Group, Inc. (Class A Stock)(a)	38,662
2,165	GEO Group, Inc. (The)(a)	38,927
638	Healthcare Services Group, Inc.	11,911
1,440	Moody’s Corp.	34,186
700	Pharmaceutical Product Development, Inc.	14,539
2,810	Waste Connections, Inc.(a)	79,270

		217,495

Commercial Services & Supplies 0.3%
836	Coinstar, Inc.(a)	27,780
2,040	Quanta Services, Inc.(a)	47,553
1,400	Sotheby’s	21,098
10,462	Waste Management, Inc.	294,087

		390,518

Communication Equipment 0.2%
5,746	Juniper Networks, Inc.(a)	150,143
1,150	Nice Systems Ltd., ADR (Israel)(a)	31,487

		181,630

Computer Hardware 0.9%
6,487	Apple, Inc.(a)	1,059,911
385	Radiant Systems, Inc.(a)	3,873

		1,063,784

Computer Services & Software 1.0%
2,455	Compellent Technologies, Inc.(a)	39,010
830	Dun & Bradstreet Corp. (The)	59,752
6,860	EMC Corp.(a)	103,312
2,010	Google, Inc. (Class A Stock)(a)	890,530
500	Global Payments, Inc.	21,150
1,150	Informatica Corp.(a)	21,149
1,055	MICROS Systems, Inc.(a)	28,896

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software (cont’d.)
2,351	Netezza Corp.(a)	$21,253
4,435	Novell, Inc.(a)	20,312
2,590	Nuance Communications, Inc.(a)	34,188
1,575	SRA International, Inc. (Class A Stock)(a)	31,028

		1,270,580

Computers & Peripherals 0.8%
3,030	Cognizant Technology Solutions Corp. (Class A Stock)(a)	89,658
7,627	International Business Machines Corp.	899,452
1,500	NetApp, Inc.(a)	33,690
1,350	QLogic Corp.(a)	17,617

		1,040,417

Construction
300	Granite Construction, Inc.	10,164
300	Meritage Homes Corp.(a)	6,420

		16,584

Consumer Finance 0.1%
4,864	American Express Co.	137,797
1,800	First Cash Financial Services, Inc.(a)	33,840

		171,637

Consumer Products & Services 0.1%
1,500	Avon Products, Inc.	48,570
1,220	Ritchie Bros. Auctioneers, Inc. (Canada)	29,280
300	Snap-on, Inc.	10,689
400	Toro Co. (The)	13,864

		102,403

Containers & Packaging 0.1%
2,920	Owens-Illinois, Inc.(a)	99,105
975	Packaging Corp. of America	19,178

		118,283

Distribution/Wholesale
200	Watsco, Inc.	10,492

Diversified Financial Services 1.0%
1,400	Affiliated Managers Group, Inc.(a)	92,428

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
63,560	Bank of America Corp.	$940,052
3,930	Charles Schwab Corp. (The)	70,229
190	CME Group, Inc.	52,978
887	Franklin Resources, Inc.	78,659

		1,234,346

Diversified Manufacturing Operations 0.4%
12,053	Hewlett-Packard Co.	521,895

Diversified Telecommunication Services 0.8%
17,733	AT&T, Inc.	465,136
2,500	CenturyTel, Inc.	78,475
13,366	Verizon Communications, Inc.	428,648

		972,259

Electric Utilities 0.6%
3,710	AES Corp. (The)(a)	47,451
9,700	Edison International	313,504
2,800	Exelon Corp.	142,408
1,900	FPL Group, Inc.	107,673
4,436	Public Service Enterprise Group, Inc.	143,948

		754,984

Electrical Equipment 0.1%
4,188	Emerson Electric Co.	152,359
675	Smith (A.O.) Corp.	26,352

		178,711

Electronic Components 0.1%
500	Checkpoint Systems, Inc.(a)	8,665
1,332	DTS, Inc.(a)	36,590
900	FLIR Systems, Inc.(a)	19,341
1,975	GrafTech International Ltd.(a)	27,117
2,117	Universal Electronics, Inc.(a)	44,690

		136,403

Electronic Equipment & Instruments 0.2%
300	Itron, Inc.(a)	15,651
10,015	Tyco Electronics Ltd. (Switzerland)	215,022

		230,673

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronics
1,655	Coherent, Inc.(a)	$32,471

Energy - Alternate Sources
100	First Solar, Inc.(a)	15,439

Energy Equipment & Services 0.4%
3,682	Diamond Offshore Drilling, Inc.	330,901
5,800	Halliburton Co.	128,122
1,925	Key Energy Services, Inc.(a)	13,360
675	Oil States International, Inc.(a)	18,306
1,225	Patterson-UTI Energy, Inc.	16,917
1,790	Weatherford International Ltd. (Switzerland)(a)	33,580

		541,186

Engineering/Construction 0.1%
780	Fluor Corp.	41,184
400	URS Corp.(a)	20,240

		61,424

Entertainment & Leisure 0.1%
1,604	Bally Technologies, Inc.(a)	58,081
1,660	DreamWorks Animation SKG, Inc. (Class A Stock)(a)	52,306
900	International Speedway Corp. (Class A Stock)	23,013
500	Life Time Fitness, Inc.(a)	12,725
525	Penn National Gaming, Inc.(a)	16,648

		162,773

Environmental Services
540	Republic Services, Inc.	14,364

Exchange Traded Fund 0.1%
1,700	iShares Russell 2000 Value Index Fund	87,550

Farming & Agriculture 0.2%
3,460	Monsanto Co.	290,640

Financial - Bank & Trust 1.1%
1,050	Astoria Financial Corp.	10,196
1,575	Broadpoint Gleacher Securities, Inc.(a)	9,812
750	Danvers Bancorp, Inc.	9,413
800	East West Bancorp, Inc.	7,072

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial - Bank & Trust (cont’d.)
11,105	PNC Financial Services Group, Inc.	$407,109
1,100	Prosperity Bancshares, Inc.	36,861
1,220	State Street Corp.	61,366
34,751	Wells Fargo & Co.	850,009

		1,391,838

Financial - Brokerage 0.4%
8,208	Visa, Inc. (Class A Stock)	537,296

Financial Services 3.1%
4,125	Capital One Financial Corp.	126,637
283,137	Citigroup, Inc.	897,544
600	Eaton Vance Corp.	17,172
1,325	FBR Capital Markets Corp.(a)	6,784
1,710	First Commonwealth Financial Corp.	11,406
5,426	Goldman Sachs Group, Inc. (The)	886,066
700	Jefferies Group, Inc.(a)	16,002
36,842	JPMorgan Chase & Co.	1,423,943
775	Raymond James Financial, Inc.	15,903
150	Student Loan Corp. (The)	6,742
14,514	U.S. Bancorp	296,231
4,000	Western Union Co. (The)	69,920

		3,774,350

Food & Drug Retailers 0.2%
14,200	Safeway, Inc.	268,806

Food & Staples Retailing 0.3%
6,532	Costco Wholesale Corp.	323,334

Foods 0.2%
830	General Mills, Inc.	48,895
2,122	Kroger Co. (The)	45,368
5,025	Nestle SA (Switzerland)	206,803

		301,066

Gaming
3,880	Shuffle Master, Inc.(a)	27,936

Healthcare Equipment & Supplies 0.3%
1,930	Baxter International, Inc.	108,794

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
1,910	Cutera, Inc.(a)	$15,949
5,010	Medtronic, Inc.	177,454
2,229	Thoratec Corp.(a)	56,037

		358,234

Healthcare Products 0.1%
1,952	Covidien PLC (Ireland)	73,805
675	West Pharmaceutical Services, Inc.	24,638

		98,443

Healthcare Providers & Services 0.3%
5,300	Cardinal Health, Inc.	176,490
1,255	Centene Corp.(a)	24,234
1,260	Lincare Holdings, Inc.(a)	32,987
1,725	Patterson Cos., Inc.(a)	43,746
600	Teleflex, Inc.	28,776

		306,233

Healthcare Services 0.2%
1,508	Aetna, Inc.	40,671
825	Amedisys, Inc.(a)	36,886
500	AMERIGROUP Corp.(a)	12,340
300	Covance, Inc.(a)	16,545
705	Genoptix, Inc.(a)	22,074
600	Healthways, Inc.(a)	8,844
850	MEDNAX, Inc.(a)	39,397
609	Psychiatric Solutions, Inc.(a)	16,455
2,263	UnitedHealth Group, Inc.	63,500

		256,712

Healthcare Technology
2,227	Eclipsys Corp.(a)	40,531

Hotels & Motels 0.2%
4,550	Wynn Resorts Ltd.(a)	232,824

Hotels, Restaurants & Leisure 0.9%
2,400	Carnival Corp. (Panama)	67,176
1,220	International Game Technology	24,095
17,897	McDonald’s Corp.	985,409

		1,076,680

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 0.1%
2,500	Fortune Brands, Inc.	$98,925

Household Products 0.1%
3,000	Kimberly-Clark Corp.	175,350

Household/Personal Care 0.1%
780	Colgate-Palmolive Co.	56,503

Independent Power Producers & Energy Traders 0.1%
4,914	NRG Energy, Inc.(a)	133,710

Industrial Conglomerates 0.3%
3,930	3M Co.	277,144
3,175	Tyco International Ltd. (Switzerland)	95,948

		373,092

Insurance 1.4%
2,074	ACE Ltd. (Switzerland)	101,750
10,900	Allstate Corp. (The)	293,319
550	Arthur J. Gallagher & Co.	12,595
1,050	Aspen Insurance Holdings Ltd. (Bermuda)	26,114
425	Delphi Financial Group, Inc. (Class A Stock)	10,128
4,500	Genworth Financial, Inc. (Class A Stock)	31,050
925	Hanover Insurance Group, Inc. (The)	36,362
1,762	HCC Insurance Holdings, Inc.	44,226
1,075	IPC Holdings Ltd. (Bermuda)	31,110
2,901	Lincoln National Corp.	61,472
4,400	Marsh & McLennan Cos., Inc.	89,848
12,549	MetLife, Inc.	426,039
700	Protective Life Corp.	10,465
400	Reinsurance Group of America, Inc.	16,600
400	State Auto Financial Corp.	6,916
10,272	Travelers Cos., Inc. (The)	442,415
400	United Fire & Casualty Co.	6,724
2,300	Unum Group	43,171
5,100	XL Capital Ltd. (Class A Stock) (Cayman Islands)	71,808

		1,762,112

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet & Catalog Retail 0.2%
1,564	Amazon.com, Inc.(a)	$134,129
420	Priceline.com, Inc.(a)	54,440

		188,569

Internet Services 0.1%
300	Digital River, Inc.(a)	10,605
1,620	Monster Worldwide, Inc.(a)	21,109
545	NetFlix, Inc.(a)	23,947
4,819	TIBCO Software, Inc.(a)	42,070

		97,731

Internet Software & Services 0.3%
3,600	eBay, Inc.(a)	76,500
9,726	Oracle Corp.	215,236
1,010	VeriSign, Inc.(a)	20,645

		312,381

Investment Firms 0.2%
6,941	Morgan Stanley	197,819

IT Services
425	CACI International, Inc. (Class A Stock)(a)	19,635

Life Science Tools & Services 0.2%
3,994	Thermo Fisher Scientific, Inc.(a)	180,848

Machinery 0.4%
1,475	Actuant Corp. (Class A Stock)	18,939
1,325	Bucyrus International, Inc.	39,061
2,100	Cummins, Inc.	90,321
1,329	Deere & Co.	58,130
575	General Cable Corp.(a)	22,293
650	Kaydon Corp.	21,236
700	Lincoln Electric Holdings, Inc.	29,666
475	Lindsay Corp.	16,848
250	Nordson Corp.	11,225
2,900	PACCAR, Inc.	100,485
900	Robbins & Myers, Inc.	18,837
475	Rofin-Sinar Technologies, Inc.(a)	10,312

		437,353

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery & Equipment
489	Regal-Beloit Corp.	$22,670

Manufacturing 0.1%
2,030	Danaher Corp.	124,317
400	Harsco Corp.	11,004
1,000	Hexcel Corp.(a)	10,210

		145,531

Media 0.5%
12,000	CBS Corp. (Class B Stock)	98,280
2,906	Comcast Corp. (Class A Stock)	43,183
5,365	DIRECTV Group, Inc. (The)(a)	138,954
2,000	Discovery Communications, Inc. (Class A Stock)(a)	49,000
5,900	Time Warner, Inc.	157,294
3,740	Walt Disney Co. (The)	93,949
525	Wiley, (John) & Sons, Inc. (Class A Stock)	16,742

		597,402

Medical Supplies & Equipment 0.3%
1,050	Advanced Energy Industries, Inc.(a)	12,632
6,703	Boston Scientific Corp.(a)	71,990
1,600	Henry Schein, Inc.(a)	82,208
606	Quality Systems, Inc.	33,263
3,000	St. Jude Medical, Inc.(a)	113,130
1,215	Vital Images, Inc.(a)	16,208
650	Zoll Medical Corp.(a)	11,980

		341,411

Metals & Mining 0.8%
3,700	Alcoa, Inc.	43,512
2,144	BHP Billiton Ltd., ADR (Australia)	134,986
6,100	BHP Billiton PLC, ADR (United Kingdom)	322,690
1,850	Cliffs Natural Resources, Inc.	50,671
1,953	Freeport-McMoRan Copper & Gold, Inc.	117,766
1,080	Northwest Pipe Co.(a)	37,562
3,751	Nucor Corp.	166,807
1,443	Peabody Energy Corp.	47,778
360	Precision Castparts Corp.	28,732
675	Steel Dynamics, Inc.	11,043
600	Timken Co.	12,228

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
375	Walter Industries, Inc.	$18,510

		992,285

Multi-Line Retail 0.1%
3,200	JC Penney Co., Inc.	96,480

Multi-Utilities 0.1%
2,500	Dominion Resources, Inc.	84,500
1,100	Wisconsin Energy Corp.	47,267

		131,767

Office Electronics 0.1%
20,000	Xerox Corp.	163,800

Office Equipment
300	School Specialty, Inc.(a)	6,711

Oil, Gas & Consumable Fuels 4.1%
6,026	Anadarko Petroleum Corp.	290,453
4,422	Apache Corp.	371,227
875	Arena Resources, Inc.(a)	28,551
200	Ashland, Inc.	6,628
700	Cabot Oil & Gas Corp.	24,591
5,196	Chevron Corp.	360,966
925	Concho Resources, Inc.(a)	28,398
8,000	ConocoPhillips	349,680
100	Core Laboratories NV (Netherlands)	8,591
684	EOG Resources, Inc.	50,637
3,006	Exxon Mobil Corp.	211,592
3,318	Hess Corp.	183,154
856	Lufkin Industries, Inc.	38,862
9,000	Marathon Oil Corp.	290,250
370	Noble Energy, Inc.	22,614
3,211	Occidental Petroleum Corp.	229,073
300	ONEOK, Inc.	9,930
12,759	Petroleo Brasileiro SA, ADR (Brazil)	526,181
4,000	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	210,120
1,360	Southwestern Energy Co.(a)	56,345
400	St. Mary Land & Exploration Co.	9,548
500	Swift Energy Co.(a)	9,850
3,843	Total SA, ADR (France)	213,863

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
10,985	Transocean Ltd. (Switzerland)(a)	$875,395
525	Unit Corp.(a)	16,637
11,600	Valero Energy Corp.	208,800
400	WGL Holdings, Inc.	13,248
8,976	XTO Energy, Inc.	361,104

		5,006,288

Pharmaceuticals 2.3%
9,610	Abbott Laboratories	432,354
2,050	Allergan, Inc.	109,532
3,325	American Medical Systems Holdings, Inc.(a)	50,839
1,605	BioMarin Pharmaceutical, Inc.(a)	26,338
8,659	Bristol-Myers Squibb Co.	188,247
740	Celgene Corp.(a)	42,150
1,040	Cubist Pharmaceuticals, Inc.(a)	20,665
9,200	Eli Lilly & Co.	320,988
2,580	Express Scripts, Inc.(a)	180,703
930	Herbalife Ltd. (Cayman Islands)	32,001
5,730	Johnson & Johnson	348,900
1,120	Mead Johnson Nutrition Co. (Class A Stock)	40,779
2,470	Medco Health Solutions, Inc.(a)	130,564
6,902	Merck & Co., Inc.	207,129
595	Onyx Pharmaceuticals, Inc.(a)	21,372
665	Perrigo Co.	18,048
30,250	Pfizer, Inc.	481,883
630	Regeneron Pharmaceuticals, Inc.(a)	13,507
3,650	Schering-Plough Corp.	96,762
2,220	Teva Pharmaceutical Industries Ltd., ADR (Israel)	118,415

		2,881,176

Professional Services
1,108	Duff & Phelps Corp. (Class A Stock)	20,088
850	Watson Wyatt Worldwide, Inc. (Class A Stock)	31,739

		51,827

Real Estate Investment Trusts 0.5%
14,900	Annaly Capital Management, Inc.	251,065
1,443	AvalonBay Communities, Inc.	83,983
1,443	Boston Properties, Inc.	76,335
7,650	Chimera Investment Corp.	27,387
1,187	Equity Residential	28,488

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
5,000	MFA Mortgage Investments, Inc.	$37,000
1,021	Redwood Trust, Inc.	16,591
1,600	Simon Property Group, Inc.	89,152

		610,001

Real Estate Management & Development
375	Jones Lang LaSalle, Inc.	14,235

Restaurants
2,225	BJ’s Restaurants, Inc.(a)	35,778
1,826	Wendy’s/Arby’s Group, Inc. (Class A Stock)	8,363

		44,141

Retail & Merchandising 2.4%
625	Abercrombie & Fitch Co. (Class A Stock)	17,869
830	Bed Bath & Beyond, Inc.(a)	28,842
4,315	Best Buy Co., Inc.	161,252
400	Brinker International, Inc.	6,656
2,610	Cash America International, Inc.	69,765
25,042	CVS Caremark Corp.	838,406
2,273	Genesco, Inc.(a)	49,370
17,060	Lowe’s Cos., Inc.	383,168
2,150	Nordstrom, Inc.	56,846
600	Sonic Corp.(a)	6,618
8,725	Staples, Inc.	183,399
3,389	Target Corp.	147,828
5,073	TJX Cos., Inc.	183,795
6,559	Wal-Mart Stores, Inc.	327,163
14,113	Yum! Brands, Inc.	500,447

		2,961,424

Semiconductors 0.5%
700	Analog Devices, Inc.	19,159
890	FormFactor, Inc.(a)	20,515
800	MEMC Electronic Materials, Inc.(a)	14,096
2,250	Microsemi Corp.(a)	30,712
5,665	ON Semiconductor Corp.(a)	41,354
1,100	OYO Geospace Corp.(a)	26,268
1,820	Rovi Corp.(a)	47,611
289	Samsung Electronics Co. Ltd., GDR, 144A (South Korea)(a)	85,180

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors (cont’d.)
1,730	Silicon Laboratories, Inc.(a)	$74,096
12,993	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	136,032
5,445	Teradyne, Inc.(a)	42,907
2,950	Varian Semiconductor Equipment Associates, Inc.(a)	94,518

		632,448

Semiconductors & Semiconductor Equipment 0.4%
680	Broadcom Corp. (Class A Stock)(a)	19,196
21,244	Intel Corp.	408,947
4,150	Marvell Technology Group Ltd. (Bermuda)(a)	55,361
1,000	Texas Instruments, Inc.	24,050

		507,554

Software 1.0%
3,940	Adobe Systems, Inc.(a)	127,735
1,175	ANSYS, Inc.(a)	36,730
1,200	BMC Software, Inc.(a)	40,836
8,864	CA, Inc.	187,385
3,150	Electronic Arts, Inc.(a)	67,630
575	FactSet Research Systems, Inc.	32,603
3,780	Intuit, Inc.(a)	112,266
1,013	MedAssets, Inc.(a)	18,923
22,191	Microsoft Corp.	521,932
1,435	Omniture, Inc.(a)	19,631
500	Research In Motion Ltd. (Canada)(a)	38,000
1,450	Sybase, Inc.(a)	51,910
1,550	Tyler Technologies, Inc.(a)	23,870

		1,279,451

Specialty Retail 0.3%
1,040	Aaron’s, Inc.	28,569
7,300	Gap, Inc. (The)	119,136
6,752	Home Depot, Inc. (The)	175,147
3,600	Limited Brands, Inc.	46,584

		369,436

Telecommunications 1.0%
660	America Movil SAB de CV (Class L Stock), ADR (Mexico)	28,387
1,870	American Tower Corp. (Class A Stock)(a)	63,748
1,400	Arris Group, Inc.(a)	17,052

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Telecommunications (cont’d.)
14,488	Cisco Systems, Inc.(a)	$318,881
1,120	Corning, Inc.	19,040
1,760	EMS Technologies, Inc.(a)	38,720
6,878	Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)	66,854
10	LogMein, Inc.(a)	195
12,405	QUALCOMM, Inc.	573,235
400	SBA Communications Corp. (Class A Stock)(a)	10,436
2,100	Syniverse Holdings, Inc.(a)	36,813

		1,173,361

Textiles, Apparel & Luxury Goods 0.1%
1,900	Hanesbrands, Inc.(a)	37,810
3,600	Jones Apparel Group, Inc.	49,536
1,900	Phillips-Van Heusen Corp.	67,222

		154,568

Thrifts & Mortgage Finance
1,425	Washington Federal, Inc.	19,850

Tobacco 0.1%
10,000	Altria Group, Inc.	175,300

Tobacco Products 0.2%
4,590	Philip Morris International, Inc.	213,894

Transportation 1.1%
3,304	Burlington Northern Santa Fe Corp.	259,662
710	Expeditors International of Washington, Inc.	24,090
820	Genco Shipping & Trading Ltd. (Marshall Island)	19,606
1,575	Landstar System, Inc.	57,771
6,792	Norfolk Southern Corp.	293,754
12,660	Union Pacific Corp.	728,203

		1,383,086

Utilities 0.2%
1,914	American Electric Power Co., Inc.	59,258
1,995	FirstEnergy Corp.	82,194
601	Headwaters, Inc.(a)	1,845
700	Illinois Tool Works, Inc.	28,385
2,017	PG&E Corp.	81,426

		253,108

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

	Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.1%
	4,500	Vodafone Group PLC, ADR (United Kingdom)	$92,610

		TOTAL COMMON STOCKS (cost $45,369,023)	49,905,592

PREFERRED STOCK 0.1%

Financial - Bank & Trust
	2,650	Wells Fargo & Co., Series J, 8.00%, CVT (cost $50,782)	63,467

Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES 1.7%
AAA(c)	$305	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 0.635%(b), 06/25/34	186,389
Aaa	260	Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.188%(b), 01/15/11	260,235
Ca	88	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM5, Class A2A 0.345%(b), 10/25/37	22,601
Aaa	53	Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A 0.335%(b), 09/25/36	51,221
Aaa	1,451	SLM Student Loan Trust, Series 2008-9, Class A 2.004%(b), 04/25/23	1,468,778
Caa2	117	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 0.345%(b), 11/25/36	58,935
Aaa	97	Structured Asset Securities Corp., Series 2006-BC3, Class A2 0.335%(b), 10/25/36	90,007

		TOTAL ASSET-BACKED SECURITIES (cost $2,365,817)	2,138,166

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS 18.6%

Advertising 0.3%
Baa1		$300	Omnicom Group, Inc., Gtd. Notes 5.90%, 04/15/16	$311,921

Automobile Manufacturers 0.2%
A3		200	DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN 5.75%, 09/08/11	206,216

Automotive - OEM 0.3%
Ca		500	General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes 6.75%, 12/01/14	421,317

Commercial Banks 0.8%
Aa2		1,000	ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) 6.20%, 07/19/13	1,040,412

Diversified Financial Services 2.0%
A3		1,500	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	1,482,363
Caa1		500	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 7.00%, 10/01/13	447,104
Aa3	GBP	500	General Electric Capital Corp., Sub. Notes, 144A 6.50%(b), 09/15/67	501,127

				2,430,594

Financial - Bank & Trust 4.2%
Baa1		1,600	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 6.05%, 12/04/17	1,493,870
Baa1		800	10.179%, 06/12/21	936,143
Aa1		2,000	Deutsche Bank AG, Sr. Unsec’d. Notes (Germany) 4.875%, 05/20/13	2,089,496

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial - Bank & Trust (cont’d.)
Aaa		$100	ING Bank NV, Gov’t. Liquid Gtd. Notes, 144A (Netherlands) 3.90%, 03/19/14	$102,119
Aa1		500	National Australia Bank Ltd., Sr. Notes, 144A (Australia) 1.424%(b), 02/08/10	499,776

				5,121,404

Financial Services 1.7%
A1	AUD	1,500	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 3.628%(b), 04/12/16	982,335
NR		500	Lehman Brothers Holdings, Inc.,(f) Sr. Unsec’d. Notes, MTN 5.625%, 01/24/13	87,500
NR		400	6.875%, 05/02/18	71,000
A2		1,000	Merrill Lynch & Co., Inc., Notes, MTN 6.875%, 04/25/18	1,007,999

				2,148,834

Healthcare Providers & Services 0.7%
Baa3		400	Cardinal Health, Inc., Sr. Unsec’d. Notes 0.865%(b), 10/02/09	399,068
Baa3		500	6.00%, 06/15/17	495,766

				894,834

Hotels & Motels 0.8%
Baa3		1,000	Marriott International, Inc., Sr. Unsec’d. Notes 6.375%, 06/15/17	956,944

Insurance 0.6%
A3		800	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	472,839
A3		600	Sr. Unsec’d. Notes, MTN 5.85%, 01/16/18	315,742

				788,581

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

IT Services 0.4%
A2	$500	Electronic Data Systems Corp., Sr. Unsec’d. Notes 6.00%, 08/01/13	$549,872

Medical Supplies & Equipment 0.4%
B2	500	HCA, Inc., Sec’d. Notes 9.25%, 11/15/16	521,250

Metals & Mining 0.9%
Baa2	1,000	Spectra Energy Capital LLC, Gtd. Notes 6.20%, 04/15/18	1,055,164

Oil, Gas & Consumable Fuels 1.0%
Baa1	1,000	Nabors Industries, Inc., Gtd. Notes 6.15%, 02/15/18	961,548
Baa1	264	Petroleum Export Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands) 5.265%, 06/15/11	253,955

			1,215,503

Telecommunications 1.6%
Baa3	900	Embarq Corp., Sr. Unsec’d. Notes 6.738%, 06/01/13	945,459
Ba1	1,000	Qwest Corp., Sr. Unsec’d. Notes 7.625%, 06/15/15	997,500

			1,942,959

Transportation 1.4%
Baa3	2,000	Con-Way, Inc., Sr. Unsec’d. Notes 7.25%, 01/15/18	1,756,162

Utilities 1.3%
Baa2	500	American Electric Power Co., Inc., Sr. Unsec’d. Notes 5.25%, 06/01/15	498,697

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)
CORPORATE BONDS (Continued)

Utilities (cont’d.)
Baa2		$1,000	Illinois Power Co., Sr. Sec’d. Notes 6.25%, 04/01/18	$1,040,469

				1,539,166

			TOTAL CORPORATE BONDS (cost $24,961,240)	22,901,133

FOREIGN GOVERNMENT BONDS 0.9%
Ba1	BRL	1,300	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	785,609
Aaa	GBP	200	United Kingdom Gilt, Bonds (United Kingdom) 5.75%, 12/07/09	340,278

			TOTAL FOREIGN GOVERNMENT BONDS (cost $1,114,049)	1,125,887

MUNICIPAL BONDS 1.5%

California 0.5%
Aa3		$700	Los Angeles Unified School District, General Obligation 4.50%, 07/01/25	656,502

Georgia 0.2%
Aaa		200	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21	209,258

Illinois 0.4%
Aa3		300	Chicago Illinois Transit Authority, Revenue Bonds 6.899%, 12/01/40	323,337
Aa3		200	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	215,558

				538,895

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
MUNICIPAL BONDS (Continued)

New York 0.4%
AA(c)	$400	Metropolitan Transportation Authority, Revenue Bonds 7.336%, 11/15/39	$469,492

		TOTAL MUNICIPAL BONDS (cost $1,713,281)	1,874,147

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.1%
Ba2	376	American Home Mortgage Assets, Series 2006-1, Class 2A1 0.475%(b), 05/25/46	167,106
Aa3	196	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.36%(b), 05/25/35	139,018
CCC(c)	186	Series 2007-3, Class 1A1 5.45%(b), 05/25/47	117,120
Caa3	376	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.499%(b), 07/20/46	175,078
Aaa	19	Fannie Mae, Series 1992-146, Class PZ 8.00%, 08/25/22	21,164
Aaa	572	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 2.74%(b), 07/25/44	563,483
Aaa	82	Freddie Mac, Series 41, Class F 10.00%, 05/15/20	87,804
Aaa	259	Series 2801, Class EH 4.50%, 11/15/16	262,687
Aaa	112	Series 2962, Class YC 4.50%, 09/15/14	113,112
Aaa	23	Series 3117, Class PN 5.00%, 11/15/21	22,911
AAA(c)	285	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.409%(b), 09/25/35	257,828
Caa1	780	Series 2006-OA1, Class 2A2 0.545%(b), 08/25/46	198,525
B2	105	Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11 0.379%(b), 01/19/38	97,754

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Ba1	$793	Homebanc Mortgage Trust, Series 2006-1, Class 4A1 5.797%(b), 04/25/37	$596,412
NR	132	Vendee Mortgage Trust, Series 2000-1, Class 1A 6.809%(b), 01/15/30	140,434
Aaa	658	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 0.825%(b), 12/25/27	487,037
A1	374	Series 2006-AR15, Class 2A 2.71%(b), 11/25/46	248,900
B3	378	Series 2007-OA2, Class 1A 1.91%(b), 03/25/47	137,790

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,723,418)	3,834,163

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 23.5%
	320	Federal Home Loan Mortgage Corp. 3.881%(b), 03/01/36	326,224
	11	4.914%(b), 08/01/23	10,837
	714	5.00%, 11/01/36	732,712
	899	5.50%, 01/01/38 - 07/01/38	931,561
	136	6.00%, 09/01/22	144,032
	1,000	Federal National Mortgage Assoc. 4.00%, TBA	980,625
	63	4.025%(b), 05/01/36	63,194
	1,667	4.50%, 09/01/35 - 11/01/35	1,678,237
	1,956	5.00%, 06/01/23 - 04/01/38	2,009,154
	784	5.083%(b), 06/01/35	815,363
	10,247	5.50%, 09/01/33 - 12/01/38	10,637,309
	3,948	6.00%, 05/01/16 - 11/01/38	4,143,407
	320	6.50%, 01/01/16 - 09/01/36	342,232
	164	7.50%, 01/01/32	182,087
	46	Government National Mortgage Assoc. 4.50%, 08/15/33 - 09/15/33	46,699
	6	4.625%(b), 09/20/22	6,441
	5,577	6.00%, 12/15/37 - 12/15/38	5,863,199
	58	8.50%, 02/20/30 - 06/15/30	66,504

		TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $28,286,908)	28,979,817

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS 8.5%
	$200	U.S. Treasury Bonds 3.50%, 02/15/39	$172,844
	500	U.S. Treasury Inflationary Indexed Bonds, TIPS 1.375%, 07/15/18	482,825
	500	1.875%, 07/15/19	509,697
	400	2.00%, 07/15/14	462,877
	309	U.S. Treasury Notes 0.875%, 04/30/11(d)	308,422
	6,800	1.50%, 07/15/12	6,780,892
	1,800	3.125%, 05/15/19	1,744,308

		TOTAL U.S. TREASURY OBLIGATIONS (cost $10,443,155)	10,461,865

BANK LOANS(b) 2.2%
CAA-(c)	1,865	Chrysler Financial, Term B 4.29%, 08/03/12	1,755,204
B+(c)	10	TXU Corp., Term B3 3.79%, 10/10/14	7,497
B+(c)	1,271	3.80%, 10/10/14	974,649

		TOTAL BANK LOANS (cost $3,012,567)	2,737,350

		TOTAL LONG-TERM INVESTMENTS (cost $122,040,240)	124,021,587

Contracts/ Notional Amount (000)#
SHORT-TERM INVESTMENTS 2.9%

OPTIONS PURCHASED(a) 0.7%

Call Options

	Counterparty
2,200	Merrill Lynch	Interest Rate Swap Options, expiring 08/03/2009 @ 3.45%	86,308
10,900	Citibank	expiring 08/03/2009 @ 3.45%	427,616
8,200	Barclays Capital Group	expiring 08/03/2009 @ 3.85%	386,379

		TOTAL OPTIONS PURCHASED (cost $241,610)	900,303

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND 2.2%
	2,634,844	Dryden Core Investment Fund—Taxable Money Market Series (cost $2,634,844)(e)	2,634,844

		TOTAL SHORT-TERM INVESTMENTS (cost $2,876,454)	3,535,147

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

		Description	Value (Note 1)

		TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT 103.5% (cost $124,916,694; Note 5)	$127,556,734

Contracts/ Notional Amount (000)#
OPTIONS WRITTEN(a)

Put Options

	Counterparty
5,000	Goldman Sachs	90 Day Euro Dollar Futures, expiring 09/14/2009, Strike Price $98.63	(94)
3,800	Barclays Capital Group	Interest Rate Swap Options, expiring 08/03/2009 @ 4.40%	—
6,000	Barclays Capital Group	expiring 08/21/2009 @ 4.25%	(2,601)
6,000	Morgan Stanley	expiring 11/23/2009 @ 3.75%	(46,627)

		TOTAL OPTIONS WRITTEN (premiums received $116,810)	(49,322)

Principal Amount (000)#
SECURITIES SOLD SHORT (4.2)%

U.S. Government Mortgage-Backed Obligations
1,000		Federal National Mortgage Assoc. 5.00%, TBA	(1,023,125)
1,000		5.50%, TBA	(1,035,938)
3,000		6.00%, TBA	(3,144,375)

		TOTAL SECURITIES SOLD SHORT (proceeds received $5,172,461)	(5,203,438)

		TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT 99.3% (cost $119,627,423)	122,303,974
		Other assets in excess of other liabilities(g) 0.7%	907,230

		NET ASSETS 100%	$123,211,204

The following abbreviations are used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

FHLMC—Federal Home Loan Mortgage Corporation

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2009 continued

GDR—Global Depositary Receipt

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

†	The rating reflected is as of July 31, 2009. Rating of certain bonds may have changed subsequent to that date.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a variable rate security.
(c)	Standard & Poor’s rating.
(d)	Securities segregated as collateral for futures contracts.
(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.
(f)	Represents issuer in default on interest payments. Non-income producing security.
(g)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate swaps and credit default swaps as follows:

Futures contracts open at July 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2009	Unrealized Appreciation (Depreciation)
	Long Positions:
88	90 Day Euro	Mar 10	$21,380,450	$21,783,300	$402,850
16	90 Day Euro	Jun 10	3,944,000	3,945,200	1,200
16	90 Day Euro	Sept 10	3,935,400	3,929,200	(6,200)
26	90 Day Euro EURIBOR	Jun 10	9,097,648	9,135,168	37,520
46	90 Day Euro EURIBOR	Sept 10	16,054,913	16,103,213	48,300
22	90 Day Sterling	Mar 10	4,357,504	4,531,730	174,226
16	90 Day Sterling	Jun 10	3,277,541	3,278,431	890
14	90 Day Sterling	Sept 10	2,851,975	2,852,549	574
13	90 Day Sterling	Dec 10	2,637,228	2,633,866	(3,362)
9	10 Year U.S. Treasury Note	Sep 09	1,044,093	1,055,531	11,438

					$667,436

See Notes to Financial Statements.

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Forward foreign currency exchange contracts outstanding at July 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 08/04/09	Hong Kong & Shanghai Bank	BRL	891	$445,869	$477,080	$31,211
Chinese Yuan,
Expiring 09/08/09	Citibank	CNY	3,240	470,000	474,432	4,432
Expiring 03/29/10	Barclays Capital Group	CNY	336	49,756	49,450	(306)
Expiring 03/29/10	Deutsche Bank	CNY	1,597	236,600	234,868	(1,732)
Expiring 03/29/10	Deutsche Bank	CNY	3	397	395	(2)
Expiring 03/29/10	JPMorgan Securities	CNY	22	3,181	3,162	(19)
Expiring 03/29/10	Citibank	CNY	2,388	353,575	351,298	(2,277)
Expiring 03/29/10	Hong Kong & Shanghai Bank	CNY	2,298	339,800	338,012	(1,788)
Expiring 06/07/10	Barclays Capital Group	CNY	1,098	163,000	161,834	(1,166)
Expiring 06/07/10	Barclays Capital Group	CNY	1,098	163,000	161,761	(1,239)
Expiring 06/07/10	Deutsche Bank	CNY	660	98,000	97,255	(745)
Expiring 06/07/10	JPMorgan Securities	CNY	1,151	171,000	169,650	(1,350)
Expiring 06/07/10	JPMorgan Securities	CNY	337	50,000	49,642	(358)
Expiring 06/07/10	Merrill Lynch	CNY	437	65,000	64,449	(551)
Expiring 06/07/10	Merrill Lynch	CNY	357	53,000	52,597	(403)
Expiring 06/07/10	Hong Kong & Shanghai Bank	CNY	1,239	184,000	182,534	(1,466)
Japanese Yen,
Expiring 08/04/09	JPMorgan Securities	JPY	1,411	14,749	14,912	163

				$2,860,927	$2,883,331	$22,404

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/25/09	JPMorgan Securities	AUD	1,235	$1,002,900	$1,030,803	$(27,903)
Brazilian Real,
Expiring 08/04/09	Hong Kong & Shanghai Bank	BRL	891	406,316	477,080	(70,764)
British Pound,
Expiring 08/06/09	JPMorgan Securities	GBP	747	1,234,821	1,247,810	(12,989)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2009 continued

Forward foreign currency exchange contracts outstanding at July 31, 2009 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (cont’d.)
Expiring 08/06/09	JPMorgan Securities	GBP	428	$693,948	$714,943	$(20,995)
Expiring 08/06/09	JPMorgan Securities	GBP	12	19,815	20,045	(230)
Chinese Yuan,
Expiring 09/08/09	Deutsche Bank	CNY	1,545	227,389	226,254	1,135
Expiring 09/08/09	JPMorgan Securities	CNY	1,543	226,881	225,931	950
Expiring 09/08/09	Citibank	CNY	1,969	289,348	288,285	1,063
Expiring 03/29/10	Deutsche Bank	CNY	2,151	319,000	316,429	2,571
Euro,
Expiring 09/04/09	Goldman Sachs	EUR	183	260,229	260,847	(618)
Indian Rupee,
Expiring 10/06/09	Citibank	INR	353	7,320	7,334	(14)
Expiring 10/06/09	Citibank	INR	93	1,931	1,935	(4)
Japanese Yen,
Expiring 08/04/09	JPMorgan Securities	JPY	1,411	15,008	14,912	96
Expiring 09/09/09	JPMorgan Securities	JPY	1,411	14,754	14,917	(163)

				$4,719,660	$4,847,525	$(127,865)

Interest rate swap agreements outstanding at July 31, 2009:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.(1)	01/02/12	BRL	1,800	10.15%	Brazilian interbank lending rate	$(36,085)	$—	$(36,085)
Barclays Capital(1)	09/15/10	GBP	2,500	5.00	6 Month LIBOR	206,556	(22,993)	229,549
Barclays Capital(1)	03/17/12	GBP	2,000	3.00	6 Month LIBOR	(9,424)	1,425	(10,849)
Goldman Sachs & Co.(1)	09/17/11	GBP	500	4.50	6 Month LIBOR	45,191	(7,109)	52,300

						$206,238	$(28,677)	$234,915

(1)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

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Credit default swap agreements outstanding at July 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit default swaps on credit indices - Sell Protection (1):
Morgan Stanley & Co.	12/20/15	$470	0.46%	Dow Jones CDX IG5 10Y Index	$(75,291)	$—	$(75,291)
Morgan Stanley & Co.	12/20/15	1,500	0.46	Dow Jones CDX IG5 10Y Index	(239,111)	—	(239,111)

					$(314,402)	$—	$(314,402)

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps - Buy Protection (2):
Citigroup, Inc.	06/20/15	$500	0.62%	American Electric Power, 5.25%, due 06/01/15	$(4,309)	$—	$(4,309)
UBS AG	06/20/17	500	0.56	Cardinal Health Inc., 6.00%, due 06/15/17	(6,166)	—	(6,166)
Bank of America Securities LLC	03/20/18	2,000	1.83	Con-way, Inc., 7.25%, due 01/15/18	(118,480)	—	(118,480)
Barclays Bank PLC	09/20/11	200	0.58	DaimlerChrysler, 5.75%, due 09/08/11	1,626	—	1,626

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2009 continued

Credit default swap agreements outstanding at July 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.	12/20/11	272	0.00%	Dow Jones CDX HY7 Index	$225,414	$48,200	$177,214
Deutsche Bank	06/20/18	1,659	1.50	Dow Jones CDX IG10 10Y Index	(12,655)	(24,191)	11,536
Goldman Sachs & Co.	06/20/18	4,490	1.50	Dow Jones CDX IG10 10Y Index	(34,244)	(135,333)	101,089
Morgan Stanley & Co.	06/20/18	4,392	1.50	Dow Jones CDX IG10 10Y Index	(33,499)	(104,943)	71,444
Deutsche Bank	06/20/13	1,269	1.55	Dow Jones CDX IG10 5Y Index	2,951	(4,206)	7,157
Goldman Sachs	06/20/13	4,978	1.55	Dow Jones CDX IG10 5Y Index	11,575	54,824	(43,249)
Morgan Stanley & Co.	12/20/12	700	0.14	Dow Jones CDX IG5 Index	63,416	—	63,416
Morgan Stanley & Co.	12/20/12	2,100	0.14	Dow Jones CDX IG5 Index	178,768	—	178,768
Barclays Bank PLC	12/20/17	1,074	0.80	Dow Jones CDX IG9 10Y Index	43,333	11,430	31,903
Goldman Sachs	12/20/17	1,659	0.80	Dow Jones CDX IG9 10Y Index	66,967	24,344	42,623
Merrill Lynch & Co.	12/20/17	195	0.80	Dow Jones CDX IG9 10Y Index	8,021	2,914	5,107
Morgan Stanley & Co.	12/20/17	1,562	0.80	Dow Jones CDX IG9 10Y Index	63,029	32,606	30,423
Deutsche Bank	03/20/14	400	1.25	Embarq Corp., 7.08%, due 06/01/16	(11,789)	—	(11,789)
Deutsche Bank	03/20/14	200	1.27	Embarq Corp., 7.08%, due 06/01/16	(6,074)	—	(6,074)

See Notes to Financial Statements.

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Credit default swap agreements outstanding at July 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank	03/20/14	100	1.43%	Embarq Corp., 7.08%, due 06/01/16	$(3,734)	$—	$(3,734)
Bank of America Securities LLC	06/20/17	1,000	1.73	Marriott International, 6.375%, due 06/15/17	(26,180)	—	(26,180)
Goldman Sachs	03/20/18	1,000	1.02	Nabors Industries, Inc., 6.15%, due 02/15/18	20,897	—	20,897
Morgan Stanley & Co.	06/20/16	300	0.39	Omnicom 5.90%, due 04/15/16	2,407	—	2,407
Deutsche Bank	06/20/18	1,000	0.84	Spectra Energy Capital, 6.20%, due 04/15/18	(28,903)	—	(28,903)
Citigroup, Inc.	02/09/46	600	2.20	Vertical CDO, Ltd., 7.01%, due 02/09/46	562,688	—	562,688

					$965,059	$(94,355)	$1,059,414

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2009 continued

(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$49,905,592	$—	$—
Preferred Stock	63,467	—	—
Asset-Backed Securities	—	2,138,166	—
Bank Loans	—	2,737,350	—
Corporate Bonds	—	22,901,133	—
Foregin Government Bonds	—	1,125,887	—
Municipal Bonds	—	1,874,147	—
Residential Mortgage-Backed Securities	—	3,834,163	—
U.S. Government Mortgage-Backed Obligations	—	28,979,817	—
U.S. Treasury Obligations	—	10,461,865	—
Options Purchased	—	900,303	—
Options Written	—	(49,322)	—
Affiliated Money Market Mutual Fund	2,634,844	—	—
Securities Sold Short	—	(5,203,438)	—

	$52,603,903	$69,700,071	$—
Other Financial Instuments*	667,436	311,778	562,688

Total	$53,271,339	$70,011,849	$562,688

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*
Balance as of 7/31/08	$590,925
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(28,237)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 7/31/09	$562,688

*	The realized gain during the year for other financial instruments was $5,350.

The investment allocation of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of July 31, 2009 were as follows:

U.S. Government Mortgage-Backed Obligations	23.5%
U.S. Treasury Obligations	8.5
Financial—Bank & Trust	5.4
Oil, Gas & Consumable Fuels	5.1
Financial Services	4.8
Residential Mortgage-Backed Securities	3.1
Diversified Financial Services	3.0
Telecommunications	2.6
Transportation	2.5
Retail & Merchandising	2.4
Pharmaceuticals	2.3
Bank Loans	2.2
Affiliated Money Market Mutual Fund	2.2
Insurance	2.0
Asset-Backed Securities	1.7
Metals & Mining	1.7
Municipal Bonds	1.5
Utilities	1.5
Chemicals	1.4
Aerospace & Defense	1.3
Commercial Banks	1.1
Software	1.0
Computer Services & Software	1.0
Healthcare Providers & Services	1.0
Hotels & Motels	1.0
Foreign Government Bonds	0.9
Hotels, Restaurants & Leisure	0.9

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2009 continued

Industry (cont’d.)
Computer Hardware	0.9%
Computers & Peripherals	0.8
Diversified Telecommunication Services	0.8
Options Purchased	0.7
Medical Supplies & Equipment	0.7
Biotechnology	0.6
Electric Utilities	0.6
Clothing & Apparel	0.6
Business Services	0.5
Semiconductors	0.5
Real Estate Investment Trusts	0.5
Media	0.5
IT Services	0.4
Energy Equipment & Services	0.4
Financial—Brokerage	0.4
Diversified Manufacturing Operations	0.4
Semiconductors & Semiconductor Equipment	0.4
Machinery	0.4
Automotive—OEM	0.3
Commercial Services & Supplies	0.3
Beverages	0.3
Industrial Conglomerates	0.3
Specialty Retail	0.3
Healthcare Equipment & Supplies	0.3
Food & Staples Retailing	0.3
Internet Software & Services	0.3
Advertising	0.3
Foods	0.2
Farming & Agriculture	0.2
Food & Drug Retailers	0.2
Healthcare Services	0.2
Electronic Equipment & Instruments	0.2
Commercial Services	0.2
Tobacco Products	0.2
Automobile Manufacturers	0.2
Investment Firms	0.2
Internet & Catalog Retail	0.2
Communication Equipment	0.2
Life Science Tools & Services	0.2
Air Freight & Couriers	0.2
Electrical Equipment	0.1
Household Products	0.1
Tobacco	0.1
Consumer Finance	0.1
Office Electronics	0.1
Entertainment & Leisure	0.1
Textiles, Apparel & Luxury Goods	0.1
Manufacturing	0.1
Electronic Components	0.1
Independent Power Producers & Energy Traders	0.1

See Notes to Financial Statements.

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Industry (cont’d.)
Multi-Utilities	0.1%
Automobiles	0.1
Containers & Packaging	0.1
Automotive Components	0.1
Consumer Products & Services	0.1
Capital Markets	0.1
Household Durables	0.1
Healthcare Products	0.1
Internet Services	0.1
Multi-Line Retail	0.1
Wireless Telecommunication Services	0.1
Exchange Traded Funds	0.1
Automotive Parts	0.1
Engineering/Construction	0.1
Household/Personal Care	0.1

103.5
Options Written and Securities Sold Short	(4.2)
Other assets in excess of other liabilities	0.7

100.0%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Receivable from broker-variation margin	$676,998	*	Receivable from broker-variation margin	$9,562	*
Interest rate contracts	Unrealized appreciation on swap agreements	281,849		Unrealized depreciation on swap agreements	46,934
Interest rate contracts	Premiums paid for swap agreements	1,425		Premiums received for swap agreements	30,102
Interest rate contracts	Unaffiliated investments	900,303		Outstanding options written, at value	49,322
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	41,621		Unrealized depreciation on foreign currency exchange contracts	147,082
Credit contracts	Unrealized appreciation on swap agreements	1,308,298		Unrealized depreciation on swap agreements	563,286
Credit contracts	Premiums paid for swap agreements	174,318		Premiums received for swap agreements	268,673

Total		$3,384,812			$1,114,961

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$1,206,763	$(2,325,422)	$(1,276,219)	$1,390,471	$—	$(1,004,407)
Foreign exchange contracts	—	—	—	—	—	457,883	457,883
Credit contracts	—	—	—	—	19,949	—	19,949
Equity contracts	415	(40)	(221,535)	(1,739)	—	—	(222,899)

Total	$415	$1,206,723	$(2,546,957)	$(1,277,958)	$1,410,420	$457,883	$(749,474)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$1,131,525	$634,297	$(350,910)	$992,824	$—	$2,407,736
Foreign exchange contracts	15,747	—	(13,863)	—	(22,136)	(20,252)
Credit contracts	—	—	—	(238,747)	—	(238,747)
Equity contracts	—	(1,180)	—	—	—	(1,180)

Total	$1,147,272	$633,117	$(364,773)	$754,077	$(22,136)	$2,147,557

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	49

Statement of Assets and Liabilities

July 31, 2009

Assets
Investments at value:
Unaffiliated investments (cost $122,281,850)	$124,921,890
Affiliated investments (cost $2,634,844)	2,634,844
Cash	476,113
Foreign currency, at value (cost $473,911)	487,857
Receivable for investments sold	14,830,129
Unrealized appreciation on swap agreements	1,590,147
Dividends and interest receivable	584,815
Premiums paid for swap agreements	175,743
Receivable for Fund shares sold	118,982
Receivable from broker-variation margin	79,313
Unrealized appreciation on foreign currency exchange contracts	41,621
Tax reclaim receivable	2,542

Total assets	145,943,996

Liabilities
Payable for investments purchased	13,905,587
Securities sold short, at value (proceeds $5,172,461)	5,203,438
Payable to broker	1,630,000
Unrealized depreciation on swap agreements	610,220
Payable for Fund shares reacquired	388,355
Accrued expenses and other liabilities	323,444
Premiums received for swap agreements	298,775
Unrealized depreciation on foreign currency exchange contracts	147,082
Management fee payable	76,781
Distribution fee payable	60,036
Outstanding options written (premiums received $116,810)	49,322
Transfer agent fee payable	32,110
Deferred trustees’ fees	7,642

Total liabilities	22,732,792

Net Assets	$123,211,204

Net assets were comprised of:
Shares of beneficial interest, at par	$21,542
Paid-in capital, in excess of par	144,179,833

144,201,375
Undistributed net investment income	52,790
Accumulated net realized loss on investment and foreign currency transactions	(25,280,716)
Net unrealized appreciation on investments and foreign currencies	4,237,755

Net assets, July 31, 2009	$123,211,204

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($63,491,389 / 7,486,572 shares of beneficial interest issued and outstanding)	$8.48
Maximum sales charge (5.50% of offering price)	.49

Maximum offering price to public	$8.97

Class B:
Net asset value, offering price and redemption price per share ($32,608,944 / 3,868,335 shares of beneficial interest issued and outstanding)	$8.43

Class C:
Net asset value, offering price and redemption price per share ($21,777,538 / 2,583,767 shares of beneficial interest issued and outstanding)	$8.43

Class M:
Net asset value, offering price and redemption price per share ($479,113 / 56,845 shares of beneficial interest issued and outstanding)	$8.43

Class R:
Net asset value, offering price and redemption price per share ($720,817 / 84,962 shares of beneficial interest issued and outstanding)	$8.48

Class X:
Net asset value, offering price and redemption price per share ($977,260 / 115,933 shares of beneficial interest issued and outstanding)	$8.43

Class Z:
Net asset value, offering price and redemption price per share ($3,156,143 / 371,199 shares of beneficial interest issued and outstanding)	$8.50

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	51

Statement of Operations

Year Ended July 31, 2009

Net Investment Income
Income
Unaffiliated interest income	$4,347,259
Unaffiliated dividend income (net of foreign withholding taxes $4,168)	1,240,522
Affiliated dividend income	116,847

5,704,628

Expenses
Management fee	965,299
Distribution fee—Class A	148,698
Distribution fee—Class B	390,772
Distribution fee—Class C	230,899
Distribution fee—Class M	6,540
Distribution fee—Class R	6,275
Distribution fee—Class X	13,160
Custodian’s fees and expenses	291,000
Transfer agent’s fees and expenses (including affiliated expense of $121,000)	190,000
Reports to shareholders	82,000
Interest expense	75,464
Audit fee	65,000
Registration fees	65,000
Legal fee	19,000
Trustees’ fees	17,000
Insurance expense	3,000
Miscellaneous	17,811

Total expenses	2,586,918

Net investment income	3,117,710

See Notes to Financial Statements.

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Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	(17,202,535)
Options written transactions	(1,277,958)
Foreign currency transactions	338,542
Futures transactions	(2,546,957)
Swap agreement transactions	1,410,420
Short sale transactions	(1,473,619)

(20,752,107)

Net change in unrealized appreciation (depreciation) on:
Investments	3,456,600
Options written	(364,773)
Foreign currencies	(28,537)
Futures	633,117
Swaps	754,077
Short Sales	(182,131)

4,268,353

Net loss on investments and foreign currencies	(16,483,754)

Net Decrease In Net Assets Resulting From Operations	$(13,366,044)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Statement of Changes in Net Assets

	Year Ended July 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,117,710	$3,939,778
Net realized gain (loss) on investments and foreign currency transactions	(20,752,107)	5,950,182
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,268,353	(11,541,053)

Net decrease in net assets resulting from operations	(13,366,044)	(1,651,093)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(2,566,779)	(1,725,649)
Class B	(1,631,692)	(1,251,835)
Class C	(946,194)	(582,587)
Class M	(29,382)	(40,141)
Class R	(40,708)	(106,615)
Class X	(56,837)	(48,312)
Class Z	(210,523)	(166,060)

	(5,482,115)	(3,921,199)

Tax Return of Capital:
Class A	(369,683)	—
Class B	(242,877)	—
Class C	(143,511)	—
Class M	(4,065)	—
Class R	(7,801)	—
Class X	(8,341)	—
Class Y	(23,675)	—

	(799,953)	—

Distributions from net realized gains:
Class A	(1,826,262)	(3,033,792)
Class B	(1,168,700)	(3,278,171)
Class C	(701,143)	(1,469,678)
Class M	(20,383)	(127,929)
Class R	(27,725)	(237,051)
Class X	(36,500)	(111,378)
Class Z	(139,433)	(249,783)

	(3,920,146)	(8,507,782)

See Notes to Financial Statements.

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	Year Ended July 31,
	2009	2008
Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	15,100,836	27,307,677
Net asset value of shares issued in reinvestment of dividends and distributions	9,495,837	11,557,664
Cost of shares reacquired	(45,287,010)	(48,763,130)

Net decrease in net assets resulting from Fund share transactions	(20,690,337)	(9,897,789)

Total decrease	(44,258,595)	(23,977,863)

Net Assets
Beginning of year	167,469,799	191,447,662

End of year (a)	$123,211,204	$167,469,799

(a) Includes undistributed net income of:	$52,790	$1,122,731

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	55

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund (the “Fund”) and Target Growth Allocation Fund. These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2009.

Fund Segment	Subadvisors
Large-cap value stocks	Hotchkis & Wiley Capital Management LLC Eaton Vance Management* NFJ Investment Group L.P.

Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company**

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

*	Effective December 15, 2008, Eaton Vance Management replaced J.P. Morgan Investment Management Inc.
**	Effective December 15, 2008, Massachusetts Financial Services Company replaced Goldman Sachs Asset Management L.P.

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

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Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Notes to Financial Statements

continued

Short-term debt securities, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Notes to Financial Statements

continued

purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the

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financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures and option contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Notes to Financial Statements

continued

generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As July 31, 2009, the Fund has met not conditions under such agreements, which give the counterparty the right to call for an early termination.

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dare. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent

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book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

expenses under the plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2009.

PIMS has advised the Fund that it has received approximately $48,200 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2009. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2009, it has received approximately $30, $80,200, $2,200, $2,000 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out–of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For the year ended July 31, 2009, the Fund incurred approximately $40,000 in total networking fees, of which $1,000 and $25,000 respectively, was paid to Wells Fargo and First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the six months ended July 31, 2009, Wells Fargo earned $25 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2009, aggregated $380,063,133 and $420,359,666, respectively.

Transactions in options/swap options written during the year ended July 31, 2009, were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2008	38,500,000	$957,144
Written options	68,150,000	180,580
Expired options	(14,550,000)	(101,578)
Closed options	(71,300,000)	(919,336)

Options outstanding at July 31, 2009	20,800,000	$116,810

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to net investment income and accumulated net realized loss on investments and foreign currency transactions. For the tax year ended July 31, 2009, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investments and foreign currency transactions by $1,294,464 to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, reclassifications of distributions, reclasses on swap income (losses) and paydown gain (losses). Net investment income, net realized loss and net assets were not affected by this change.

For the year ended July 31, 2009 the tax character of dividends paid as reflected in the Statement of Charges in Net Assets were $7,365,887 ordinary income, $2,036,374 of long-term capital gains, and $799,953 return of capital. The respective amounts for the year ended July 31, 2008 were $5,945,884 of ordinary income and $6,483,097 of long-term capital gains.

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

As of July 31, 2009, there were no accumulated undistributed earnings on a tax basis. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation on Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation of Investments
$129,892,518	$8,358,078	$(10,693,862)	$(2,335,784)	$1,293,090	$(1,042,694)

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and other differences between financial reporting and tax accounting.

The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and marked to market of receivable, payables and swaps.

As of July 31, 2009, the capital loss carryforward for tax purposes was approximately $3,716,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

In addition, the Fund has elected to treat net capital losses of approximately $16,224,000 incurred between November 1, 2008 and July 31, 2009 as being incurred during the fiscal year ending July 31, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%.

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Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2009, Prudential owned 245 shares of Class R shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2009:
Shares sold	1,004,567	$8,293,256
Shares issued in reinvestment of dividends and distributions	571,932	4,492,654
Shares reacquired	(2,070,471)	(16,902,749)

Net increase (decrease) in shares outstanding before conversion	(493,972)	(4,116,839)
Shares issued, upon conversion from Class B , Class M, and Class X	1,027,189	8,521,510

Net increase (decrease) in shares outstanding	533,217	$4,404,671

Year ended July 31, 2008:
Shares sold	943,874	$9,852,416
Shares issued in reinvestment of dividends and distributions	430,091	4,494,345
Shares reacquired	(1,236,532)	(12,945,379)

Net increase (decrease) in shares outstanding before conversion	137,433	1,401,382
Shares issued, upon conversion from Class B , Class M, and Class X	1,123,805	11,803,840

Net increase (decrease) in shares outstanding	1,261,238	$13,205,222

Target Asset Allocation Funds/Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2009:
Shares sold	219,532	$1,806,727
Shares issued in reinvestment of dividends and distributions	365,773	2,873,275
Shares reacquired	(1,519,010)	(12,521,462)

Net increase (decrease) in shares outstanding before conversion	(933,705)	(7,841,460)
Shares reaquired upon conversion into class A	(989,021)	(8,171,323)

Net increase (decrease) in shares outstanding	(1,922,726)	$(16,012,783)

Year ended July 31, 2008:
Shares sold	365,490	$3,812,901
Shares issued in reinvestment of dividends and distributions	406,660	4,250,736
Shares reacquired	(1,287,113)	(13,516,413)

Net increase (decrease) in shares outstanding before conversion	(514,963)	(5,452,776)
Shares reaquired upon conversion into class A	(1,055,563)	(11,051,798)

Net increase (decrease) in shares outstanding	(1,570,526)	$(16,504,574)

Class C
Year ended July 31, 2009:
Shares sold	257,160	$2,131,461
Shares issued in reinvestment of dividends and distributions	200,023	1,569,339
Shares reacquired	(870,283)	(7,035,186)

Net increase (decrease) in shares outstanding	(413,100)	$(3,334,386)

Year ended July 31, 2008:
Shares sold	490,546	$5,143,574
Shares issued in reinvestment of dividends and distributions	171,670	1,792,356
Shares reacquired	(749,290)	(7,870,398)

Net increase (decrease) in shares outstanding	(87,074)	$(934,468)

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Class M	Shares	Amount
Year ended July 31, 2009:
Shares sold	28,078	$231,841
Shares issued in reinvestment of dividends and distributions	6,589	51,861
Shares reacquired	(68,035)	(558,594)

Net increase (decrease) in shares outstanding before conversion	(33,368)	(274,892)
Shares reaquired upon conversion into Class A	(16,389)	(136,303)

Net increase (decrease) in shares outstanding	(49,757)	$(411,195)

Year ended July 31, 2008:
Shares sold	86,912	$937,004
Shares issued in reinvestment of dividends and distributions	13,158	137,640
Shares reacquired	(197,404)	(2,050,044)

Net increase (decrease) in shares outstanding before conversion	(97,334)	(975,400)
Shares reaquired upon conversion into Class A	(72,103)	(751,681)

Net increase (decrease) in shares outstanding	(169,437)	$(1,727,081)

Class R
Year ended July 31, 2009:
Shares sold	29,683	$243,314
Shares issued in reinvestment of dividends and distributions	9,651	76,191
Shares reacquired	(361,994)	(3,282,075)

Net increase (decrease) in shares outstanding	(322,660)	$(2,962,570)

Year ended July 31, 2008:
Shares sold	403,914	$4,351,884
Shares issued in reinvestment of dividends and distributions	32,911	343,472
Shares reacquired	(849,365)	(9,004,966)

Net increase (decrease) in shares outstanding	(412,540)	$(4,309,610)

Class X
Year ended July 31, 2009:
Shares sold	47,964	$353,169
Shares issued in reinvestment of dividends and distributions	12,793	100,792
Shares reacquired	(134,886)	(1,065,141)

Net increase (decrease) in shares outstanding before conversion	(74,129)	(611,180)
Shares reaquired upon conversion into Class A	(25,880)	(213,884)

Net increase (decrease) in shares outstanding	(100,009)	$(825,064)

Year ended July 31, 2008:
Shares sold	47,886	$491,096
Shares issued in reinvestment of dividends and distributions	15,228	158,823
Shares reacquired	(91,808)	(956,311)

Net increase (decrease) in shares outstanding before conversion	(28,694)	(306,392)
Shares reaquired upon conversion into Class A	(32)	(361)

Net increase (decrease) in shares outstanding	(28,726)	$(306,753)

Target Asset Allocation Funds/Target Conservative Allocation Fund	71

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended July 31, 2009:
Shares sold	236,643	$2,041,068
Shares issued in reinvestment of dividends and distributions	42,146	331,725
Shares reacquired	(477,331)	(3,921,803)

Net increase (decrease) in shares outstanding	(198,542)	$(1,549,010)

Year ended July 31, 2008:
Shares sold	259,276	$2,718,802
Shares issued in reinvestment of dividends and distributions	36,313	380,292
Shares reacquired	(231,821)	(2,419,619)

Net increase (decrease) in shares outstanding	63,768	$679,475

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Companies paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Trust did not utilize the line of credit during the year ended July 31, 2009.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Note 9. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Financial Highlights

	Class A
	Year Ended July 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.84

Income (loss) from investment operations:
Net investment income	.23
Net realized and unrealized gain (loss) on investments	(.92)

Total from investment operations	(.69)

Less Dividends and Distributions:
Dividends from net investment income	(.37)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.67)

Net asset value, end of year	$8.48

Total Return(a)	(6.36)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$63,491
Average net assets (000)	$59,479
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.64	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.39	%(e)
Net investment income	2.76%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	356%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Calculated based upon the average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Includes interest expense of .06%.

See Notes to Financial Statements.

74	Visit our website at www.prudential.com

Class A
Year Ended July 31,
2008(c)	2007	2006(c)	2005

$10.66	$10.33	$11.36	$10.51

.27	.25	.28	.18
(.32)	.56	(.05)	1.05

(.05)	.81	.23	1.23

(.27)	(.27)	(.30)	(.21)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.77)	(.48)	(1.26)	(.38)

$9.84	$10.66	$10.33	$11.36

(0.75)%	7.93%	2.20%	11.85%

$68,408	$60,657	$58,130	$46,743
$65,817	$61,106	$51,963	$42,639

1.43%	1.35%	1.41%	1.44%
1.18%	1.10%	1.16%	1.19%
2.59%	2.34%	2.57%	1.65%

353%	395%	481%	379%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Financial Highlights

continued

	Class B
	Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.82

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investments	(.92)

Total from investment operations	(.75)

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.64)

Net asset value, end of year	$8.43

Total Return(a)	(7.05)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,609
Average net assets (000)	$39,077
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.39	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.39	%(d)
Net investment income	2.08%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of .06%.

See Notes to Financial Statements.

76	Visit our website at www.prudential.com

Class B
Year Ended July 31,
2008(b)	2007	2006(b)	2005

$10.64	$10.31	$11.34	$10.49

.19	.17	.18	.10
(.32)	.56	(.03)	1.05

(.13)	.73	.15	1.15

(.19)	(.19)	(.22)	(.13)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.69)	(.40)	(1.18)	(.30)

$9.82	$10.64	$10.31	$11.34

(1.49)%	7.12%	1.40%	11.02%

$56,853	$78,305	$94,011	$116,378
$70,345	$87,224	$106,189	$114,342

2.18%	2.10%	2.16%	2.19%
1.18%	1.10%	1.16%	1.19%
1.82%	1.60%	1.68%	.89%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Financial Highlights

continued

Class C
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.82

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investments	(.92)

Total from investment operations	(.75)

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.64)

Net asset value, end of year	$8.43

Total Return(a)	(7.05)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,777
Average net assets (000)	$23,090
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.39%
Expenses, excluding distribution and service (12b-1) fees	1.39%
Net investment income	2.04%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of .06%.

See Notes to Financial Statements.

78	Visit our website at www.prudential.com

Class C
Year Ended July 31,
2008(b)	2007	2006(b)	2005

$10.64	$10.31	$11.34	$10.49

.19	.17	.20	.10
(.32)	.56	(.05)	1.05

(.13)	.73	.15	1.15

(.19)	(.19)	(.22)	(.13)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.69)	(.40)	(1.18)	(.30)

$9.82	$10.64	$10.31	$11.34

(1.49)%	7.12%	1.40%	11.02%

$29,417	$32,800	$35,591	$43,787
$32,068	$34,907	$39,175	$43,819

2.18%	2.10%	2.16%	2.19%
1.18%	1.10%	1.16%	1.19%
1.83%	1.60%	1.83%	.89%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	79

Financial Highlights

continued

	Class M
	Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.82

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investments	(.92)

Total from investment operations	(.75)

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.64)

Net asset value, end of period	$8.43

Total Return(b)	(7.06)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$479
Average net assets (000)	$654
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.39	%(f)
Expenses, excluding distribution and service (12b-1) fees	1.39	%(f)
Net investment income	2.09%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Includes interest expense of .06%.

See Notes to Financial Statements.

80	Visit our website at www.prudential.com

Class M
Year Ended July 31,			October 4, 2004(a) through July 31, 2005
2008(d)	2007	2006(d)

$10.64	$10.31	$11.34	$10.81

.19	.17	.19	.14
(.32)	.56	(.04)	.69

(.13)	.73	.15	.83

(.19)	(.19)	(.22)	(.13)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.69)	(.40)	(1.18)	(.30)

$9.82	$10.64	$10.31	$11.34

(1.49)%	7.12%	1.41%	7.80%

$1,047	$2,936	$3,439	$1,900
$2,357	$3,219	$2,579	$1,115

2.18%	2.10%	2.16%	2.19	%(c)
1.18%	1.10%	1.16%	1.19	%(c)
1.81%	1.60%	1.84%	1.25	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Financial Highlights

continued

	Class R
	Year Ended July 31, 2009(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.85

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gain (loss) on investments	(.95)

Total from investment operations	(.71)

Less Dividends and Distributions:
Dividends from net investment income	(.36)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.66)

Net asset value, end of period	$8.48

Total Return(b)	(6.59)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$721
Average net assets (000)	$1,255
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.89	%(g)
Expenses, excluding distribution and service (12b-1) fees	1.39	%(g)
Net investment income	2.70%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(e)	Calculated based upon the average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.
(g)	Includes interest expense of .06%.

See Notes to Financial Statements.

82	Visit our website at www.prudential.com

Class R
Year Ended July 31,			October 4, 2004(a) through July 31, 2005
2008(e)	2007	2006(e)

$10.67	$10.34	$11.37	$10.84

.24	.23	.25	.16
(.31)	.55	(.05)	.72

(.07)	.78	.20	.88

(.25)	(.24)	(.27)	(.18)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.75)	(.45)	(1.23)	(.35)

$9.85	$10.67	$10.34	$11.37

(0.99)%	7.64%	1.93%	8.25%

$4,015	$8,751	$7,419	$3
$4,787	$8,273	$4,498	$3

1.68%	1.60%	1.66%	1.69	%(c)
1.18%	1.10%	1.16%	1.19	%(c)
2.33%	2.09%	2.31%	1.77	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

Financial Highlights

continued

	Class X
	Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.82

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investments	(.93)

Total from investment operations	(.75)

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.64)

Net asset value, end of period	$8.43

Total Return(b)	(7.05)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$977
Average net assets (000)	$1,342
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.37	%(f)
Expenses, excluding distribution and service (12b-1) fees	1.39	%(f)
Net investment income	2.13%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Includes interest expense of .06%.

See Notes to Financial Statements.

84	Visit our website at www.prudential.com

Class X
Year Ended July 31,			October 4, 2004(a) through July 31, 2005
2008(d)	2007	2006(d)

$10.63	$10.31	$11.33	$10.81

.21	.17	.19	.15
(.31)	.55	(.03)	.67

(.10)	.72	.16	.82

(.21)	(.19)	(.22)	(.13)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.71)	(.40)	(1.18)	(.30)

$9.82	$10.63	$10.31	$11.33

(1.22)%	7.13%	1.41%	7.71%

$2,120	$2,601	$2,607	$1,688
$2,441	$2,463	$1,892	$853

1.99%	2.10%	2.16%	2.19	%(c)
1.18%	1.10%	1.16%	1.19	%(c)
2.02%	1.60%	1.86%	1.31	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	85

Financial Highlights

continued

	Class Z
	Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.85

Income (loss) from investment operations:
Net investment income	.26
Net realized and unrealized gain (loss) on investments	(.93)

Total from investment operations	(.67)

Less Dividends and Distributions:
Dividends from net investment income	(.38)
Tax return of capital	(.05)
Distributions from net realized gains on investments	(.25)

Total dividends and distributions	(.68)

Net asset value, end of year	$8.50

Total Return(a)	(6.14)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,156
Average net assets (000)	$3,809
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.39	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.39	%(d)
Net investment income	3.10%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of .06%.

See Notes to Financial Statements.

86	Visit our website at www.prudential.com

Class Z
Year Ended July 31,
2008(b)	2007	2006(b)	2005

$10.67	$10.34	$11.37	$10.52

.30	.28	.30	.21
(.32)	.56	(.04)	1.05

(.02)	.84	.26	1.26

(.30)	(.30)	(.33)	(.24)
—	—	—	—
(.50)	(.21)	(.96)	(.17)

(.80)	(.51)	(1.29)	(.41)

$9.85	$10.67	$10.34	$11.37

(0.50)%	8.20%	2.47%	12.10%

$5,610	$5,397	$4,471	$4,611
$5,771	$4,521	$4,587	$4,731

1.18%	1.10%	1.16%	1.19%
1.18%	1.10%	1.16%	1.19%
2.85%	2.59%	2.83%	2.02%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	87

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

88	Visit our website at www.prudential.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2009) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2009, the Fund paid dividends from net investment income of $0.37 per share for Class A shares, $0.34 per share for Class B, C, M and X shares respectively, $0.36 per share for Class R shares and $0.38 per share for Class Z shares. The Fund also paid short-term capital gains of $0.12 per share to Class A, B, C, M, R, X and Z shares which is taxable as ordinary income. In addition, the Fund designates the maximum amount allowable per share but not less than $0.13 per share to Class A, B, C, M, R, X and Z shares as a capital gain distribution per share, in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund paid a tax return of capital distribution of $0.05 per share to Class A, B, C, M, R, X and Z shares which is generally non-taxable.

For the year ended July 31, 2009, the Fund designates the maximum amount allowable under the Code but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income (QDI); 2) eligible for the corporate dividends received deduction (DRD); 3) interest-related dividends (IRD); and 4) short-term capital gain dividends (STCGD):

	QDI	DRD	IRD	STCGD
Target Conservative Allocation Fund	22.10%	21.40%	57.26%	19.44%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 19.45% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2009.

Target Asset Allocation Funds/Target Conservative Allocation Fund	89

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.prudential.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Target Asset Allocation Funds/Target Conservative Allocation Fund

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Funds is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Conservative Allocation (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Target Conservative Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’

[2]

The Fund’s subadvisers are: Eagle Asset Management, Eaton Vance Management, Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, NFJ Investment Management LP, EARNEST Partners LLC, Vaughan Nelson Investment Management, and Pacific Investment Management Company LLC.

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portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) was in the first quartile for the five- and ten-year periods, in the second quartile over the three-year period, and in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the five- and ten-year periods, though it underperformed its benchmark index over the one- and three-year periods. The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s actual management fee was only 5 basis points above the median for all funds in the Expense Group. The Board also considered PI’s explanation that the Fund’s fourth quartile total expense ranking was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund.

As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund performance, expenses of service providers and such other aspects that the Trustees deemed important in the exercise of their business judgment. The

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use

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soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–11.51%	1.62%	3.31%	—
Class B	–11.34	1.85	3.13	—
Class C	–7.91	2.00	3.13	—
Class M	–12.21	N/A	N/A	1.15% (10/04/04)
Class R	–6.48	N/A	N/A	1.99 (10/04/04)
Class X	–12.20	N/A	N/A	1.03 (10/04/04)
Class Z	–6.03	3.05	4.16	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.36%	2.77%	3.89%	—
Class B	–7.05	2.00	3.13	—
Class C	–7.05	2.00	3.13	—
Class M	–7.06	N/A	N/A	1.46% (10/04/04)
Class R	–6.48	N/A	N/A	1.99 (10/04/04)
Class X	–7.05	N/A	N/A	1.50 (10/04/04)
Class Z	–6.03	3.05	4.16	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A,

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1.69%; Class B, 2.39%; Class C, 2.39%; Class M, 2.39%; Class R, 2.14%; Class X, 2.39%; Class Z, 1.39%. Net operating expenses apply to: Class A, 1.64%; Class B, 2.39%; Class C, 2.39%; Class M, 2.39%; Class R, 1.89%; Class X, 2.39%; Class Z, 1.39%, after contractual reduction through 11/30/2010.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 1999) and the account values at the end of the current fiscal year (July 31, 2009) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Conservative Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, Fl 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

MFSP504E    0161101-00001-00

JULY 31, 2009	ANNUAL REPORT

Target

Moderate Allocation Fund

OBJECTIVE

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2009

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Moderate Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Moderate Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.53%; Class B, 2.23%; Class C, 2.23%; Class M, 2.23%; Class R, 1.98%; Class X, 2.23%; Class Z, 1.23%. Net operating expenses apply to: Class A, 1.48%; Class B, 2.23%; Class C, 2.23%; Class M, 2.23%; Class R, 1.73%; Class X, 2.21%; Class Z, 1.23%, after contractual reduction through 11/30/2010 for Class A and Class R shares.

Cumulative Total Returns as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–12.87%	12.21%	31.60%	—
Class B	–13.43	8.17	21.87	—
Class C	–13.43	8.17	21.87	—
Class M	–13.46	N/A	N/A	4.23% (10/04/04)
Class R	–13.03	N/A	N/A	6.73 (10/04/04)
Class X	–13.43	N/A	N/A	4.41 (10/04/04)
Class Z	–12.63	13.69	34.85	—
Customized Blend[2]	–10.68	15.81	28.35	**
S&P 500 Index[3]	–19.95	–0.68	–11.32	***
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[4]	–13.05	9.21	18.26	****

Average Annual Total Returns[5] as of 6/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–23.13%	–0.54%	1.48%	—
Class B	–23.25	–0.33	1.27	—
Class C	–20.11	–0.17	1.27	—
Class M	–24.07	N/A	N/A	–0.67% (10/04/04)
Class R	–18.89	N/A	N/A	0.18 (10/04/04)
Class X	–23.96	N/A	N/A	–0.79 (10/04/04)
Class Z	–18.50	0.84	2.31	—
Customized Blend[2]	–16.31	1.41	1.81	**
S&P 500 Index[3]	–26.20	–2.24	–2.22	***
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[4]	–19.30	0.06	0.79	****

2	Visit our website at www.prudential.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Customized Benchmark for Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (52%), MSCI EAFE ND (13%), and the Barclays Capital U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/09 is 13.34% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/09 is 1.46% for Classes M, R, and X.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/09 is –2.13% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/09 is –1.97% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/09 is 6.92% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/09 is 0.11% for Classes M, R, and X.

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Fund objective

The investment objective of the Target Moderate Allocation Fund is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2009, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Moderate Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for domestic and international stocks and domestic bonds in a 52%/13%/35% asset allocation considered appropriate for a moderate balance of risk and return potential. The Fund’s Class A shares declined 12.87% for the fiscal year ended July 31, 2009, more than the 10.68% decline of the customized benchmark, but less than the 13.05% decline of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What was the investment environment like for U.S. stocks?

As the effects of the credit crisis lingered through the first half of the Fund’s reporting period, U.S. equity markets dipped to their lowest point in decades in March 2009. Also in March, the Treasury Department announced broad-based plans to form a public-private investment partnership designed to stimulate credit markets and stabilize the financial system. The federal government released results of its stress test in May, which determined 10 of the 19 big banks it tested needed to raise additional capital. Some of these banks issued stocks to raise necessary funds. Shortly after these developments, investors retreated from safe-haven assets such as U.S. Treasurys, and regained their appetite for risk by purchasing undervalued stocks, which sparked a powerful rally that continued through the end of the 12-month period. Signs of economic stabilization also bolstered share prices. However, gains during the period were not sufficient to offset earlier losses, as broad-market equity indexes recorded overall declines for the period.

All sectors of the S&P 500 Index posted gains for the second quarter. For the year, however, all sectors declined. Those sectors posting the steepest, double-digit declines for the fiscal year included financials, industrials, energy, materials, and utilities. Sectors hit less severely were in healthcare, telecommunications services, information technology, and consumer staples. At the close of the reporting period, though, some lagging sectors had reversed their performance and became market leaders. The most significant sector in which this occurred was financials, because of federal rescue efforts and renewed investor support.

What was the investment environment like for international stocks?

The MSCI-EAFE Index (the Index), which measures developed markets performance excluding the U.S. and Canada, closed the reporting period with a sharp decline. While global equities staged a stunning rally during the second quarter of 2009 through the end of the reporting period, losses earlier in the period overshadowed later gains. During the first half of the period, widespread losses were primarily due to the ongoing effects of the credit crisis and global recession, as investors took refuge in safer assets. In the second half of the reporting period, international equity markets

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staged a turnaround, prompted by country-specific policy decisions that included stimulus programs, capital infusions to banks, and steep interest rate cuts. These initiatives helped investors regain their appetite for risk, as battered stocks traded at attractive prices.

Overall, all sectors in the Index declined during the reporting period, despite the rally late in the second half of the Fund’s fiscal year. The worst hit sectors, those registering declines of more than 20%, included industrials, financials, materials, energy, information technology, and utilities. Conversely, some of the sectors that had reported the worst overall losses in the first half of the year had bounced back from being laggards to close the reporting period as leaders.

What was the investment environment like for fixed income securities?

In the midst of economic weakness and declining short-term interest rates, the Barclays Capital U.S. Aggregate Bond Index gained for the 12 months ended July 31, 2009. This total return topped both domestic and international equity markets, which suffered steep declines. The Federal Reserve (the Fed) repeatedly eased monetary policy in an effort to jumpstart the economy and help keep liquidity flowing. Its target for the federal funds rate charged on overnight loans between banks declined from 2.00% in August 2008 to a record low range of zero to 0.25% in December 2008, and was unchanged at the end of the fiscal year.

Early in the reporting period, the destabilizing effects of the credit crisis took its toll on financial institutions, creating a “flight-to-quality” environment in which investors sought safe haven in U.S. Treasury securities and sold riskier bonds. But the appeal of Treasurys faded in the second half of the fiscal year. Investors regained their appetite for risk because the Fed and the U.S. Department of the Treasury implemented an unprecedented range of new programs intended to guarantee, finance, or purchase whatever financial assets were necessary to steady the nation’s financial system. Companies issued a flood of new investment-grade corporate bonds in addition to high yield corporate bonds, commonly referred to as “junk” bonds because they are rated below investment grade. Investors eagerly snapped up both types of debt securities.

Most components of the Barclays Capital U.S. Aggregate Bond Index finished the fiscal year firmly in positive territory. All sectors in the investment-grade corporate bond markets gained, with the utility and industrial sectors achieving the strongest returns followed by financial institutions. Federal agency bonds and high-quality residential mortgage-backed securities also gained. However, commercial mortgage-backed securities posted a moderate decline, as strong gains in the latter months of the reporting period did not fully erase earlier losses. The asset-backed securities

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Strategy and Performance Overview (continued)

market ended in the black, but its home equity loan sector suffered a double-digit decline, reflecting persistent credit problems in the housing market.

High yield corporate bonds, which are not included in the Barclays Capital U.S. Aggregate Bond Index, posted a moderate gain for the 12 months ended July 31, 2009. During the second half of the reporting period, the high yield bond market staged a strong rally based on federal policy decisions and on signs the credit crisis was easing.

Were there changes to the Fund’s asset managers?

On December 15, 2008, MFS Investment Management replaced Goldman Sachs Asset Management as a co-manager alongside Marsico Capital Management for one of the Fund’s two large cap growth portions. This move was made due to MFS’s strong track record and to better complement the portion managed by Marsico. Additionally, Eaton Vance Management replaced JP Morgan Investment Management as a co-manager alongside Hotchkis and Wiley Capital Management and NFJ Investment Group for one of the Fund’s three large cap value portions. Eaton Vance was chosen as the replacement due to its Large Cap, Relative Value Strategy, and to complement the portions co-managed by NFJ and Hotchkis and Wiley.

How did asset allocation affect the Fund’s performance?

Asset allocation slightly detracted from performance. During the reporting period, the Fund had an overweight to cash versus fixed income, which hurt performance as the Barclays Capital U.S. Aggregate Bond Index generated higher returns than cash.

How did asset management decisions affect Fund performance?

Stock selection by NFJ, Marsico, and MFS detracted the most from the Fund’s performance. The PIMCO and Hotchkis and Wiley portions contributed positively to the Fund’s performance.

The NFJ Large-Cap Value Strategy portion underperformed relative to its benchmark index, the Russell 1000® Value Index. NFJ’s stock selection in oil refining, chemicals, mining and metals, banking, and real estate investment trusts (REITs) negatively affected performance. Additionally, a modest overexposure to energy, and an underexposure to financials, which gained late in the reporting period, further hindered performance.

The underperformance of the Marsico portion of the Fund was attributable to a mix of factors. Relative to its benchmark index, the Russell 1000® Growth Index, Marsico had an exposure to momentum stocks (stocks that have recently gone up in price), which made it more sensitive to downward market movements. It was overweight in

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the banking, casino and gaming, and railroad industries. It was underweight in the pharmaceuticals, technology, semiconductor, and software industries. These weightings weakened Marsico’s returns. The Marsico portion also held stocks with larger market capitalizations, lower quality ratings, and higher volatility factors than those in its benchmark index, which also hurt performance.

The MFS portion of the Fund also underperformed mainly due to stock selection and sector allocations. The MFS portfolio was less sensitive to market changes, but the rally in lower quality stocks later in the year muted its protective positioning. MFS held positions in sectors such as financials, healthcare, and consumer discretionary, which were some of the worst performing sectors during the year. When bank stocks rebounded from their historic lows earlier in the year, the MFS Large Cap Growth portfolio lagged considerably, since MFS’s holdings included insurance companies and diversified asset managers and excluded banks. Moreover, real estate investment trusts (REITs) and real estate companies were distressed during most of the year, but some of these companies in the MFS benchmark index, the Russell 1000® Growth Index, performed well. However, MFS’s aversion to real estate hurt performance, since it did not hold these outperforming assets. As for individual stock selection, the MFS portion was underweight in a large software maker, which negatively affected performance throughout the year.

The PIMCO Fixed Income portion contributed positively to performance, outperforming the Barclays Capital U.S. Aggregate Bond Index by a wide margin. It benefited from holding corporate bonds in the financials sector and from an overweight position in high quality government securities, such as high-rated mortgage-backed securities. The PIMCO portion of the Fund also benefited from a yield curve steepening strategy.

The Hotchkis and Wiley Large Cap Value portfolio outperformed its index, the Russell 1000® Value Index. This portion of the Fund benefited from several risk-based positions, including an overexposure to stocks exhibiting wide swings in price (volatility), an underexposure to stocks that have recently gone up in price (momentum), and an underexposure to stocks with higher market capitalizations than those in its benchmark index. Additionally, Hotchkis and Wiley’s positions within specific sectors augmented results, particularly an underweight in energy and an overweight in technology sectors. Stock selection in consumer discretionary and industrials helped relative performance, since these sectors did well during the market rally in the second half of the year.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2009, at the beginning of the period, and held through the six-month period ended July 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,170.60	1.54%	$8.29
	Hypothetical	$1,000.00	$1,017.50	1.54%	$7.70

Class B	Actual	$1,000.00	$1,167.20	2.29%	$12.31
	Hypothetical	$1,000.00	$1,013.79	2.29%	$11.43

Class C	Actual	$1,000.00	$1,167.20	2.29%	$12.31
	Hypothetical	$1,000.00	$1,013.79	2.29%	$11.43

Class M	Actual	$1,000.00	$1,166.20	2.29%	$12.30
	Hypothetical	$1,000.00	$1,013.79	2.29%	$11.43

Class R	Actual	$1,000.00	$1,168.90	1.79%	$9.63
	Hypothetical	$1,000.00	$1,016.27	1.79%	$8.95

Class X	Actual	$1,000.00	$1,167.20	2.29%	$12.31
	Hypothetical	$1,000.00	$1,013.79	2.29%	$11.43

Class Z	Actual	$1,000.00	$1,171.70	1.29%	$6.95
	Hypothetical	$1,000.00	$1,018.74	1.29%	$6.46

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2009, and divided by the 365 days in the Fund's fiscal year ended July 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

Portfolio of Investments

as of July 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.2%
COMMON STOCKS 64.6%

Aerospace 0.9%
1,500	Boeing Co. (The)	$64,365
15,600	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	304,044
15,692	Lockheed Martin Corp.	1,173,134
1,375	Moog, Inc. (Class A Stock)*	37,070
3,900	MTU Aero Engines Holding AG (Germany)	141,745
9,800	Safran SA (France)	151,552
10,551	United Technologies Corp.	574,713

		2,446,623

Aerospace & Defense 1.0%
1,800	AAR Corp.*	34,434
28,181	General Dynamics Corp.	1,560,946
2,990	Goodrich Corp.	153,566
500	Meggitt PLC (United Kingdom)	1,509
21,500	Northrop Grumman Corp.	958,470
1,000	Teledyne Technologies, Inc.*	32,730
2,300	Thales SA (France)	97,231
550	TransDigm Group, Inc.*	21,059

		2,859,945

Air Freight & Couriers 0.2%
6,720	FedEx Corp.	455,885

Airlines 0.1%
75,500	Air New Zealand Ltd. (New Zealand)	54,992
6,000	Deutsche Lufthansa AG (Germany)	81,071
61,500	Qantas Airways Ltd. (Australia)	119,330
9,000	Singapore Airlines Ltd. (Singapore)	84,425

		339,818

Apparel
5,690	True Religion Apparel, Inc.*	127,228

Auto Parts & Related
1,300	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	93,867

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto/Trucks Parts & Equipment 0.1%
6,200	Keihin Corp. (Japan)	$93,762
6,700	Nifco, Inc. (Japan)	122,494

		216,256

Automobile Manufacturers 0.1%
1,500	Daimler AG (Germany)	69,419
14,000	Nissan Shatai Co. Ltd. (Japan)	129,014

		198,433

Automobiles 0.4%
17,000	Fuji Heavy Industries Ltd. (Japan)	68,629
14,000	Harley-Davidson, Inc.	316,400
2,400	Honda Motor Co. Ltd. (Japan)	77,358
11,700	Nissan Motor Co. Ltd. (Japan)	85,192
11,300	Toyota Motor Corp. (Japan)	476,481

		1,024,060

Automotive Components 0.1%
13,900	Johnson Controls, Inc.	359,732

Automotive Parts 0.2%
3,710	Advance Auto Parts, Inc.	171,513
1,175	Autoliv, Inc.	42,077
400	Georg Fischer AG (Switzerland)*	84,181
39,500	GKN PLC (United Kingdom)*	67,797
8,100	Sumitomo Electric Industries Ltd. (Japan)	100,924

		466,492

Banking 0.2%
25,142	Standard Chartered PLC (United Kingdom)	596,799

Banks
1,525	FirstMerit Corp.	28,487
29,600	Mizuho Financial Group, Inc. (Japan)	67,255

		95,742

Beverages 0.5%
4,850	Coca-Cola Co. (The)	241,724
5,500	Molson Coors Brewing Co. (Class B Stock)	248,655
11,663	PepsiCo, Inc.	661,875
11,528	SABMiller PLC (United Kingdom)	267,095

		1,419,349

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology 0.3%
5,147	Amgen, Inc.*	$320,710
260	Bio-Rad Laboratories, Inc. (Class A Stock)*	20,134
3,500	BioMarin Pharmaceutical, Inc.*	57,435
2,350	Celgene Corp.*	133,856
2,930	Cubist Pharmaceuticals, Inc.*	58,219
3,650	Genzyme Corp.*	189,399
2,590	Life Technologies Corp.*	117,923
1,860	Regeneron Pharmaceuticals, Inc.*	39,878

		937,554

Broadcasting 0.1%
31,600	British Sky Broadcasting Group PLC (United Kingdom)	288,213

Building Materials 0.2%
500	Ciments Francais SA (France)	48,837
79,500	Kingfisher PLC (United Kingdom)	282,534
11,000	Kurabo Industries Ltd. (Japan)	22,785
32,000	Sanwa Holdings Corp. (Japan)	115,995

		470,151

Business Services
2,135	FTI Consulting, Inc.*	116,208

Capital Goods
1,500	Harsco Corp.	41,265

Capital Markets 0.4%
4,210	Affiliated Managers Group, Inc.*	277,944
12,110	Charles Schwab Corp. (The)	216,406
20,720	Morgan Stanley	590,520
2,700	Raymond James Financial, Inc.	55,404
1,625	Waddell & Reed Financial, Inc. (Class A Stock)	46,101

		1,186,375

Chemicals 1.9%
6,071	Air Products & Chemicals, Inc.	452,897
1,500	Airgas, Inc.	66,870
22,000	Asahi Kasei Corp. (Japan)	113,691
4,300	BASF SE (Germany)	215,487
8,200	Clariant AG (Switzerland)*	61,386
21,300	Denki Kagaku Kogyo Kabushiki Kaisha (Japan)	69,330

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
49,762	Dow Chemical Co. (The)	$1,053,462
5,500	Eastman Chemical Co.	273,130
4,960	Ecolab, Inc.	205,890
5,550	GrafTech International Ltd.*	76,201
21,875	Huntsman Corp.	134,312
4,400	Koninklijke DSM NV (Netherlands)	157,284
16,000	Nippon Shokubai Co. Ltd. (Japan)	131,213
10,200	PPG Industries, Inc.	561,000
19,394	Praxair, Inc.	1,516,223
200	Sensient Technologies Corp.	5,038
1,000	Solvay SA (Belgium)	98,017
3,810	Terra Industries, Inc.	111,100
1,400	Valspar Corp. (The)	35,448

		5,337,979

Clothing & Apparel 0.8%
35,066	NIKE, Inc. (Class B Stock)	1,986,138
10,000	Onward Holdings Co. Ltd. (Japan)	71,123
4,350	Phillips-Van Heusen Corp.	153,903

		2,211,164

Commercial Banks 1.0%
4,500	Allied Irish Banks PLC (Ireland)*	11,288
9,300	Banco Espirito Santo SA (Portugal)	58,071
2,000	BancorpSouth, Inc.	45,000
15,000	Bank of Ireland (Ireland)*	42,759
8,200	Bank of New York Mellon Corp. (The)	224,188
18,300	Barclays PLC (United Kingdom)	92,411
3,600	Comerica, Inc.	85,824
1,250	Cullen / Frost Bankers, Inc.	60,038
4,775	First Commonwealth Financial Corp.	31,849
26,000	KeyCorp	150,280
68,431	Lloyds TSB Group PLC (United Kingdom)*	97,164
8,219	Northern Trust Corp.	491,579
33,417	PNC Financial Services Group, Inc.	1,225,067
1,575	PrivateBancorp, Inc.	39,107
2,075	Prosperity Bancshares, Inc.	69,533
21,000	Regions Financial Corp.	92,820
1,900	Trustmark Corp.	37,810
950	UMB Financial Corp.	39,634
1,400	United Bankshares, Inc.	28,364

		2,922,786

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services 0.1%
6,310	Quanta Services, Inc.*	$147,086

Commercial Services & Supplies 1.2%
1,600	Adecco SA (Switzerland)	77,107
1,670	Apollo Group, Inc. (Class A Stock)*	115,297
2,458	Coinstar, Inc.*	81,679
5,300	Davis Service Group PLC (United Kingdom)	29,814
6,195	GEO Group, Inc. (The)*	111,386
1,175	Healthcare Services Group, Inc.	21,937
4,400	Moody’s Corp.	104,456
3,580	Ritchie Bros. Auctioneers, Inc. (Canada)	85,920
4,125	Sotheby’s	62,164
25,333	Visa, Inc. (Class A Stock)	1,658,298
6,322	Waste Connections, Inc.*	178,343
30,335	Waste Management, Inc.	852,717

		3,379,118

Communication Equipment 0.1%
5,000	Arris Group, Inc.*	60,900
5,105	EMS Technologies, Inc.*	112,310
2,175	Nice Systems Ltd., ADR (Israel)*	59,551
7,970	Nuance Communications, Inc.*	105,204

		337,965

Computer Hardware 1.2%
19,720	Apple, Inc.*	3,222,051
10,089	Logitech International SA (Switzerland)*	169,936

		3,391,987

Computer Services
1,140	Radiant Systems, Inc.*	11,468

Computer Services & Software 0.8%
9,670	Electronic Arts, Inc.*	207,615
20,900	EMC Corp.*	314,754
1,700	Global Payments, Inc.	71,910
3,130	Informatica Corp.*	57,561
11,480	Intuit, Inc.*	340,956
1,980	MICROS Systems, Inc.*	54,232
13,050	Novell, Inc.*	59,769

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software (cont’d.)
29,230	Oracle Corp.	$646,860
10,506	SAP AG (Germany)	494,146
6,700	TietoEnator Oyj (Finland)	114,785

		2,362,588

Computers 0.6%
37,015	Hewlett-Packard Co.	1,602,749

Computers & Peripherals 1.1%
9,210	Cognizant Technology Solutions Corp. (Class A Stock)*	272,524
7,137	Compellent Technologies, Inc.*	113,407
22,712	International Business Machines Corp.	2,678,426
4,500	NetApp, Inc.*	101,070
6,061	Netezza Corp.*	54,791
2,575	QLogic Corp.*	33,604

		3,253,822

Conglomerates 0.1%
30,300	Marubeni Corp. (Japan)	139,932
7,400	Mitsubishi Corp. (Japan)	147,805

		287,737

Construction 0.1%
2,310	Fluor Corp.	121,968
1,000	Granite Construction, Inc.	33,880
1,100	URS Corp.*	55,660

		211,508

Construction & Engineering 0.1%
9,000	NCC AB (Class B Stock) (Sweden)	92,295
3,005	Northwest Pipe Co.*	104,514

		196,809

Consumer Finance 0.1%
7,578	Cash America International, Inc.	202,560
3,400	First Cash Financial Services, Inc.*	63,920

		266,480

Consumer Products & Services 0.3%
4,600	Avon Products, Inc.	148,948
2,480	Colgate-Palmolive Co.	179,651

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Products & Services (cont’d.)
4,800	Electrolux AB (Class B Stock) (Sweden)*	$89,801
55,000	Pacific Brands Ltd. (Australia)	54,739
8,548	Reckitt Benckiser Group PLC (United Kingdom)	410,665
1,300	Toro Co. (The)	45,058

		928,862

Containers & Packaging 0.2%
36,700	Amcor Ltd. (Australia)	151,936
9,040	Owens-Illinois, Inc.*	306,817
1,825	Packaging Corp. of America	35,898

		494,651

Cosmetics & Toiletries
2,600	Natura Cosmeticos SA (Brazil)	37,040

Distribution/Wholesale 0.1%
16,500	Sumitomo Corp. (Japan)	163,387

Diversified 0.1%
6,156	BHP Billiton Ltd., ADR (Australia)	387,582

Diversified Financial Services 2.9%
33,600	BM&FBOVESPA SA (Brazil)	216,826
268,097	Citigroup, Inc.	849,868
3,826	Deutsche Boerse AG (Germany)	303,196
112,175	JPMorgan Chase & Co.	4,335,564
105,825	Wells Fargo & Co.	2,588,480

		8,293,934

Diversified Manufacturing 0.1%
9,300	AGFA-Gevaert NV (Belgium)*	28,764
25,600	IMI PLC (United Kingdom)	145,396
50,800	Tomkins PLC (United Kingdom)	150,201

		324,361

Diversified Operations 0.2%
23,648	CITIC Pacific Ltd. (Hong Kong)	67,434
4,980	LVMH Moet Hennessy Louis Vuitton SA (France)	449,230
10,000	Mitsui & Co. Ltd. (Japan)	125,443

		642,107

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.9%
52,272	AT&T, Inc.	$1,371,095
36,488	Verizon Communications, Inc.	1,170,170

		2,541,265

Electric 0.1%
14,717	NRG Energy, Inc.*	400,450

Electric Utilities 0.8%
30,000	Edison International	969,600
28,400	Enel SpA (Italy)	154,323
8,800	Exelon Corp.	447,568
6,044	FirstEnergy Corp.	249,013
6,000	FPL Group, Inc.	340,020

		2,160,524

Electrical Equipment 0.2%
12,713	Emerson Electric Co.	462,499
130	First Solar, Inc.*	20,071
1,300	Smith (A.O.) Corp.	50,752

		533,322

Electronic Components 0.3%
9,000	Alpine Electronics, Inc. (Japan)	90,642
12,100	Alps Electric Co. Ltd. (Japan)*	67,517
3,304	Fanuc Ltd. (Japan)	271,303
3,400	FLIR Systems, Inc.*	73,066
963	Itron, Inc.*	50,240
879	Samsung Electronics Co. Ltd., GDR (South Korea), 144A*	259,077
14,100	TT Electronics PLC (United Kingdom)	9,657

		821,502

Electronic Components & Equipment
6,400	Omron Corp. (Japan)	103,753

Electronic Equipment & Instruments 0.3%
4,250	Coherent, Inc.*	83,385
31,140	Tyco Electronics Ltd. (Switzerland)	668,576

		751,961

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 0.7%
500	Core Laboratories NV (Netherlands)	$42,955
11,067	Diamond Offshore Drilling, Inc.	994,591
17,700	Halliburton Co.	390,993
3,650	Key Energy Services, Inc.*	25,331
2,597	Lufkin Industries, Inc.	117,904
1,275	Oil States International, Inc.*	34,578
3,750	OYO Geospace Corp.*	89,550
2,325	Patterson-UTI Energy, Inc.	32,108
1,050	Unit Corp.*	33,275
4,895	Vestas Wind Systems A/S (Denmark)*	344,778

		2,106,063

Entertainment & Leisure 0.6%
7,348	Carnival Corp. (Panama)	205,670
11,748	Carnival PLC (United Kingdom)	342,251
4,970	DreamWorks Animation SKG, Inc. (Class A Stock)*	156,605
7,802	Hennes & Mauritz AB (Class B Stock) (Sweden)	463,838
1,800	Life Time Fitness, Inc.*	45,810
639	Nintendo Co. Ltd. (Japan)	172,809
16,200	Tabcorp Holdings Ltd. (Australia)	98,094
36,200	Thomas Cook Group PLC (United Kingdom)	131,221

		1,616,298

Environmental Services
1,170	Republic Services, Inc.	31,122

Equipment Services 0.1%
40,000	Downer EDI Ltd. (Australia)	217,117
5,900	Kyoei Steel Ltd. (Japan)	147,149

		364,266

Exchange Traded Fund 0.1%
3,175	iShares Russell 2000 Value Index Fund	163,513

Farming & Agriculture 0.5%
30,000	Altria Group, Inc.	525,900
38,400	AWB Ltd. (Australia)	42,393
118,000	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	79,783
10,591	Monsanto Co.	889,644

		1,537,720

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial—Bank & Trust 3.0%
14,583	American Express Co.	$413,136
3,750	Astoria Financial Corp.	36,413
6,700	Australia & New Zealand Banking Group Ltd. (Australia)	103,834
12,396	Banco Bilbao Vizcaya Argentaria SA (Spain)	203,535
25,800	Banco Santander SA (Spain)	373,609
193,850	Bank of America Corp.	2,867,041
7,632	BNP Paribas (France)	556,401
23,900	Bradford & Bingley PLC (United Kingdom)*	—
4,635	Broadpoint Gleacher Securities, Inc.*	28,876
146,271	China Merchants Bank Co. Ltd. (Class H Stock) (China)	343,876
5,300	Credit Agricole SA (France)	75,654
6,600	Credit Saison Co. Ltd. (Japan)	86,210
2,200	Credit Suisse Group AG (Switzerland)	103,963
3,100	Danske Bank A/S (Denmark)*	64,525
1,450	Danvers Bancorp, Inc.	18,198
6,700	Deutsche Bank AG (Germany)	433,450
5,300	Dexia NV/SA (Belgium)*	41,630
2,700	East West Bancorp, Inc.	23,868
16,400	Intesa Sanpaolo SpA (Italy)*	61,067
67,400	Mitsubishi UFJ Financial Group, Inc. (Japan)	403,154
8,600	National Australia Bank Ltd. (Australia)	174,996
15,957	National Bank of Greece SA (Greece)*	465,785
6,000	Natixis SA (France)*	15,624
5,700	Nordea Bank AB (Sweden)	55,294
3,690	State Street Corp.	185,607
600	Student Loan Corp. (The)	26,970
18,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	98,536
4,400	Svenska Handelsbanken AB (Class A Stock) (Sweden)	107,622
19,600	Takefuji Corp. (Japan)	107,088
43,947	U.S. Bancorp	896,958
5,800	Unione di Banche Italiane ScpA (Italy)	81,138
400	Verwaltungs und Privat Bank AG (Liechtenstein)	51,654

		8,505,712

Financial Services 2.0%
7,600	Alpha Bank A.E. (Greece)*	100,198
12,329	Capital One Financial Corp.	378,500
710	CME Group, Inc.	197,969
19,500	Companhia Brasileira de Meios de Pagamento (Brazil)	186,142
9,800	DnB NOR ASA (Norway)*	85,282

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial Services (cont’d.)
2,100	Eaton Vance Corp.	$60,102
2,500	FBR Capital Markets Corp.*	12,800
2,573	Franklin Resources, Inc.	228,174
16,653	Goldman Sachs Group, Inc. (The)	2,719,435
25,195	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	475,289
651,484	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	469,066
7,400	Irish Life & Permanent PLC (Ireland)	36,303
2,500	Jefferies Group, Inc.*	57,150
7,494	Julius Baer Holding AG (Switzerland)	356,941
3,300	Macquarie Group Ltd. (Australia)	121,493
100,000	Noble Group Ltd. (Bermuda)	145,225
12,130	Western Union Co. (The)	212,032

		5,842,101

Financial/Business Services 0.1%
2,720	Dun & Bradstreet Corp. (The)	195,813

Food 0.6%
6,180	CSM NV (Netherlands)	108,915
2,590	General Mills, Inc.	152,577
100,700	Goodman Fielder Ltd. (Australia)	116,645
6,378	Kroger Co. (The)	136,362
25,642	Nestle SA (Switzerland)	1,055,289
3,800	Suedzucker AG (Germany)	79,834

		1,649,622

Food & Beverage 0.1%
12,400	Dairy Crest Group PLC (United Kingdom)	68,200
48,600	Northern Foods PLC (United Kingdom)	49,928
10,500	Tate & Lyle PLC (United Kingdom)	64,502

		182,630

Food & Drug Retailers 0.3%
43,700	Safeway, Inc.	827,241

Foods
100	Delhaize Group (Belgium)	7,150
500	Metcash Ltd. (Australia)	1,790

		8,940

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gaming
3,586	OPAP SA (Greece)	$86,122

Gas Distribution
22,100	Centrica PLC (United Kingdom)	81,310

Healthcare Equipment & Supplies 0.3%
9,785	American Medical Systems Holdings, Inc.*	149,613
7,305	Cutera, Inc.*	60,997
15,360	Medtronic, Inc.	544,051
1,125	Teleflex, Inc.	53,955
7,239	Thoratec Corp.*	181,988

		990,604

Healthcare Products 0.1%
8,783	Covidien PLC (Ireland)	332,085
3,275	Patterson Cos., Inc.*	83,054

		415,139

Healthcare Products & Services
1,275	West Pharmaceutical Services, Inc.	46,538

Healthcare Providers & Services 0.1%
2,670	Amedisys, Inc.*	119,375
3,690	Centene Corp.*	71,254
3,905	Lincare Holdings, Inc.*	102,233

		292,862

Healthcare Services 0.2%
6,238	Aetna, Inc.	168,239
1,800	AMERIGROUP Corp.*	44,424
1,000	Covance, Inc.*	55,150
2,090	Genoptix, Inc.*	65,438
2,100	Healthways, Inc.*	30,954
2,130	MEDNAX, Inc.*	98,725
1,791	Psychiatric Solutions, Inc.*	48,393
6,644	UnitedHealth Group, Inc.	186,431

		697,754

Healthcare Technology 0.1%
7,699	Eclipsys Corp.*	140,122
3,040	Vital Images, Inc.*	40,553

		180,675

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Home Furnishings
3,866	DTS, Inc.*	$106,199

Hotels, Restaurants & Leisure 1.5%
5,429	Bally Technologies, Inc.*	196,584
6,540	BJ’s Restaurants, Inc.*	105,163
3,750	International Game Technology	74,063
1,675	International Speedway Corp. (Class A Stock)	42,830
55,590	McDonald’s Corp.	3,060,785
1,530	Penn National Gaming, Inc.*	48,516
15,150	Shuffle Master, Inc.*	109,080
2,025	Sonic Corp.*	22,336
3,469	Wendy’s / Arby’s Group, Inc. (Class A Stock)	15,888
14,551	Wynn Resorts Ltd.*	744,575

		4,419,820

Household Durables 0.2%
7,700	Fortune Brands, Inc.	304,689
6,486	Universal Electronics, Inc.*	136,919

		441,608

Household Products 0.2%
9,500	Kimberly-Clark Corp.	555,275
2,750	Scotts Miracle-Gro Co. (The) (Class A Stock)	107,387

		662,662

Independent Power Producers & Energy Traders
12,783	Drax Group PLC (United Kingdom)	85,467

Industrial Conglomerates 0.4%
11,790	3M Co.	831,431
10,050	Tyco International Ltd. (Switzerland)	303,711

		1,135,142

Insurance 2.5%
6,380	ACE Ltd. (Switzerland)	313,003
7,600	Aegon NV (Netherlands)	55,873
34,700	Allstate Corp. (The)	933,777
1,050	Arthur J. Gallagher & Co.	24,045
1,975	Aspen Insurance Holdings Ltd. (Bermuda)	49,118
29,500	Aviva PLC (United Kingdom)	172,844

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
18,800	AXA SA (France)	$397,377
2,100	Baloise Holding AG (Switzerland)	167,426
47,647	Beazley PLC (United Kingdom)	81,383
25,700	Brit Insurance Holdings PLC (United Kingdom)	89,618
40,701	China Life Insurance Co. Ltd. (Class H Stock) (China)	180,396
1,800	Delphi Financial Group, Inc. (Class A Stock)	42,894
13,200	Genworth Financial, Inc. (Class A Stock)	91,080
1,725	Hanover Insurance Group, Inc. (The)	67,810
3,312	HCC Insurance Holdings, Inc.	83,131
6,600	ING Groep NV, ADR (Netherlands)	84,644
2,025	IPC Holdings Ltd. (Bermuda)	58,603
121,100	Legal & General Group PLC (United Kingdom)	130,377
8,719	Lincoln National Corp.	184,756
12,500	Marsh & McLennan Cos., Inc.	255,250
38,231	MetLife, Inc.	1,297,942
1,800	Muenchener Rueckversicherungs AG (Germany)	272,177
50,900	Old Mutual PLC (United Kingdom)*	81,472
2,600	Protective Life Corp.	38,870
1,400	Reinsurance Group of America, Inc.	58,100
1,400	State Auto Financial Corp.	24,206
3,900	Swiss Reinsurance Co. (Switzerland)	149,628
29,388	Travelers Cos., Inc. (The)	1,265,741
1,300	United Fire & Casualty Co.	21,853
7,100	Unum Group	133,267
15,900	XL Capital Ltd. (Class A Stock) (Cayman Islands)	223,872
1,100	Zurich Financial Services AG (Switzerland)	216,161

		7,246,694

Internet Services 1.2%
4,768	Amazon.com, Inc.*	408,904
1,200	Digital River, Inc.*	42,420
6,034	Google, Inc. (Class A Stock)*	2,673,364
1,580	NetFlix, Inc.*	69,425
1,490	priceline.com, Inc.*	193,134
3,850	SRA International, Inc. (Class A Stock)*	75,845
3,190	VeriSign, Inc.*	65,203

		3,528,295

Internet Software & Services 0.1%
550	Baidu.com, Inc., ADR (Cayman Islands)*	191,477
11,200	eBay, Inc.*	238,000

		429,477

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Iron/Steel
28,000	Nisshin Steel Co. Ltd. (Japan)	$53,559

IT Services 0.1%
800	CACI International, Inc. (Class A Stock)*	36,960
93,800	Logica PLC (United Kingdom)	158,647

		195,607

Life Science Tools & Services 0.2%
4,254	ICON PLC, ADR (Ireland)*	99,969
12,227	Thermo Fisher Scientific, Inc.*	553,639

		653,608

Machinery 0.5%
2,775	Actuant Corp. (Class A Stock)	35,631
28,000	BlueScope Steel Ltd. (Australia)	78,918
3,450	Bucyrus International, Inc.	101,706
7,300	Cummins, Inc.	313,973
4,023	Deere & Co.	175,966
1,075	General Cable Corp.*	41,678
1,225	Kaydon Corp.	40,021
1,325	Lincoln Electric Holdings, Inc.	56,153
8,900	PACCAR, Inc.	308,385
1,441	Regal-Beloit Corp.	66,805
300	Rieter Holding AG (Switzerland)*	56,089
1,675	Robbins & Myers, Inc.	35,058
875	Rofin-Sinar Technologies, Inc.*	18,996
1,100	Snap-on, Inc.	39,193

		1,368,572

Machinery & Equipment
875	Lindsay Corp.	31,036
475	Nordson Corp.	21,328

		52,364

Machinery—Construction & Mining 0.1%
25,694	Komatsu Ltd. (Japan)	420,608

Manufacturing 0.2%
6,120	Danaher Corp.	374,789
3,700	Hexcel Corp.*	37,777
2,200	Illinois Tool Works, Inc.	89,210

		501,776

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Materials 0.3%
9,530	Potash Corp. of Saskatchewan, Inc. (Canada)	$886,385

Media 0.9%
37,900	CBS Corp. (Class B Stock)	310,401
8,736	Comcast Corp. (Class A Stock)	129,817
16,311	DIRECTV Group, Inc. (The)*	422,455
6,020	Discovery Communications, Inc. (Class A Stock)*	147,490
2,200	Lagardere SCA (France)	82,170
4,425	Pearson PLC (United Kingdom)	51,262
13,400	Rogers Communications, Inc. (Class B Stock) (Canada)	372,302
17,966	Time Warner, Inc.	478,973
7,200	Vivendi (France)	184,974
11,320	Walt Disney Co. (The)	284,358
975	Wiley, (John) & Sons, Inc. (Class A Stock)	31,093

		2,495,295

Medical Supplies & Equipment 0.6%
5,900	Baxter International, Inc.	332,583
20,329	Boston Scientific Corp.*	218,333
5,300	Fresenius Medical Care AG & Co. KGaA (Germany)	243,392
4,900	Henry Schein, Inc.*	251,762
24,000	Smith & Nephew PLC (United Kingdom)	190,632
9,230	St. Jude Medical, Inc.*	348,063
500	Synthes, Inc. (Switzerland)	56,192
1,250	Zoll Medical Corp.*	23,038

		1,663,995

Metals & Mining 1.0%
11,600	Alcoa, Inc.	136,416
18,400	BHP Billiton PLC, ADR (United Kingdom)	973,360
5,225	Cliffs Natural Resources, Inc.	143,113
6,207	Freeport-McMoRan Copper & Gold, Inc.	374,282
39,000	Mincor Resources NL (Australia)	71,759
22,000	Mitsui Mining & Smelting Co. Ltd. (Japan)*	60,682
68,000	Nippon Light Metal Co. Ltd. (Japan)*	66,832
11,729	Nucor Corp.	521,588
4,189	Peabody Energy Corp.	138,698
1,170	Precision Castparts Corp.	93,378
3,000	Rautaruukki Oyj (Finland)	64,908
1,300	Steel Dynamics, Inc.	21,268

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
6,500	ThyssenKrupp AG (Germany)	$200,111
2,000	Timken Co.	40,760
725	Walter Energy, Inc.	35,786

		2,942,941

Mining 0.1%
12,073	BHP Billiton Ltd. (Australia)	382,182

Multi-Line Retail 0.1%
10,000	JC Penney Co., Inc.	301,500

Multi-Utilities 0.3%
7,000	Dominion Resources, Inc.	236,600
13,441	Public Service Enterprise Group, Inc.	436,160
800	RWE AG (Germany)	67,673
3,200	Wisconsin Energy Corp.	137,504

		877,937

Office Equipment 0.2%
8,800	Oce NV (Netherlands)*	43,385
7,000	Ricoh Co. Ltd. (Japan)	91,878
64,000	Xerox Corp.	524,160

		659,423

Oil & Gas 0.3%
11,641	Total SA, ADR (France)	647,822
5,540	Weatherford International Ltd. (Switzerland)*	103,930

		751,752

Oil & Gas Exploration/Production
1,700	St. Mary Land & Exploration Co.	40,579

Oil, Gas & Consumable Fuels 6.4%
3,012	Air Liquide SA (France)	314,504
18,194	Anadarko Petroleum Corp.	876,951
11,094	Apache Corp.	931,341
1,675	Arena Resources, Inc.*	54,655
900	Ashland, Inc.	29,826
63,000	BP PLC (United Kingdom)	523,246
2,400	Cabot Oil & Gas Corp.	84,312

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
5,500	Canadian Natural Resources Ltd. (Canada)	$330,638
23,481	Chevron Corp.	1,631,225
1,725	Concho Resources, Inc.*	52,958
24,100	ConocoPhillips	1,053,411
37,963	Cosmo Oil Co. Ltd. (Japan)	113,538
10,200	ENI SpA (Italy)	237,405
2,067	EOG Resources, Inc.	153,020
9,116	Exxon Mobil Corp.	641,675
9,975	Hess Corp.	550,620
30,000	Marathon Oil Corp.	967,500
12,457	National Oilwell Varco, Inc.*	447,705
24,000	Nippon Oil Corp. (Japan)	127,324
950	Noble Energy, Inc.	58,064
7,600	Norsk Hydro ASA (Norway)*	44,637
9,560	Occidental Petroleum Corp.	682,010
1,200	ONEOK, Inc.	39,720
47,679	Petroleo Brasileiro SA, ADR (Brazil)	1,966,282
9,400	Repsol YPF SA (Spain)	218,249
20,400	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	529,560
12,300	Royal Dutch Shell PLC, ADR (United Kingdom)	646,119
4,793	Schlumberger Ltd. (Netherlands)	256,425
4,220	Southwestern Energy Co.*	174,835
3,900	StatoilHydro ASA (Norway)	83,352
1,800	Swift Energy Co.*	35,460
3,200	Total SA (France)	177,466
32,072	Transocean Ltd. (Switzerland)*	2,555,818
33,200	Valero Energy Corp.	597,600
1,300	WGL Holdings, Inc.	43,056
26,995	XTO Energy, Inc.	1,086,009

		18,316,516

Pharmaceuticals 4.9%
29,088	Abbott Laboratories	1,308,669
6,090	Allergan, Inc.	325,389
4,400	Astellas Pharma, Inc. (Japan)	167,863
7,800	AstraZeneca PLC (United Kingdom)	365,218
27,503	Bristol-Myers Squibb Co.	597,915
15,000	Cardinal Health, Inc.	499,500
28,100	Eli Lilly & Co.	980,409
7,940	Express Scripts, Inc.*	556,118

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
33,206	Gilead Sciences, Inc.*	$1,624,770
8,300	GlaxoSmithKline PLC (United Kingdom)	159,306
6,600	H. Lundbeck A/S (Denmark)	127,902
2,685	Herbalife Ltd. (Cayman Islands)	92,391
16,897	Johnson & Johnson	1,028,858
3,390	Mead Johnson Nutrition Co. (Class A Stock)	123,430
7,360	Medco Health Solutions, Inc.*	389,050
19,464	Merck & Co., Inc.	584,115
12,209	Novartis AG (Switzerland)	559,124
7,900	Novo Nordisk A/S (Class B Stock) (Denmark)	464,955
1,720	Onyx Pharmaceuticals, Inc.*	61,782
1,795	Perrigo Co.	48,716
94,535	Pfizer, Inc.	1,505,942
2,500	Pharmaceutical Product Development, Inc.	51,925
2,379	Roche Holding AG (Switzerland)	375,110
5,800	Sanofi-Aventis SA (France)	379,938
11,050	Schering-Plough Corp.	292,935
6,900	Takeda Pharmaceutical Co. Ltd. (Japan)	279,281
19,547	Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,042,637

		13,993,248

Professional Services 0.1%
3,256	Duff & Phelps Corp. (Class A Stock)	59,031
4,650	Monster Worldwide, Inc.*	60,590
900	School Specialty, Inc.*	20,133
1,600	Watson Wyatt Worldwide, Inc. (Class A Stock)	59,744

		199,498

Real Estate
700	Jones Lang LaSalle, Inc.	26,572
1,100	Meritage Homes Corp.*	23,540

		50,112

Real Estate Investment Trusts 0.6%
44,800	Annaly Capital Management, Inc.	754,880
4,189	AvalonBay Communities, Inc.	243,800
4,189	Boston Properties, Inc.	221,598
14,425	Chimera Investment Corp.	51,641
3,565	Equity Residential Property Trust	85,560
9,425	MFA Mortgage Investments, Inc.	69,745

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
3,000	Redwood Trust, Inc.	$48,750
5,000	Simon Property Group, Inc.	278,600

		1,754,574

Retail 0.5%
1,900	Rallye SA (France)	55,786
8,000	UNY Co. Ltd. (Japan)	65,268
102,000	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	347,645
19,672	Wal-Mart Stores, Inc.	981,239

		1,449,938

Retail & Merchandising 3.0%
1,200	Abercrombie & Fitch Co. (Class A Stock)	34,308
6,100	Aoyama Trading Co. Ltd. (Japan)	103,144
2,390	Bed Bath & Beyond, Inc.*	83,053
13,085	Best Buy Co., Inc.	488,986
1,600	Brinker International, Inc.	26,624
5,300	Circle K Sunkus Co. Ltd. (Japan)	83,736
17,126	Costco Wholesale Corp.	847,737
73,280	CVS Caremark Corp.	2,453,414
50,395	Lowe’s Cos., Inc.	1,131,872
6,700	Nordstrom, Inc.	177,148
26,205	Staples, Inc.	550,829
9,674	Target Corp.	421,980
15,723	TJX Cos., Inc.	569,644
43,505	Yum! Brands, Inc.	1,542,687

		8,515,162

Road & Rail 0.3%
9,136	Burlington Northern Santa Fe Corp.	717,998
4,170	Landstar System, Inc.	152,956

		870,954

Semiconductor Components 0.1%
96,100	ARM Holdings PLC (United Kingdom)	202,670

Semiconductors 0.8%
2,200	Analog Devices, Inc.	60,214
2,030	Broadcom Corp. (Class A Stock)*	57,307
2,000	Checkpoint Systems, Inc.*	34,660

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors (cont’d.)
2,625	FormFactor, Inc.*	$60,506
53,331	Intel Corp.	1,026,622
2,500	MEMC Electronic Materials, Inc.*	44,050
4,250	Microsemi Corp.*	58,013
16,665	ON Semiconductor Corp.*	121,654
5,475	Rovi Corp.*	143,226
39,270	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	411,157
16,025	Teradyne, Inc.*	126,277
3,100	Texas Instruments, Inc.	74,555

		2,218,241

Semiconductors & Semiconductor Equipment 0.2%
1,795	Advanced Energy Industries, Inc.*	21,594
12,630	Marvell Technology Group Ltd. (Bermuda)*	168,484
5,200	Silicon Laboratories, Inc.*	222,716
7,255	Varian Semiconductor Equipment Associates, Inc.*	232,450

		645,244

Software 1.9%
27,513	Adobe Systems, Inc.*	891,971
3,560	ANSYS, Inc.*	111,286
3,800	BMC Software, Inc.*	129,314
27,305	CA, Inc.	577,228
1,075	FactSet Research Systems, Inc.	60,952
8,962	MasterCard, Inc. (Class A Stock)	1,738,897
2,935	MedAssets, Inc.*	54,826
63,073	Microsoft Corp.	1,483,477
4,215	Omniture, Inc.*	57,661
1,751	Quality Systems, Inc.	96,112
1,400	Research In Motion Ltd. (Canada)*	106,400
2,725	Sybase, Inc.*	97,555
14,164	TIBCO Software, Inc.*	123,652
2,950	Tyler Technologies, Inc.*	45,430

		5,574,761

Specialty Retail 0.4%
2,730	Aaron’s, Inc.	74,993
21,900	Gap, Inc. (The)	357,408
6,048	Genesco, Inc.*	131,363
20,894	Home Depot, Inc. (The)	541,990
11,400	Limited Brands, Inc.	147,516

		1,253,270

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Steel Producers/Products
2,900	Voestalpine AG (Austria)	$80,476

Telecommunications 2.8%
9,100	Amdocs Ltd. (Guernsey)*	217,672
8,310	America Movil SAB de CV (Class L Stock), ADR (Mexico)	357,413
5,710	American Tower Corp. (Class A Stock)*	194,654
70,200	BT Group PLC (United Kingdom)	148,517
7,800	CenturyTel, Inc.	244,842
13,313	China Mobile Ltd. (Hong Kong)	139,829
43,478	Cisco Systems, Inc.*	956,951
3,510	Corning, Inc.	59,670
20,556	Ericsson (L.M.) Telefonaktiebolaget, ADR (Sweden)	199,804
7,800	France Telecom SA (France)	194,664
17,625	Juniper Networks, Inc.*	460,541
26	KDDI Corp. (Japan)	137,934
35	LogMeIn, Inc.*	683
79,170	MobileOne Ltd. (Singapore)	92,420
5,000	Nippon Telegraph & Telephone Corp. (Japan)	206,605
23,600	Nokia Oyj (Finland)	314,169
130	NTT DoCoMo, Inc. (Japan)	188,491
15,200	Portugal Telecom SGPS SA (Portugal)	153,991
37,117	QUALCOMM, Inc.	1,715,177
1,400	SBA Communications Corp. (Class A Stock)*	36,526
600	Swisscom AG (Switzerland)	196,931
3,950	Syniverse Holdings, Inc.*	69,244
127,800	Telecom Italia SpA (Italy)	200,003
28,900	Telefonica SA (Spain)	718,988
33,900	Turkcell Iletisim Hizmet A/S (Turkey)	215,483
108,800	Vodafone Group PLC (United Kingdom)	223,001
20,338	Vodafone Group PLC, ADR (United Kingdom)	418,556

		8,062,759

Textiles, Apparel & Luxury Goods 0.1%
2,810	Coach, Inc.	83,148
3,575	Hanesbrands, Inc.*	71,142
9,900	Jones Apparel Group, Inc.	136,224

		290,514

Thrifts & Mortgage Finance
2,700	Washington Federal, Inc.	37,611

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Tobacco Products 0.3%
10,708	British American Tobacco PLC (United Kingdom)	$332,344
13,930	Philip Morris International, Inc.	649,138

		981,482

Trading Companies & Distributors
800	Watsco, Inc.	41,968

Transportation 1.3%
7,300	Canadian National Railway Co. (Canada)	355,022
2,280	Expeditors International of Washington, Inc.	77,360
2,410	Genco Shipping & Trading Ltd. (Marshall Island)	57,623
5,500	Go-Ahead Group PLC (United Kingdom)	110,434
19,812	Norfolk Southern Corp.	856,869
17,690	Orient Overseas International Ltd. (Bermuda)	99,063
37,173	Union Pacific Corp.	2,138,191

		3,694,562

Utilities 0.5%
11,190	AES Corp. (The)*	143,120
6,213	American Electric Power Co., Inc.	192,355
16,619	E.ON AG (Germany)	629,125
8,062	Fortum Oyj (Finland)	186,724
2,172	Headwaters, Inc.*	6,668
6,111	PG&E Corp.	246,701

		1,404,693

	TOTAL COMMON STOCKS (cost $174,125,101)	186,009,687

PREFERRED STOCK 0.1%

Financial—Bank & Trust 0.1%
7,950	Wells Fargo & Co., Series J, 8.00%, CVT (cost $151,657)	190,403
RIGHTS *

Financial Services
5,000	Fortis, expiring 03/09/14 (Belgium) (cost $0)	—

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES 0.7%
Aaa	$14	Brazos Student Finance Corp., Series 1998-A, Class A2 1.23%(a), 06/01/23	$14,082
Aaa	1,934	SLM Student Loan Trust, Series 2008-9, Class A 2.004%(a), 04/25/23	1,958,371

		TOTAL ASSET-BACKED SECURITIES (cost $1,942,579)	1,972,453

BANK LOANS(a) 0.7%
CAA-(c)	1,081	Chrysler Financial, Term B 4.29%, 08/03/12	1,016,986
CAA+(c)	32	Ford Motor Co., Term B 3.29%, 12/16/13	26,850
CAA+(c)	455	3.51%, 12/16/13	388,656
B+(c)	5	TXU Corp., Term B3 3.79%, 10/10/14	4,037
B+(c)	684	3.80%, 10/10/14	524,811

		TOTAL BANK LOANS (cost $2,177,705)	1,961,340

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.2%
Aaa	358	Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1, 144A 0.398%(a), 03/15/19	304,538
Aaa	300	Federal National Mortgage Assoc., Series 1998-73, Class MZ 6.30%, 10/17/38	299,682

		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $654,247)	604,220

CORPORATE BONDS 8.1%

Advertising 0.1%
Baa1	300	Omnicom Group, Inc., Gtd. Notes 5.90%, 04/15/16	311,921

Agriculture 0.3%
Baa1	800	Altria Group, Inc., Gtd. Notes 9.25%, 08/06/19	956,694

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Automobile Manufacturers
A3	$100	DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN 5.75%, 09/08/11	$103,108

Capital Markets 0.7%
A2	1,300	Morgan Stanley, Sr. Unsec’d. Notes, MTN 5.75%, 10/18/16	1,314,678
A2	700	6.00%, 04/28/15	724,677

			2,039,355

Diversified Financial Services 1.3%
A3	600	American Express Co., Sr. Unsec’d. Notes 7.00%, 03/19/18	615,859
A3	2,100	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	2,075,308
Aa2	900	JPMorgan Chase Bank NA, Sub. Notes 6.00%, 10/01/17	935,167

			3,626,334

Diversified Manufacturing 0.4%
A1	1,000	Siemens Financieringsmaatschappij NV, Gtd. Notes, 144A (Netherlands) 0.956%(a), 08/14/09	999,830

Financial—Bank & Trust 1.8%
A2	400	American Express Bank FSB, Sr. Unsec’d. Notes 5.50%, 04/16/13	405,720
A3	1,100	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	650,153
Baa1	1,120	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 10.179%, 06/12/21	1,310,600
Aa1	700	National Australia Bank Ltd., Sr. Notes, 144A (Australia) 1.424%(a), 02/08/10	699,687
Aaa	2,000	Swedbank AB, Gov’t. Liquid. Gtd. Notes, 144A (Sweden) 2.80%, 02/10/12	2,026,834

			5,092,994

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial Services 1.3%
Ca		$600	General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes 6.75%, 12/01/14	$505,580
Ca		100	8.00%, 11/01/31	76,079
A2		300	Goldman Sachs Group, Inc. (The), Sub. Notes 6.75%, 10/01/37	302,614
C		500	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e) 6.875%, 05/02/18	88,750
A2		2,800	Merrill Lynch & Co., Inc., Notes, MTN 6.875%, 04/25/18	2,822,397

				3,795,420

Industrial Conglomerates 1.1%
Aa2		2,200	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN 5.625%, 09/15/17	2,218,874
Aa2		400	5.875%, 01/14/38	346,532
Aa3	GBP	700	Sub. Notes, 144A 6.50%(a), 09/15/67	701,578

				3,266,984

Medical Supplies & Equipment 0.2%
B2		600	HCA, Inc., Sec’d. Notes 9.25%, 11/15/16	625,500

Paper & Forest Products 0.2%
Ba3		300	Georgia-Pacific LLC, Gtd. Notes, 144A 7.00%, 01/15/15	291,000
Ba3		400	7.125%, 01/15/17	390,000

				681,000

Real Estate Investment Trust 0.1%
Baa2		200	Nationwide Health Properties, Inc., Sr. Unsec’d. Notes 6.50%, 07/15/11	193,903

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications 0.6%
Baa3		$1,000	Embarq Corp., Sr. Unsec’d. Notes 7.082%, 06/01/16	$1,045,460
Baa3		700	Motorola, Inc., Sr. Unsec’d. Notes 6.00%, 11/15/17	597,335

				1,642,795

			TOTAL CORPORATE BONDS (cost $24,743,424)	23,335,838

FOREIGN GOVERNMENT BONDS 0.5%
Ba1	BRL	1,800	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	1,087,766
Aaa	GBP	200	United Kingdom Gilt, Bonds (United Kingdom) 5.75%, 12/07/09	340,278

			TOTAL FOREIGN GOVERNMENT BONDS (cost $1,396,822)	1,428,044

MUNICIPAL BONDS 1.7%

Arizona 0.2%
Aa1		500	Salt River Project Agricultural Improvement & Power District, Revenue Bonds 4.75%, 01/01/32	488,515

California 0.6%
Baa1		700	State of California, General Obligation Unlimited 5.00%, 06/01/37	641,991
Baa1		1,100	5.00%, 11/01/37	1,008,260
Baa1		200	5.00%, 12/01/37	183,302

				1,833,553

Georgia 0.1%
Aaa		200	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21	209,258

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)

Illinois 0.8%
Aa3	$1,100	Chicago Transit Authority, Revenue Bonds, Series A 6.899%, 12/01/40	$1,185,569
Aa3	1,100	Series B 6.899%, 12/01/40	1,185,569

			2,371,138

		TOTAL MUNICIPAL BONDS (cost $4,892,759)	4,902,464

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.8%
Aaa	57	Bank Trust Mortgage Trust, Series 1, Class G 5.70%, 12/01/23	55,981
Aa3	196	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.362%(a), 05/25/35	139,018
Caa	563	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1 5.883%(a), 02/25/37	358,391
Caa2	551	Series 2006-OA11, Class A1B 0.475%(a), 09/25/46	243,177
Aaa	27	Federal Home Loan Mortgage Corp., Series 119, Class H 7.50%, 01/15/21	27,439
Aaa	5	Series 2266, Class F 0.738%(a), 11/15/30	4,821
Aaa	391	Series 3346, Class FA 0.518%(a), 02/15/19	382,471
Aaa	10	Federal National Mortgage Assoc., Series 2000-32, Class FM 0.768%(a), 10/18/30	9,856
Aaa	851	Series 2006-5, Class 3A2 4.59%(a), 05/25/35	836,269
Aaa	123	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 2.74%(a), 07/25/44	120,746
Aaa	27	Government National Mortgage Assoc., Series 2000-9, Class FH 0.788%(a), 02/16/30	26,663

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Aaa	$342	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.409%(a), 09/25/35	$309,393
B-(c)	689	Series 2005-AR7, Class 4A1 5.347%(a), 11/25/35	527,507
Caa1	573	Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A 0.469%(a), 07/19/46	283,393
Ca	496	Series 2006-12, Class 2A2B 0.578%(a), 01/19/38	91,170
Caa1	527	Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A2 0.475%(a), 04/25/37	91,567
Aaa	69	Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A8 0.355%(a), 08/25/36	66,326
Aaa	684	WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 0.854%(a), 12/25/27	506,519
Caa	555	Series 2007-HY1, Class 2A3 5.833%(a), 02/25/37	379,672
Caa	566	Series 2007-HY2, Class 1A1 5.566%(a), 12/25/36	397,167
B3	566	Series 2007-OA3, Class 2A1A 1.97%(a), 04/25/47	274,052

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,291,732)	5,131,598

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2009 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 15.4%
$161	Federal Home Loan Mortgage Corp. 5.338%(a), 09/01/35	$165,107
1,603	5.50%, 12/01/36 - 04/01/38	1,663,033
276	6.00%, 04/01/16 - 09/01/22	294,028
205	Federal National Mortgage Assoc. 2.539%(a), 06/01/43	204,364
63	4.024%(a), 05/01/36	63,194
1,925	4.50%, 01/01/22 - 09/01/35	1,955,969
218	4.569%(a), 12/01/34	224,585
90	4.774%(a), 09/01/34	90,677
7,229	5.00%, 11/01/33	7,427,645
1,500	5.00%, TBA	1,534,687
16,879	5.50%, 07/01/14 - 01/01/39	17,510,198
11,443	6.00%, 03/01/17 - 12/01/38	12,009,593
8	Government National Mortgage Assoc. 4.125%, 10/20/27	8,251
9	4.125%(a), 11/20/29	9,224
44	4.50%, 08/15/33	44,887
6	4.625%(a), 09/20/22	5,852
300	5.00%, TBA	307,969
828	6.00%, 08/15/38 - 10/15/38	870,355
9	8.50%, 05/20/30 - 04/20/31	9,622

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $43,129,316)	44,399,240

U.S. TREASURY OBLIGATIONS 2.4%
1,800	U.S. Treasury Bonds 2.75%, 02/15/19	1,691,010
500	U.S. Treasury Inflationary Indexed Bonds, TIPS 1.375%, 07/15/18	482,825
500	1.875%, 07/15/19	509,696
400	2.00%, 07/15/14	462,877
400	2.50%, 01/15/29	416,350
633	U.S. Treasury Notes 0.875%, 04/30/11(g)	631,817
2,800	4.25%, 05/15/39	2,771,132

	TOTAL U.S. TREASURY OBLIGATIONS (cost $6,960,939)	6,965,707

	TOTAL LONG-TERM INVESTMENTS (cost $266,466,281)	276,900,994

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Principal Amount (000)#	Description		Value (Note 1)

SHORT-TERM INVESTMENTS 4.4%

U.S. TREASURY OBLIGATION
$110	U.S. Treasury Bills 0.144%, 08/20/09(f) (cost $109,991)		$109,991

REPURCHASE AGREEMENT 1.9%
5,500	JPMorgan Securities, Inc. 0.22%, dated 07/31/09, due 08/03/09 in the amount of $5,500,101 (cost $5,500,000; collateralized by $8,475,882 Federal National Mortgage Assoc., 5.50%, 11/01/38; the value of collateral plus accrued interest was $7,094,307)		5,500,000

Contracts/ Notional Amount (000)#		Counterparty
OPTIONS PURCHASED 0.1%*

Call Options
$900	Interest Rate Swap Options, expiring 08/03/2009 @ 3.45%	Barclays Bank PLC	35,308
2,800	expiring 08/03/2009 @ 3.45%	Merrill Lynch	109,846

	TOTAL OPTIONS PURCHASED (cost $41,170)		145,154

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 2.4%
6,855,807	Dryden Core Investment Fund—Taxable Money Market Series (cost $6,855,807)(b)		6,855,807

	TOTAL SHORT-TERM INVESTMENTS (cost $12,506,968)		12,610,952

	TOTAL INVESTMENTS, BEFORE OPTION WRITTEN AND SECURITIES SOLD SHORT(d) 100.6% (cost $278,973,249; Note 5)		289,511,946

Contracts/ Notional Amount (000)#		Counterparty
OPTION WRITTEN*

Put Option
$1,000	Interest Rate Swap Options, expiring 08/21/2009 @ 4.25% (premium received $8,750)	Barclays Bank PLC	(434)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2009 continued

Principal Amount (000)#	Description	Value (Note 1)

SECURITIES SOLD SHORT (5.7)%
$1,000	Federal Home Loan Mortgage Corp. 5.50%, TBA	$(1,035,625)
1,000	Federal National Mortgage Assoc. 4.50%, TBA	(1,005,938)
2,000	5.50%, TBA	(2,071,876)
11,500	6.00%, TBA	(12,053,438)
100	Government National Mortgage Assoc. 5.50%, TBA	(104,000)

	TOTAL SECURITIES SOLD SHORT (proceeds received $16,177,156)	(16,270,877)

	TOTAL INVESTMENTS, NET OF OPTION WRITTEN AND SECURITIES SOLD SHORT(d) 94.9% (cost $262,787,343; Note 5)	273,240,635
	Other assets in excess of other liabilities(h) 5.1%	14,559,596

	NET ASSETS 100%	$287,800,231

The following abbreviations are used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

GDR—Global Depositary Receipt

MTN—Medium Term Note

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

#	Principal and notional amounts are shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of July 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)	Indicates a variable rate security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(c)	Standard & Poor’s rating.

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

(d)	As of July 31, 2009, 3 securities representing $55,981 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	Rate shown is the effective yield at purchase date.
(g)	Security segregated as collateral for futures contracts.
(h)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate and credit default swap agreements as follows:

Futures contracts open at July 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2009	Unrealized Appreciation (Depreciation)
	Long Positions:
53	90 Days Euro	Mar 10	$13,038,076	$13,119,489	$81,413
113	90 Days Euro	Jun 10	27,875,200	27,862,975	(12,225)
21	90 Days Euro	Sep 10	5,165,213	5,157,075	(8,138)
32	90 Days Euro Euribor	Jun 10	11,196,409	11,243,283	46,874
63	90 Days Euro Euribor	Sep 10	21,988,178	22,054,400	66,222
60	90 Days Sterling	Sep 10	12,221,411	12,225,211	3,800
71	90 Days Sterling	Dec 10	14,421,194	14,384,960	(36,234)
18	10 Year U.S. Treasury Notes	Sep 09	2,081,249	2,111,062	29,813

					$171,525

Forward foreign currency exchange contracts outstanding at July 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/09	Hong Kong & Shanghai Bank	BRL	1,384	$692,834	$741,332	$48,498
British Pound,
Expiring 08/06/09	Goldman Sachs	GBP	250	412,091	417,607	5,516
Expiring 08/06/09	JPMorgan Securities	GBP	150	242,790	250,564	7,774
Chinese Yuan,
Expiring 09/08/09	Citibank N.A.	CNY	4,481	650,000	656,129	6,129
Expiring 03/29/10	Barclays Bank PLC	CNY	459	67,915	67,498	(417)
Expiring 03/29/10	Citibank N.A.	CNY	3,262	482,861	479,751	(3,110)
Expiring 03/29/10	Deutsche Bank	CNY	2,181	323,100	320,734	(2,366)
Expiring 03/29/10	Deutsche Bank	CNY	4	550	547	(3)
Expiring 03/29/10	JPMorgan Securities	CNY	29	4,335	4,310	(25)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2009 continued

Forward foreign currency exchange contracts outstanding at July 31, 2009 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.)
Expiring 03/29/10	Hong Kong & Shanghai Bank	CNY	3,139		$464,100	$461,657	$(2,443)
Expiring 06/07/10	Barclays Bank PLC	CNY	1,428		212,000	210,483	(1,517)
Expiring 06/07/10	Barclays Bank PLC	CNY	1,414		210,000	208,404	(1,596)
Expiring 06/07/10	Citibank N.A.	CNY	565		84,000	83,287	(713)
Expiring 06/07/10	Citibank N.A.	CNY	465		69,000	68,476	(524)
Expiring 06/07/10	Deutsche Bank	CNY	855		127,000	126,035	(965)
Expiring 06/07/10	JPMorgan Securities	CNY	1,481		220,000	218,263	(1,737)
Expiring 06/07/10	JPMorgan Securities	CNY	923		137,000	136,020	(980)
Expiring 06/07/10	Hong Kong & Shanghai Bank	CNY	1,609		239,000	237,096	(1,904)
Japanese Yen,
Expiring 08/04/09	JPMorgan Securities	JPY	1,858		19,421	19,636	215
Malaysian Ringgitt,
Expiring 08/12/09	Barclays Bank PLC	MYR	495		140,000	140,544	544
Expiring 08/12/09	Barclays Bank PLC	MYR	249		70,000	70,699	699
Expiring 08/12/09	Barclays Bank PLC	MYR	86		24,007	24,308	301
Expiring 11/12/09	Barclays Bank PLC	MYR	2		500	508	8
Expiring 11/12/09	Barclays Bank PLC	MYR	1		400	406	6
Expiring 11/12/09	Deutsche Bank	MYR	2		427	429	2
Expiring 11/12/09	JPMorgan Securities	MYR	2		591	600	9
Expiring 11/12/09	JPMorgan Securities	MYR	2		518	525	7
Expiring 02/12/10	Citigroup	MYR	—	*	75	75	—
Mexican Peso,
Expiring 11/27/09	Citibank N.A.	MXN	167		12,353	12,405	52
Expiring 11/27/09	HSBC Securities	MXN	56		4,120	4,146	26
Expiring 11/27/09	JPMorgan Securities	MXN	167		12,359	12,405	46
Expiring 11/30/09	State Street Bank	MXN	957		70,228	71,220	992

					$4,993,575	$5,046,099	$52,524

See Notes to Financial Statements.

46	Visit our website at www.prudential.com

Forward foreign currency exchange contracts outstanding at July 31, 2009 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/09	Hong Kong & Shanghai Bank	BRL	1,384		$631,371	$741,332	$(109,961)
British Pound,
Expiring 08/06/09	JPMorgan Securities	GBP	1,147		1,896,037	1,915,981	(19,944)
Expiring 08/06/09	JPMorgan Securities	GBP	562		911,211	938,780	(27,569)
Expiring 08/06/09	JPMorgan Securities	GBP	67		110,634	111,919	(1,285)
Chinese Yuan,
Expiring 09/08/09	Citibank N.A.	CNY	2,887		424,193	422,634	1,559
Expiring 09/08/09	Deutsche Bank	CNY	2,266		333,360	331,695	1,665
Expiring 09/08/09	JPMorgan Securities	CNY	2,262		332,614	331,221	1,393
Expiring 03/29/10	Deutsche Bank	CNY	3,155		467,800	464,031	3,769
Euro,
Expiring 09/04/09	Goldman Sachs	EUR	322		457,890	458,977	(1,087)
Indian Rupee,
Expiring 10/06/09	Citibank N.A.	INR	483		9,994	10,013	(19)
Expiring 10/06/09	Citibank N.A.	INR	127		2,637	2,642	(5)
Japanese Yen,
Expiring 08/04/09	JPMorgan Securities	JPY	1,858		19,762	19,636	126
Expiring 09/09/09	JPMorgan Securities	JPY	1,858		19,429	19,643	(214)
Malaysian Ringgitt,
Expiring 08/12/09	Barclays Capital Group	MYR	1		400	406	(6)
Expiring 08/12/09	Barclays Capital Group	MYR	2		500	509	(9)
Expiring 08/12/09	Citigroup	MYR	—	*	76	76	—
Expiring 08/12/09	Deutsche Bank	MYR	2		428	430	(2)
Expiring 08/12/09	JPMorgan Securities	MYR	821		223,995	233,001	(9,006)
Expiring 08/12/09	JPMorgan Securities	MYR	2		519	527	(8)
Expiring 08/12/09	JPMorgan Securities	MYR	2		593	602	(9)
Mexican Peso,
Expiring 11/27/09	Deutsche Bank	MXN	56		4,030	4,146	(116)
Expiring 11/30/09	State Street Bank	MXN	7,520		557,016	559,640	(2,624)

					$6,404,489	$6,567,841	$(163,352)

*	Notional amount is less than 500.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2009 continued

Interest rate swap agreements outstanding at July 31, 2009:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.(1)	01/02/12	BRL	2,400	10.15%	Brazilian interbank lending rate	$(48,113)	$—	$(48,113)
Goldman Sachs & Co.(1)	09/17/11	GBP	300	4.50	6 Month LIBOR	27,114	(4,266)	31,380

						$(20,999)	$(4,266)	$(16,733)

(1)	Fund pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at July 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit default swaps on credit indices—Sell Protection(1):
Credit Suisse International	05/25/46	$4,385	0.11%	ABX HE AAA 06-2	$(2,639,513)	$(912,951)	$(1,726,562)
Credit Suisse International	08/25/37	800	0.09	ABX HE AAA 07-1	(540,388)	(208,662)	(331,726)
Citigroup, Inc.	06/20/12	2,118	0.47	Dow Jones CDX HY8 5Y Index	(50,622)	—	(50,622)
Morgan Stanley & Co.	12/20/15	530	0.46	Dow Jones CDX IG5 10Y Index	(84,898)	—	(84,898)
Morgan Stanley & Co.	12/20/15	1,900	0.46	Dow Jones CDX IG5 10Y Index	(303,805)	—	(303,805)

					$(3,619,226)	$(1,121,613)	$(2,497,613)

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

See Notes to Financial Statements.

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Credit default swap agreements outstanding at July 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2):
Barclays Capital, Inc.	09/20/11	$100	0.54%	DaimlerChrysler N.A., 5.75%, due 09/08/11	$930	$—	$930
Merrill Lynch & Co.	12/20/11	272	0.00	Dow Jones CDX HY7 Index	225,414	48,200	177,214
Deutsche Bank	06/20/18	1,854	1.50	Dow Jones CDX IG10 10Y Index	(14,144)	(27,037)	12,893
Goldman Sachs & Co.	06/20/18	2,245	1.50	Dow Jones CDX IG10 10Y Index	(17,122)	(72,038)	54,916
Morgan Stanley & Co.	06/20/18	5,270	1.50	Dow Jones CDX IG10 10Y Index	(40,198)	(136,035)	95,837
Deutsche Bank	06/20/13	2,245	1.55	Dow Jones CDX IG10 5Y Index	5,220	(7,470)	12,690
Morgan Stanley & Co.	12/20/12	700	0.14	Dow Jones CDX IG5 Index	63,412	—	63,412
Morgan Stanley & Co.	12/20/12	2,700	0.14	Dow Jones CDX IG5 Index	244,586	—	244,586
Goldman Sachs & Co.	12/20/17	3,904	0.80	Dow Jones CDX IG9 10Y Index	157,572	29,048	128,524
Morgan Stanley & Co.	12/20/17	4,099	0.80	Dow Jones CDX IG9 10Y Index	168,420	87,462	80,958
Barclays Capital, Inc.	12/20/17	976	0.80	Dow Jones CDX IG9 10Y Index	40,100	11,118	28,982
Merrill Lynch & Co.	12/20/17	1,952	0.80	Dow Jones CDX IG9 10Y Index	78,786	34,955	43,831
Deutsche Bank	03/20/14	300	1.25	Embarq Corp., 7.08%, due 06/01/16	(9,140)	—	(9,140)
Deutsche Bank	03/20/14	200	1.27	Embarq Corp., 7.08%, due 06/01/16	(6,274)	—	(6,274)
Morgan Stanley & Co.	03/20/14	100	1.30	Embarq Corp., 7.08%, due 06/01/16	(3,272)	13	(3,285)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2009 continued

Credit default swap agreements outstanding at July 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (continued):
Deutsche Bank	03/20/14	$200	1.43%	Embarq Corp., 7.08%, due 06/01/16	$(7,472)	$29	$(7,501)
Deutsche Bank	09/20/11	200	0.62	Nationwide Health, 6.50%, due 07/15/11	7,916	—	7,916
Morgan Stanley & Co.	06/20/16	300	0.39	Omnicom Group, Inc., 5.90%, due 04/15/16	2,407	—	2,407

					$897,141	$(31,755)	$928,896

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$186,009,687	$—	$—
Preferred Stock	190,403	—	—
Asset-Backed Securities	—	1,972,453	—
Bank Loans	—	1,961,340	—
Commercial Mortgage-Backed Securities	—	604,220	—
Corporate Bonds	—	23,335,838	—
Foreign Government Bonds	—	1,428,044	—
Municipal Bonds	—	4,902,464	—
Residential Mortgage-Backed Securities	—	5,075,617	55,981
U.S. Government Mortgage-Backed Obligations	—	44,399,240	—
U.S. Treasury Obligations	—	7,075,698	—
Repurchase Agreement	—	5,500,000	—
Options Purchased	—	145,154	—
Options Written	—	(434)	—
Affiliated Money Market Mutual Fund	6,855,807	—	—
Securities Sold Short	—	(16,270,877)	—

	$193,055,897	$80,128,757	$55,981
Other Financial Instruments*	171,525	(1,696,278)	—

Total	$193,227,422	$78,432,479	$55,981

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2009 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Residential Mortgage-Backed Securities	Other Financial Instruments
Balance as of 7/31/08	$—	$75,730	$(516)
Accrued discounts/premiums	—	(23,941)	—
Realized gain (loss)	—	338	—	*
Change in unrealized appreciation (depreciation)	(26,288)	3,854	516
Net purchases (sales)	—	—	—
Transfers in and/or out of Level 3	26,288	—	—

Balance as of 7/31/09	$—	$55,981	$—

*	The realized gain during the year for other financial instruments was $5,364.

The investment allocation of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of July 31, 2009 were as follows:

U.S. Government Mortgage-Backed Obligations	15.4%
Oil, Gas & Consumable Fuels	6.4
Pharmaceuticals	4.9
Financial—Bank & Trust	4.9
Diversified Financial Services	4.2
Telecommunications	3.4
Financial Services	3.3
Retail & Merchandising	3.0
Insurance	2.5
U.S. Treasury Obligations	2.4
Affiliated Money Market Mutual Fund	2.4
Software	1.9
Repurchase Agreement	1.9
Chemicals	1.9
Residential Mortgage-Backed Securities	1.8
Municipal Bonds	1.7
Hotels, Restaurants & Leisure	1.5
Industrial Conglomerates	1.5
Transportation	1.3
Internet Services	1.2
Computer Hardware	1.2
Commercial Services & Supplies	1.2
Computers & Peripherals	1.1
Capital Markets	1.1
Metals & Mining	1.0
Commercial Banks	1.0

See Notes to Financial Statements.

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Industry (cont’d.)
Aerospace & Defense	1.0%
Diversified Telecommunication Services	0.9
Media	0.9
Aerospace	0.9
Computer Services & Software	0.8
Medical Supplies & Equipment	0.8
Semiconductors	0.8
Clothing & Apparel	0.8
Electric Utilities	0.8
Energy Equipment & Services	0.7
Asset-Backed Securities	0.7
Bank Loans	0.7
Real Estate Investment Trusts	0.7
Food	0.6
Entertainment & Leisure	0.6
Computers	0.6
Farming & Agriculture	0.5
Retail	0.5
Foreign Government Bonds	0.5
Beverages	0.5
Utilities	0.5
Machinery	0.5
Diversified Manufacturing	0.5
Specialty Retail	0.4
Automobiles	0.4
Healthcare Equipment & Supplies	0.3
Tobacco Products	0.3
Agriculture	0.3
Biotechnology	0.3
Consumer Products & Services	0.3
Materials	0.3
Multi-Utilities	0.3
Road & Rail	0.3
Food & Drug Retailers	0.3
Electronic Components	0.3
Electronic Equipment & Instruments	0.3
Oil & Gas	0.3
Healthcare Services	0.2
Paper & Forest Products	0.2
Household Products	0.2
Office Equipment	0.2
Life Science Tools & Services	0.2
Semiconductors & Semiconductor Equipment	0.2
Diversified Operations	0.2
Commercial Mortgage-Backed Securities	0.2
Banking	0.2
Electrical Equipment	0.2

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2009 continued

Industry (cont’d.)
Manufacturing	0.2%
Containers & Packaging	0.2
Building Materials	0.2
Automotive Parts	0.2
Air Freight & Couriers	0.2
Household Durables	0.2
Internet Software & Services	0.1
Machinery—Construction & Mining	0.1
Healthcare Products	0.1
Electric	0.1
Diversified	0.1
Mining	0.1
Equipment Services	0.1
Automotive Components	0.1
Airlines	0.1
Communication Equipment	0.1
Advertising	0.1
Automobile Manufacturers	0.1
Multi-Line Retail	0.1
Healthcare Providers & Services	0.1
Textiles, Apparel & Luxury Goods	0.1
Broadcasting	0.1
Conglomerates	0.1
Consumer Finance	0.1
Auto/Trucks Parts & Equipment	0.1
Construction	0.1
Semiconductor Components	0.1
Professional Services	0.1
Construction & Engineering	0.1
Financial/business Services	0.1
IT Services	0.1
Food & Beverage	0.1
Healthcare Technology	0.1
Exchange Traded Funds	0.1
Distribution/Wholesale	0.1
Commercial Services	0.1
Options Purchased	0.1

100.6
Option Written and Securities Sold Short	(5.7)
Other assets in excess of other liabilities	5.1

100.0%

See Notes to Financial Statements.

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The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Receivable from broker—variation margin	$228,122	*	Receivable from broker—variation margin	$56,597	*
Interest rate contracts	Unrealized appreciation on swap agreements	31,380		Unrealized depreciation on swap agreements	48,113
Interest rate contracts	Unaffiliated investments	145,154		Premiums received for swap agreements	4,266
Interest rate contracts	—	—		Outstanding options written, at value	434
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	79,336		Unrealized depreciation on foreign currency exchange contracts	190,164
Credit contracts	Unrealized appreciation on swap agreements	955,096		Unrealized depreciation on swap agreements	2,523,813
Credit contracts	Premiums paid for swap agreements	210,825		Premiums received for swap agreements	1,364,193

Total		$1,649,913			$4,187,580

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	55

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$1,809,135	$(793,786)	$(1,236,989)	$119,867	$—	$(101,773)
Foreign exchange contracts	—	—	—	—	—	—	775,518	775,518
Credit contracts	—	—	—	—	—	654,443	—	654,443
Equity contracts	(22,539)	2,124	—	(578,367)	(2,474)	—	—	(601,256)

Total	$(22,539)	$2,124	$1,809,135	$(1,372,153)	$(1,239,463)	$774,310	$775,518	$726,932

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$548,276	$551,697	$(401,267)	$1,789,897	$—	$2,488,603
Foreign exchange contracts	—	15,971	—	(4,705)	—	75,615	86,881
Credit contracts	—	—	—	—	(1,561,181)	—	(1,561,181)
Equity contracts	(1,305)	—	—	—	—	—	(1,305)

Total	$(1,305)	$564,247	$551,697	$(405,972)	$228,716	$75,615	$1,012,998

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2009	ANNUAL REPORT

Target Asset Allocation Funds/ Target Moderate Allocation Fund

Statement of Assets and Liabilities

July 31, 2009

Assets
Investments at value:
Unaffiliated investments (cost $272,117,442)	$282,656,139
Affiliated investments (cost $6,855,807)	6,855,807
Cash	1,547,126
Foreign currency, at value (cost $1,148,696)	1,225,074
Deposit with broker	197,309
Receivable for investments sold	35,675,790
Dividends and interest receivable	1,072,739
Unrealized appreciation on swap agreements	986,476
Tax reclaim receivable	269,226
Premiums paid for swap agreements	210,825
Receivable from broker-variation margin	138,390
Unrealized appreciation on foreign currency exchange contracts	79,336
Receivable for Fund shares sold	56,325

Total assets	330,970,562

Liabilities
Payable for investments purchased	20,409,468
Securities sold short, at value (proceeds $16,177,156)	16,270,877
Unrealized depreciation on swap agreements	2,571,926
Premiums received for swap agreements	1,368,459
Payable to broker	1,117,309
Payable for Fund shares reacquired	426,280
Accrued expenses and other liabilities	425,401
Unrealized depreciation on foreign currency exchange contracts	190,164
Management fee payable	176,399
Distribution fee payable	143,632
Affiliated transfer agent fee payable	62,047
Deferred trustees’ fees	7,935
Outstanding options written (premiums received $8,750)	434

Total liabilities	43,170,331

Net Assets	$287,800,231

Net assets were comprised of:
Shares of beneficial interest, at par	$32,086
Paid-in capital, in excess of par	354,977,449

355,009,535
Undistributed net investment income	2,167,856
Accumulated net realized loss on investment and foreign currency transactions	(78,389,978)
Net unrealized appreciation on investments and foreign currencies	9,012,818

Net assets, July 31, 2009	$287,800,231

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($142,715,155 ÷ 15,906,611 shares of common stock issued and outstanding)	$8.97
Maximum sales charge (5.5% of offering price)	0.52

Maximum offering price to public	$9.49

Class B:
Net asset value, offering price and redemption price per share, ($67,012,656 ÷ 7,472,247 shares of common stock issued and outstanding)	$8.97

Class C:
Net asset value, offering price and redemption price per share, ($68,208,042 ÷ 7,607,176 shares of common stock issued and outstanding)	$8.97

Class M:
Net asset value, offering price and redemption price per share, ($2,082,825 ÷ 232,745 shares of common stock issued and outstanding)	$8.95

Class R:
Net asset value, offering price and redemption price per share, ($760,680 ÷ 84,776 shares of common stock issued and outstanding)	$8.97

Class X:
Net asset value, offering price and redemption price per share, ($2,235,047 ÷ 249,243 shares of common stock issued and outstanding)	$8.97

Class Z:
Net asset value, offering price and redemption price per share, ($4,785,826 ÷ 533,102 shares of common stock issued and outstanding)	$8.98

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Statement of Operations

Year Ended July 31, 2009

Net Investment Income
Income
Unaffiliated interest income	$5,736,848
Unaffiliated dividend income (net of foreign withholding taxes $128,647)	4,875,032
Affiliated dividend income	229,627

Total income	10,841,507

Expenses
Management fee	2,214,468
Distribution fee—Class A	327,921
Distribution fee—Class B	764,253
Distribution fee—Class C	728,147
Distribution fee—Class M	27,637
Distribution fee—Class R	5,122
Distribution fee—Class X	28,052
Transfer agent’s fees and expenses (including affiliated expense of $263,000)	533,000
Custodian’s fees and expenses	442,000
Reports to shareholders	102,000
Interest expense	94,657
Registration fees	77,000
Audit fee	70,000
Trustees’ fees	25,000
Legal fees and expenses	21,000
Insurance expense	7,000
Miscellaneous	39,480

Total expenses	5,506,737

Net investment income	5,334,770

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	(65,091,154)
Options written transactions	(1,239,463)
Foreign currency transactions	554,393
Future transactions	(1,372,153)
Swap agreement transactions	774,310
Short sale transactions	(1,624,582)

(67,998,649)

Net change in unrealized appreciation (depreciation) on:
Investments	5,692,883
Options written	(405,972)
Foreign currencies	(22,744)
Futures	551,697
Swaps	228,716
Short sales	(34,036)

6,010,544

Net loss on investments	(61,988,105)

Net Decrease In Net Assets Resulting From Operations	$(56,653,335)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,334,770	$7,380,419
Net realized gain (loss) on investment and foreign currency transactions	(67,998,649)	7,420,272
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,010,544	(47,425,937)

Net decrease in net assets resulting from operations	(56,653,335)	(32,625,246)

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(3,778,143)	(3,483,116)
Class B	(1,106,150)	(1,808,665)
Class C	(1,102,990)	(1,612,152)
Class M	(38,576)	(83,226)
Class R	(25,700)	(51,794)
Class X	(41,468)	(69,914)
Class Z	(228,045)	(326,369)

	(6,321,072)	(7,435,236)

Distributions from net realized gains:
Class A	(1,512,131)	(13,380,539)
Class B	(888,910)	(11,111,908)
Class C	(862,718)	(9,554,299)
Class M	(33,532)	(546,953)
Class R	(13,156)	(291,666)
Class X	(36,981)	(422,473)
Class Z	(104,679)	(1,144,078)

	(3,452,107)	(36,451,916)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	28,140,552	45,261,636
Net asset value of shares issued in reinvestment of distributions	9,216,280	40,963,421
Cost of shares reacquired	(81,439,165)	(94,187,249)

Net decrease in net assets resulting from Fund share transactions	(44,082,333)	(7,962,192)

Total decrease	(110,508,847)	(84,474,590)

Net Assets
Beginning of year	398,309,078	482,783,668

End of year (a)	$287,800,231	$398,309,078

(a) Includes undistributed net investment income of:	$2,167,856	$1,578,203

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	61

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”), Target Conservative Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2009.

Fund Segment
Hotchkis & Wiley Capital Management LLC Eaton Vance Management* NFJ Investment Group L.P.	Large-cap value stocks

LSV Asset Management Thornburg Investment Management, Inc.	International stocks

Marsico Capital Management, LLC Massachusetts Financial Services Company**	Large-cap growth stocks

EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small-cap value stocks

Pacific Investment Management Company LLC	Core fixed income bonds

Eagle Asset Management	Small-cap growth stocks

*	Effective December 15, 2008, Eaton Vance Management replaced J.P. Morgan Investment Management Inc.
**	Effective December 15, 2008, Massachusetts Financial Services Company replaced Goldman Sachs Asset Management L.P.

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

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Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Notes to Financial Statements

continued

investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

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received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may by delayed or limited.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Notes to Financial Statements

continued

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk

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associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currencies. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, guarantees the futures and options contracts against default.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Target Asset Allocation Funds/Target Moderate Allocation Fund	67

Notes to Financial Statements

continued

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at the reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps

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on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Target Asset Allocation Funds/Target Moderate Allocation Fund	69

Notes to Financial Statements

continued

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As July 31, 2009, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund,

Target Asset Allocation Funds/Target Moderate Allocation Fund	71

Notes to Financial Statements

continued

occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively.

PIMS has advised the Fund that it has received approximately $135,200 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2009. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2009, it has received approximately $129,100, $5,300, $2,700 and $1,600 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

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agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”) affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2009, the Fund incurred approximately $127,700 in total networking fees, of which $82,400 and $500 was paid to First Clearing and Wells Fargo, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2009, Wells Fargo earned approximately $100 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2009, aggregated $634,513,633 and $703,540,282, respectively.

Transactions in call options written during the year ended July 31, 2009 were as follows:

	Number of Contracts/ Swap Notional Amount	Premium
Options outstanding at July 31, 2008	43,700,000	$1,012,350
Written swap options	4,830,000	74,856
Expired swap options	(8,030,000)	(99,424)
Closed Swap options	(39,500,000)	(979,032)

Options outstanding at July 31, 2009	1,000,000	$8,750

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended July 31, 2009, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $1,575,955 due to reclassification of dividends, differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, reclass on swap income or loss and reclass on paydown gain or loss. Net investment income, net realized loss on investments and foreign currencies and net assets were not affected by this change.

For the year ended July 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes were $6,412,066 from ordinary income and $3,361,113 from long-term capital gains. For the year ended July 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes were $17,664,898 from ordinary income and $26,222,254 from long-term capital gain.

As of July 31, 2009, the accumulated undistributed earnings on a tax basis was $2,346,544 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation of Investments
$294,906,057	$28,063,131	$(33,457,242)	$(5,394,111)	$(1,513,402)	$(6,907,513)

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and other differences between financial reporting and

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tax accounting. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, mark-to-market of receivables and payables, swaps, written options and short sales.

As of July 31, 2009, the capital loss carryforward for tax purposes was approximately $12,407,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

In addition, the Fund has elected to treat net foreign currency losses and net capital losses of approximately $246,000 and $49,987,000, respectively, incurred between November 1, 2008 and July 31, 2009 as being incurred during the fiscal year ending July 31, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to

Target Asset Allocation Funds/Target Moderate Allocation Fund	75

Notes to Financial Statements

continued

Class A shares on a quarterly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of July 31, 2009, Prudential owns 228 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2009:
Shares sold	2,209,250	$18,813,249
Shares issued in reinvestment of dividends and distributions	620,214	5,101,572
Shares reacquired	(3,857,546)	(32,926,136)

Net increase (decrease) in shares outstanding before conversion	(1,028,082)	(9,011,315)
Shares issued upon conversion from Class B, Class M, and Class X	1,808,268	15,485,585

Net increase (decrease) in shares outstanding	780,186	$6,474,270

Year ended July 31, 2008:
Shares sold	1,984,280	$23,562,433
Shares issued in reinvestment of dividends and distributions	1,379,683	16,213,155
Shares reacquired	(3,140,460)	(37,265,309)

Net increase (decrease) in shares outstanding before conversion	223,503	2,510,279
Shares issued upon conversion from Class B, Class M, and Class X	1,959,277	23,531,858

Net increase (decrease) in shares outstanding	2,182,780	$26,042,137

Class B
Year ended July 31, 2009:
Shares sold	436,580	$3,663,752
Shares issued in reinvestment of dividends and distributions	230,757	1,897,509
Shares reacquired	(1,920,709)	(16,304,318)

Net increase (decrease) in shares outstanding before conversion	(1,253,372)	(10,743,057)
Shares reacquired upon conversion into Class A	(1,668,912)	(14,253,544)

Net increase (decrease) in shares outstanding	(2,922,284)	$(24,996,601)

Year ended July 31, 2008:
Shares sold	612,982	$7,337,016
Shares issued in reinvestment of dividends and distributions	1,047,838	12,313,985
Shares reacquired	(1,825,950)	(21,508,559)

Net increase (decrease) in shares outstanding before conversion	(165,130)	(1,857,558)
Shares reacquired upon conversion into Class A	(1,780,744)	(21,270,836)

Net increase (decrease) in shares outstanding	(1,945,874)	$(23,128,394)

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Class C	Shares	Amount
Year ended July 31, 2009:
Shares sold	465,695	$3,958,950
Shares issued in reinvestment of dividends and distributions	209,775	1,725,059
Shares reacquired	(2,525,303)	(21,248,205)

Net increase (decrease) in shares outstanding	(1,849,833)	$(15,564,196)

Year ended July 31, 2008:
Shares sold	805,916	$9,589,938
Shares issued in reinvestment of dividends and distributions	824,222	9,680,568
Shares reacquired	(2,273,678)	(26,767,725)

Net increase (decrease) in shares outstanding	(643,540)	$(7,497,219)

Class M
Year ended July 31, 2009:
Shares sold	13,339	$109,876
Shares issued in reinvestment of dividends and distributions	8,720	71,581
Shares reacquired	(127,416)	(1,115,264)

Net increase (decrease) in shares outstanding before conversion	(105,357)	(933,807)
Shares reacquired upon conversion into Class A	(104,621)	(852,550)

Net increase (decrease) in shares outstanding	(209,978)	$(1,786,357)

Year ended July 31, 2008:
Shares sold	90,317	$1,085,792
Shares issued in reinvestment of dividends and distributions	51,885	608,691
Shares reacquired	(159,851)	(1,929,212)

Net increase (decrease) in shares outstanding before conversion	(17,649)	(234,729)
Shares reacquired upon conversion into Class A	(193,181)	(2,261,022)

Net increase (decrease) in shares outstanding	(210,830)	$(2,495,751)

Class R
Year ended July 31, 2009:
Shares sold	24,835	$220,580
Shares issued in reinvestment of dividends and distributions	4,727	38,856
Shares reacquired	(126,461)	(1,089,445)

Net increase (decrease) in shares outstanding	(96,899)	$(830,009)

Year ended July 31, 2008:
Shares sold	33,467	$385,045
Shares issued in reinvestment of dividends and distributions	29,025	343,197
Shares reacquired	(193,847)	(2,232,564)

Net increase (decrease) in shares outstanding	(131,355)	$(1,504,322)

Target Asset Allocation Funds/Target Moderate Allocation Fund	77

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended July 31, 2009:
Shares sold	9,689	$81,214
Shares issued in reinvestment of dividends and distributions	9,531	78,357
Shares reacquired	(129,946)	(1,019,277)

Net increase (decrease) in shares outstanding	(110,726)	$(859,706)
Shares reacquired upon conversion into Class A	(43,435)	(379,491)

Net increase (decrease) in shares outstanding	(154,161)	$(1,239,197)

Year ended July 31, 2008:
Shares sold	9,412	$115,480
Shares issued in reinvestment of dividends and distributions	41,915	492,089
Shares reacquired	(90,642)	(1,061,716)

Net increase (decrease) in shares outstanding before conversion	(39,315)	$(454,147)

Class Z
Year ended July 31, 2009:
Shares sold	153,931	$1,292,931
Shares issued in reinvestment of dividends and distributions	36,872	303,346
Shares reacquired	(919,837)	(7,736,520)

Net increase (decrease) in shares outstanding	(729,034)	$(6,140,243)

Year ended July 31, 2008:
Shares sold	266,010	$3,185,932
Shares issued in reinvestment of dividends and distributions	111,577	1,311,736
Shares reacquired	(282,141)	(3,422,164)

Net increase (decrease) in shares outstanding	95,446	$1,075,504

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Companies paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

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The Fund utilized the SCA during the year ended July 31, 2009. The Fund had an outstanding balance of $32,700 for one day at an interest rate of 1.14%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 9. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Moderate Allocation Fund	79

Financial Highlights

	Class A
	Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.72

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investment transactions	(1.59)

Total from investment operations	(1.40)

Less Dividends and Distributions:
Dividends from net investment income	(.25)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.35)

Net asset value, end of year	$8.97

Total Return(a)	(12.78)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$142,715
Average net assets (000)	$131,169
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.48	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(e)
Net investment income	2.18%
Portfolio turnover rate	249%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Includes interest expense of .03%.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$12.75	$11.92	$12.56	$10.96

.25	.22	.20	.14
(1.05)	1.31	.45	1.61

(.80)	1.53	.65	1.75

(.24)	(.22)	(.22)	(.15)
(.99)	(.48)	(1.07)	—

(1.23)	(.70)	(1.29)	(.15)

$10.72	$12.75	$11.92	$12.56

(7.02)%	13.03%	5.53%	16.01%

$162,212	$165,073	$135,384	$103,989
$169,156	$154,791	$118,651	$91,030

1.39%	1.18%	1.33%	1.32%
1.14%	.93%	1.08%	1.07%
2.05%	1.72%	1.67%	1.17%
213%	195%	324%	285%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Financial Highlights

continued

	Class B
	Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.66

Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized gain (loss) on investment transactions	(1.58)

Total from investment operations	(1.45)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.24)

Net asset value, end of year	$8.97

Total Return(a)	(13.43)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$67,013
Average net assets (000)	$76,425
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.23	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(d)
Net investment income	1.46%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of .03%.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$12.70	$11.87	$12.52	$10.92

.16	.12	.11	.05
(1.04)	1.32	.44	1.61

(.88)	1.44	.55	1.66

(.17)	(.13)	(.13)	(.06)
(.99)	(.48)	(1.07)	—

(1.16)	(.61)	(1.20)	(.06)

$10.66	$12.70	$11.87	$12.52

(7.72)%	12.27%	4.65%	15.24%

$110,784	$156,676	$171,286	$193,795
$139,512	$167,764	$187,321	$184,197

2.14%	1.93%	2.08%	2.07%
1.14%	.93%	1.08%	1.07%
1.30%	.97%	.92%	.41%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Financial Highlights

continued

	Class C
	Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.66

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain (loss) on investment transactions	(1.57)

Total from investment operations	(1.45)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.24)

Net asset value, end of year	$8.97

Total Return(a)	(13.43)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$68,208
Average net assets (000)	$72,815
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.23	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(d)
Net investment income	1.45%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of .03%.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$12.70	$11.87	$12.52	$10.92

.16	.12	.11	.05
(1.04)	1.32	.44	1.61

(.88)	1.44	.55	1.66

(.17)	(.13)	(.13)	(.06)
(.99)	(.48)	(1.07)	—

(1.16)	(.61)	(1.20)	(.06)

$10.66	$12.70	$11.87	$12.52

(7.72)%	12.27%	4.65%	15.24%

$100,797	$128,243	$123,378	$116,893
$119,437	$129,699	$121,100	$108,434

2.14%	1.93%	2.08%	2.07%
1.14%	.93%	1.08%	1.07%
1.30%	.97%	.92%	.41%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Financial Highlights

continued

	Class M
	Year Ended July 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.64

Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized gain (loss) on investment transactions	(1.58)

Total from investment operations	(1.45)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.24)

Net asset value, end of period	$8.95

Total Return(b)	(13.46)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,083
Average net assets (000)	$2,764
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.23	%(f)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(f)
Net investment income	1.47%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Includes interest expense of .03%.

See Notes to Financial Statements.

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Class M
Year Ended July 31,			October 4, 2004(a) through July 31, 2005
2008(c)	2007(c)	2006(c)

$12.66	$11.85	$12.49	$11.34

.16	.12	.11	.09
(1.02)	1.30	.45	1.15

(.86)	1.42	.56	1.24

(.17)	(.13)	(.13)	(.09)
(.99)	(.48)	(1.07)	—

(1.16)	(.61)	(1.20)	(.09)

$10.64	$12.66	$11.85	$12.49

(7.58)%	12.21%	4.74%	10.96%

$4,709	$8,277	$6,272	$4,233
$6,746	$8,529	$5,622	$2,203

2.14%	1.93%	2.08%	2.07	%(e)
1.14%	.93%	1.08%	1.07	%(e)
1.29%	.96%	.93%	.54	%(e)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Financial Highlights

continued

	Class R
	Year Ended July 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.73

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	(1.60)

Total from investment operations	(1.43)

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.33)

Net asset value, end of period	$8.97

Total Return(b)	(13.03)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$761
Average net assets (000)	$1,024
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	1.73	%(g)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(g)
Net investment income	1.97%

(a)	Commencement of offering new share class.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Annualized.
(g)	Includes interest expense of .03%.

See Notes to Financial Statements.

88	Visit our website at www.prudential.com

Class R
Year Ended July 31,			October 4, 2004(a) through July 31, 2005
2008(c)	2007(c)	2006(c)

$12.76	$11.93	$12.56	$11.40

.22	.18	.18	.10
(1.05)	1.32	.46	1.19

(.83)	1.50	.64	1.29

(.21)	(.19)	(.20)	(.13)
(.99)	(.48)	(1.07)	—

(1.20)	(.67)	(1.27)	(.13)

$10.73	$12.76	$11.93	$12.56

(7.25)%	12.75%	5.35%	11.39%

$1,950	$3,995	$3,438	$3
$3,358	$3,679	$2,872	$3

1.64%	1.43%	1.58%	1.57	%(f)
1.14%	.93%	1.08%	1.07	%(f)
1.78%	1.46%	1.42%	1.02	%(f)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Financial Highlights

continued

	Class X
	Year Ended July 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.66

Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized gain (loss) on investment transactions	(1.58)

Total from investment operations	(1.45)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.24)

Net asset value, end of period	$8.97

Total Return(b)	(13.43)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,235
Average net assets (000)	$2,858
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.21	%(f)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(f)
Net investment income	1.48%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Includes interest expense of .03%.

See Notes to Financial Statements.

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Class X
Year Ended July 31,			October 4, 2004(a) through July 31, 2005
2008(c)	2007(c)	2006(c)

$12.69	$11.87	$12.52	$11.34

.16	.12	.12	.09
(1.03)	1.31	.43	1.18

(.87)	1.43	.55	1.27

(.17)	(.13)	(.13)	(.09)
(.99)	(.48)	(1.07)	—

(1.16)	(.61)	(1.20)	(.09)

$10.66	$12.69	$11.87	$12.52

(7.64)%	12.19%	4.65%	11.23%

$4,299	$5,617	$4,773	$2,284
$5,199	$5,644	$3,571	$1,105

2.08%	1.93%	2.08%	2.07	%(e)
1.14%	.93%	1.08%	1.07	%(e)
1.35%	.96%	.96%	.59	%(e)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

Financial Highlights

continued

	Class Z
	Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.74

Income (loss) from investment operations:
Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	(1.60)

Total from investment operations	(1.39)

Less Dividends and Distributions:
Dividends from net investment income	(.27)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.37)

Net asset value, end of year	$8.98

Total Return(a)	(12.55)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,786
Average net assets (000)	$8,208
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.23	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.23	%(d)
Net investment income	2.47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of .03%.

See Notes to Financial Statements.

92	Visit our website at www.prudential.com

Class Z
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$12.77	$11.94	$12.58	$10.97

.28	.25	.24	.17
(1.05)	1.31	.44	1.62

(.77)	1.56	.68	1.79

(.27)	(.25)	(.25)	(.18)
(.99)	(.48)	(1.07)	—

(1.26)	(.73)	(1.32)	(.18)

$10.74	$12.77	$11.94	$12.58

(6.78)%	13.30%	5.78%	16.36%

$13,558	$14,902	$13,388	$9,329
$14,407	$14,168	$12,022	$8,425

1.14%	.93%	1.08%	1.07%
1.14%	.93%	1.08%	1.07%
2.30%	1.97%	1.93%	1.41%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	93

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Moderate Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2009) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2009, the Fund paid dividends from net investment income of $.25, $.14, $.14, $.14, $.23, $.14, and $.27 per share for Classes A, B, C, M, R, X and Z, respectively, which are taxable as ordinary income. In addition, the Fund designates the maximum amount allowable per share but not less than $.10 per share to Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares as a capital gain distribution per share, in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2009, the Fund designates the maximum amount allowable under the Code but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income (QDI); 2) eligible for the corporate dividend received deduction (DRD); 3) interest-related dividends (IRD); and 4) short-term capital gain dividends (STCGD):

	QDI	DRD	IRD	STCGD
Moderate Allocation Fund	61.24%	43.04%	55.02%	8.11%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 25.88% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2010, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2009.

Target Asset Allocation Funds/Target Moderate Allocation Fund	95

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Target Asset Allocation Funds/Target Moderate Allocation Fund

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Funds is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Moderate Allocation (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor

[1]	Target Moderate Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements and to approve the new subadvisory agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’

[2]

The Fund’s subadvisers are: Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, Eagle Asset Management, Eaton Vance Management, NFJ Investment Group LP, EARNEST Partners LLC, Vaughan Nelson Investment Management, LSV Asset Management, Thornburg Investment Management Inc. and Pacific Investment Management Company LLC.

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portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the first quartile for the five- and ten-year periods, and that it was in the second quartile for the one- and three-year periods. The Board also noted that the Fund outperformed or performed competitively against its benchmark index for the three-, five and ten-year periods, though it underperformed its benchmark index for the one-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s actual management fee was only 5 basis points above the median for all funds in the Expense Group. The Board also considered PI’s explanation that the Fund’s fourth quartile total expense ranking was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund.

As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund performance, expenses of service providers and such other aspects that the Trustees deemed important in the exercise of their business judgment. The

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use

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soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–17.66%	1.18%	2.20%	—
Class B	–17.64	1.43	2.00	—
Class C	–14.27	1.58	2.00	—
Class M	–18.50	N/A	N/A	0.54% (10/04/04)
Class R	–13.03	N/A	N/A	1.36 (10/04/04)
Class X	–18.48	N/A	N/A	0.42 (10/04/04)
Class Z	–12.63	2.60	3.03	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–12.87%	2.33%	2.78%	—
Class B	–13.43	1.58	2.00	—
Class C	–13.43	1.58	2.00	—
Class M	–13.46	N/A	N/A	0.86% (10/04/04)
Class R	–13.03	N/A	N/A	1.36 (10/04/04)
Class X	–13.43	N/A	N/A	0.90 (10/04/04)
Class Z	–12.63	2.60	3.03	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A, 1.53%; Class B, 2.23%; Class C, 2.23%; Class M, 2.23%; Class R, 1.98%; Class X, 2.23%; Class Z, 1.23%. Net operating expenses apply to: Class A, 1.48%; Class B, 2.23%; Class C, 2.23%; Class M, 2.23%; Class R, 1.73%; Class X, 2.21%; Class Z, 1.23%, after contractual reduction through 11/30/2010.

Visit our website at www.prudential.com

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 1999) and the account values at the end of the current fiscal year (July 31, 2009) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE ND (13%), and the Barclays Capital U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Moderate Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

MFSP504E3    0161107-00001-00

JULY 31, 2009	ANNUAL REPORT

Target Growth Allocation Fund

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2009

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Growth Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Growth Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.63%; Class B, 2.33%; Class C, 2.33%; Class M, 2.33%; Class R, 2.08%; Class X, 2.33%; Class Z, 1.33%. Net operating expenses apply to: Class A, 1.58%; Class B, 2.33%; Class C, 2.33%; Class M, 2.33%; Class R, 1.83%; Class X, 2.33%; Class Z, 1.33%, after contractual reduction through 11/30/2010 for Class A and Class R shares.

Cumulative Total Returns as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–22.71%	3.22%	13.48%	—
Class B	–23.29	–0.57	5.30	—
Class C	–23.29	–0.57	5.30	—
Class M	–23.24	N/A	N/A	–4.96% (10/04/04)
Class R	–22.90	N/A	N/A	–2.79 (10/04/04)
Class X	–22.91	N/A	N/A	–4.71 (10/04/04)
Class Z	–22.54	4.53	16.33	—
Customized Blend[2]	–20.60	6.84	0.79	**
S&P 500 Index[3]	–19.95	–0.68	–11.32	***
Lipper Large-Cap Core Funds Average[4]	–19.34	0.18	–6.10	****

Average Annual Total Returns[5] as of 6/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–33.22%	–2.92%	–0.16%	—
Class B	–33.33	–2.68	–0.35	—
Class C	–30.54	–2.55	–0.35	—
Class M	–33.97	N/A	N/A	–2.89% (10/04/04)
Class R	–29.47	N/A	N/A	–2.11 (10/04/04)
Class X	–33.82	N/A	N/A	–3.02 (10/04/04)
Class Z	–29.19	–1.58	0.66	—
Customized Blend[2]	–27.46	–0.97	–0.88	**
S&P 500 Index[3]	–26.20	–2.24	–2.22	***
Lipper Large-Cap Core Funds Average[4]	–25.91	–2.21	–1.82	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Customized Benchmark for Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (80%) and the MSCI EAFE ND (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Large-Cap Core Funds Average (Lipper Average) represents funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/09 is 4.57% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/09 is –0.69% for Classes M, R, and X.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/09 is –2.13% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/09 is –1.97% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/09 is –1.33% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/09 is –1.88% for Classes M, R, and X.

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Fund objective

The investment objective of the Target Growth Allocation Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

4	Visit our website at www.prudential.com

Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2009, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Growth Allocation Fund’s performance is compared to a customized benchmark comprised of broad indexes for domestic and international stocks in an 80%/20% asset allocation considered appropriate for a growth-oriented balance of risk and return potential. The Fund’s Class A shares declined 22.71% for the fiscal year ended July 31, 2009, more than the 20.60% decline of the customized benchmark and more than the 19.34% decline of the Lipper Large-Cap Core Funds Average.

What was the investment environment like for U.S. stocks?

As the effects of the credit crisis lingered through the first half of the Fund’s reporting period, U.S. equity markets dipped to their lowest point in decades in March 2009. Also in March, the Treasury Department announced broad-based plans to form a public-private investment partnership designed to stimulate credit markets and stabilize the financial system. The federal government released results of its stress test in May, which determined 10 of the 19 big banks it tested needed to raise additional capital. Some of these banks issued stocks to raise necessary funds. Shortly after these developments, investors retreated from safe-haven assets such as U.S. Treasurys and regained their appetite for risk by purchasing undervalued stocks, which sparked a powerful rally that continued through the end of the 12-month reporting period. Signs of economic stabilization also bolstered share prices. However, gains during the period were not sufficient to offset earlier losses, as broad-market equity indexes recorded overall declines for the period.

All sectors of the S&P 500 Index posted gains for the second quarter. For the year, however, all sectors declined. Those sectors posting the steepest, double-digit declines for the fiscal year included financials, industrials, energy, materials, and utilities. Sectors hit less severely were in healthcare, telecommunications services, information technology, and consumer staples. At the close of the reporting period, though, some lagging sectors had reversed their performance and became market leaders. The most significant sector in which this occurred was financials, because of federal rescue efforts and renewed investor support.

What was the investment environment like for international stocks?

The MSCI-EAFE Index (the Index), which measures developed markets performance excluding the U.S. and Canada, closed the reporting period with a sharp decline. While global equities staged a stunning rally during the second quarter of 2009 through the end of the reporting period, losses earlier in the period overshadowed later gains. During the first half of the period, widespread losses were primarily due to the ongoing effects of the credit crisis and global recession, as investors took refuge in safer assets. In the second half of the reporting period, international equity markets

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staged a turnaround, prompted by country-specific policy decisions that included stimulus programs, capital infusions to banks, and steep interest rate cuts. These initiatives helped investors regain their appetite for risk, as battered stocks traded at attractive prices.

Overall, all sectors in the Index declined during the reporting period, despite the rally late in the second half of the Fund’s fiscal year. The worst hit sectors, those registering declines of more than 20%, included industrials, financials, materials, energy, information technology, and utilities. Conversely, some of the sectors that had reported the worst overall losses in the first half of the year had bounced back from being laggards to close the reporting period as leaders.

Were there changes to the Fund’s asset managers?

On December 15, 2008, MFS Investment Management replaced Goldman Sachs Asset Management as a co-manager alongside Marsico Capital Management for one of the Fund’s two large cap growth portions. This move was made due to MFS’s strong track record and to better complement the portion managed by Marsico. Additionally, Eaton Vance Management replaced JP Morgan Investment Management as a co-manager alongside Hotchkis and Wiley Capital Management and NFJ Investment Group for one of the Fund’s three large cap value portions. Eaton Vance was chosen as the replacement due to its Large Cap, Relative Value Strategy, and to complement the other two portions co-managed by NFJ and Hotchkis and Wiley.

How did asset management decisions affect Fund performance?

Stock selection by NFJ, Marsico, and MFS detracted the most from the Fund’s performance. The Hotchkis and Wiley portion contributed positively to the Fund’s performance.

The NFJ Large-Cap Value Strategy portion underperformed relative to its benchmark index, the Russell 1000® Value Index. NFJ’s stock selection in oil refining, chemicals, mining and metals, banking and equity real estate investment trusts (REITs) negatively affected performance. Additionally, a modest overexposure to energy and an underexposure to financials, which gained late in the reporting period, further hindered performance.

The underperformance of the Marsico portion of the Fund was attributable to a mix of factors. Relative to its benchmark index, the Russell 1000® Growth Index, Marsico had an exposure to momentum stocks (stocks that have recently gone up in price), which made it more sensitive to downward market movements. It was overweight in the banking, casino and gaming, and railroad industries. It was underweight in the pharmaceuticals, technology, semiconductor, and software industries. These weightings weakened Marsico’s returns. The Marsico portion also held stocks with

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Strategy and Performance Overview (continued)

larger market capitalizations, lower quality ratings, and higher volatility factors than those in its benchmark index, which also hurt performance.

The MFS portion of the Fund also underperformed mainly due to stock selection and sector allocations. The MFS portfolio was less sensitive to market changes, but the rally in lower quality stocks later in the year muted its protective positioning. MFS held positions in sectors such as financials, healthcare, and consumer discretionary, which were some of the worst performing sectors during the year. When bank stocks rebounded from their historic lows earlier in the year, the MFS Large Cap Growth portfolio lagged considerably, since MFS’s holdings included insurance companies and diversified asset managers and excluded banks. Moreover, real estate investment trusts (REITs) and real estate companies were distressed during most of the year, but some of these companies in the MFS benchmark index, the Russell 1000® Growth Index, performed well. However, MFS’s aversion to real estate hurt performance, since it did not hold these outperforming assets. As for individual stock selection, the MFS portion was underweight in a large software maker, which negatively affected performance throughout the year.

The Hotchkis and Wiley Large Cap Value portfolio outperformed its benchmark index, the Russell 1000® Value Index. This portion of the Fund benefited from several risk-based positions, including an overexposure to stocks exhibiting wide swings in price (volatility), an underexposure to stocks that have recently gone up in price (momentum), as well as an underexposure to stocks with higher market capitalizations than those in its benchmark index. Additionally, Hotchkis and Wiley’s positions within specific sectors augmented results, particularly an underweight in energy and an overweight in technology. Stock selection in consumer discretionary and industrials helped relative performance, since these sectors did well during the market rally in the second half of the year.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2009, at the beginning of the period, and held through the six-month period ended July 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,216.40	1.62%	$8.90
	Hypothetical	$1,000.00	$1,016.76	1.62%	$8.10

Class B	Actual	$1,000.00	$1,213.40	2.37%	$13.01
	Hypothetical	$1,000.00	$1,013.04	2.37%	$11.83

Class C	Actual	$1,000.00	$1,211.60	2.37%	$13.00
	Hypothetical	$1,000.00	$1,013.04	2.37%	$11.83

Class M	Actual	$1,000.00	$1,212.80	2.37%	$13.00
	Hypothetical	$1,000.00	$1,013.04	2.37%	$11.83

Class R	Actual	$1,000.00	$1,214.80	1.87%	$10.27
	Hypothetical	$1,000.00	$1,015.52	1.87%	$9.35

Class X	Actual	$1,000.00	$1,217.60	1.75%	$9.62
	Hypothetical	$1,000.00	$1,016.12	1.75%	$8.75

Class Z	Actual	$1,000.00	$1,218.20	1.37%	$7.53
	Hypothetical	$1,000.00	$1,018.00	1.37%	$6.85

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudential.com

Portfolio of Investments

as of July 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.7%
COMMON STOCKS 96.6%

Aerospace & Defense 2.8%
2,000	AAR Corp.*	$38,260
1,400	Boeing Co. (The)	60,074
15,750	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	306,967
28,815	General Dynamics Corp.	1,596,063
2,870	Goodrich Corp.	147,403
15,109	Lockheed Martin Corp.	1,129,549
500	Meggitt PLC (United Kingdom)	1,509
1,525	Moog, Inc. (Class A Stock)*	41,114
2,600	MTU Aero Engines Holding AG (Germany)	94,497
20,300	Northrop Grumman Corp.	904,974
10,000	Safran SA (France)	154,644
1,100	Teledyne Technologies, Inc.*	36,003
1,800	Thales SA (France)	76,094
475	TransDigm Group, Inc.*	18,188
10,064	United Technologies Corp.	548,186

		5,153,525

Air Freight & Couriers 0.2%
6,730	FedEx Corp.	456,563

Airlines 0.2%
119,300	Air New Zealand Ltd. (New Zealand)	86,894
4,900	Deutsche Lufthansa AG (Germany)	66,208
58,300	Qantas Airways Ltd. (Australia)	113,121
8,767	Singapore Airlines Ltd. (Singapore)	82,239

		348,462

Apparel 0.1%
5,517	True Religion Apparel, Inc.*	123,360

Apparel & Textile
3,050	Hanesbrands, Inc.*	60,695

Auto Components 0.2%
14,300	Johnson Controls, Inc.	370,084

Auto Parts & Equipment 0.1%
5,800	Keihin Corp. (Japan)	87,712
7,300	Nifco, Inc. (Japan)	133,464

		221,176

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	11

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Automobile Manufacturers 0.4%
1,300	Daimler AG (Germany)	$60,163
19,000	Fuji Heavy Industries Ltd. (Japan)	76,703
2,100	Honda Motor Co. Ltd. (Japan)	67,688
14,100	Nissan Motor Co. Ltd. (Japan)	102,667
10,500	Toyota Motor Corp. (Japan)	442,748

		749,969

Automobiles 0.2%
18,900	Harley-Davidson, Inc.	427,140

Automotive Parts 0.2%
1,000	Autoliv, Inc.	35,810
1,000	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	72,205
200	Georg Fischer AG (Switzerland)*	42,091
26,000	GKN PLC (United Kingdom)*	44,626
10,300	JTEKT Corp. (Japan)	116,579
17,500	Yokohama Rubber Co. Ltd. (The) (Japan)	93,025

		404,336

Banks 0.8%
1,325	FirstMerit Corp.	24,751
61,700	Mitsubishi UFJ Financial Group, Inc. (Japan)	369,059
7,804	Northern Trust Corp.	466,757
23,301	Standard Chartered PLC (United Kingdom)	553,099
1,245	UMB Financial Corp.	51,942
1,500	United Bankshares, Inc.	30,390

		1,495,998

Beverages 0.8%
4,740	Coca-Cola Co. (The)	236,242
10,900	Greene King PLC (United Kingdom)	76,974
6,000	Molson Coors Brewing Co. (Class B Stock)	271,260
11,186	PepsiCo, Inc.	634,805
10,728	SABMiller PLC (United Kingdom)	248,559

		1,467,840

Biotechnology 1.3%
4,887	Amgen, Inc.*	304,509
540	Bio-Rad Laboratories, Inc. (Class A Stock)*	41,818

See Notes to Financial Statements.

12	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
2,200	Celgene Corp.*	$125,312
5,314	Genzyme Corp.*	275,743
31,155	Gilead Sciences, Inc.*	1,524,414
2,460	Life Technologies Corp.*	112,004
1,805	Regeneron Pharmaceuticals, Inc.*	38,699

		2,422,499

Broadcasting 0.1%
29,793	British Sky Broadcasting Group PLC (United Kingdom)	271,732

Building Materials 0.1%
35,000	Sanwa Holdings Corp. (Japan)	126,869

Business Services 1.1%
2,060	FTI Consulting, Inc.*	112,126
4,070	ICON PLC, ADR (Ireland)*	95,645
8,567	MasterCard, Inc. (Class A Stock)	1,662,255
1,500	URS Corp.*	75,900

		1,945,926

Cable Television 0.4%
15,580	DIRECTV Group, Inc. (The)*	403,522
13,000	Rogers Communications, Inc. (Class B Stock) (Canada)	361,188

		764,710

Capital Markets
1,400	Waddell & Reed Financial, Inc. (Class A Stock)	39,718

Chemicals 3.8%
5,760	Air Products & Chemicals, Inc.	429,696
1,300	Airgas, Inc.	57,954
23,000	Asahi Kasei Corp. (Japan)	118,859
900	Ashland, Inc.	29,826
4,300	BASF SE (Germany)	215,487
10,600	Clariant AG (Switzerland)*	79,352
35,700	Denki Kagaku Kogyo Kabushiki Kaisha (Japan)	116,202
48,046	Dow Chemical Co. (The)	1,017,134
5,400	Eastman Chemical Co.	268,164
4,810	Ecolab, Inc.	199,663
20,200	Huntsman Corp.	124,028

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
4,600	Koninklijke DSM NV (Netherlands)	$164,433
10,176	Monsanto Co.	854,784
16,000	Nippon Shokubai Co. Ltd. (Japan)	131,213
9,159	Potash Corp. of Saskatchewan, Inc. (Canada)	851,879
9,800	PPG Industries, Inc.	539,000
20,520	Praxair, Inc.	1,604,254
225	Sensient Technologies Corp.	5,668
1,000	Solvay SA (Belgium)	98,017
3,640	Terra Industries, Inc.	106,142
1,500	Valspar Corp. (The)	37,980

		7,049,735

Clothing & Apparel 1.0%
2,710	Coach, Inc.	80,189
30,082	NIKE, Inc. (Class B Stock)	1,703,844

		1,784,033

Commercial Banks 1.1%
6,600	Allied Irish Banks PLC (Ireland)*	16,556
1,725	Bancorpsouth, Inc.	38,813
14,600	Bank of Ireland (Ireland)*	41,619
7,900	Bank of New York Mellon Corp. (The)	215,986
3,500	Comerica, Inc.	83,440
1,075	Cullen/Frost Bankers, Inc.	51,632
25,700	KeyCorp	148,546
30,346	PNC Financial Services Group, Inc.	1,112,484
1,375	PrivateBancorp, Inc.	34,141
1,800	Prosperity Bancshares, Inc.	60,318
21,700	Regions Financial Corp.	95,914
1,100	Societe Generale (France)	70,630
1,999	Trustmark Corp.	39,780
500	Verwaltungs und Privat Bank AG (Liechtenstein)	64,568

		2,074,427

Commercial Services 0.4%
18,300	Companhia Brasileira de Meios de Pagamento (Brazil)	174,687
5,765	GEO Group, Inc. (The)*	103,655
1,013	Healthcare Services Group, Inc.	18,913
4,210	Moody’s Corp.	99,945
6,120	Quanta Services, Inc.*	142,657

See Notes to Financial Statements.

14	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services (cont’d.)
4,005	Sotheby’s	$60,355
5,875	Waste Connections, Inc.*	165,734

		765,946

Commercial Services & Supplies 0.5%
2,385	Coinstar, Inc.*	79,253
4,285	Monster Worldwide, Inc.*	55,834
29,525	Waste Management, Inc.	829,948

		965,035

Communication Equipment 0.2%
16,816	Juniper Networks, Inc.*	439,402

Computer Hardware 2.6%
19,065	Apple, Inc.*	3,115,030
35,918	Hewlett-Packard Co.	1,555,250
9,771	Logitech International SA (Switzerland)*	164,580
1,070	Radiant Systems, Inc.*	10,764

		4,845,624

Computer Services & Software 1.1%
8,790	Cognizant Technology Solutions Corp. (Class A Stock)*	260,096
6,942	Compellent Technologies, Inc.*	110,308
2,590	Dun & Bradstreet Corp. (The)	186,454
20,180	EMC Corp.*	303,911
925	FactSet Research Systems, Inc.	52,448
1,900	Global Payments, Inc.	80,370
4,700	Hitachi Information Systems Ltd. (Japan)	142,552
3,680	Informatica Corp.*	67,675
1,705	MICROS Systems, Inc.*	46,700
6,297	Netezza Corp.*	56,925
7,500	Nuance Communications, Inc.*	99,000
9,771	SAP AG (Germany)	459,576
3,775	SRA International, Inc. (Class A Stock)*	74,367
4,400	TietoEnator Oyj (Finland)	75,381

		2,015,763

Computers 0.1%
1,300	Research In Motion Ltd. (Canada)*	98,800

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals 1.5%
22,309	International Business Machines Corp.	$2,630,900
4,400	NetApp, Inc.*	98,824
2,200	QLogic Corp.*	28,710

		2,758,434

Conglomerates 0.1%
5,600	Mitsubishi Corp. (Japan)	111,852

Construction 0.1%
700	Ciments Francais SA (France)	68,373
1,100	Granite Construction, Inc.	37,268
1,490	Holcim Ltd. (Switzerland)*	90,489
1,200	Meritage Homes Corp.*	25,680

		221,810

Consumer Finance 0.2%
13,589	American Express Co.	384,976
2,925	First Cash Financial Services, Inc.*	54,990

		439,966

Consumer Products & Services 0.6%
4,400	Avon Products, Inc.	142,472
2,420	Colgate-Palmolive Co.	175,305
59,700	Pacific Brands Ltd. (Australia)	59,417
7,462	Reckitt Benckiser Group PLC (United Kingdom)	358,491
3,540	Ritchie Bros. Auctioneers, Inc. (Canada)	84,960
2,650	Scotts Miracle-Gro Co. (The) (Class A Stock)	103,482
1,200	Snap-on, Inc.	42,756
1,400	Toro Co. (The)	48,524

		1,015,407

Consumer Services 0.1%
1,590	Apollo Group, Inc. (Class A Stock)*	109,774

Containers & Packaging 0.3%
34,700	Amcor Ltd. (Australia)	143,656
8,750	Owens-Illinois, Inc.*	296,975
1,575	Packaging Corp. of America	30,980

		471,611

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Cosmetics & Toiletries
2,500	Natura Cosmeticos SA (Brazil)	$35,616

Distribution/Wholesale 0.1%
26,800	Marubeni Corp. (Japan)	123,768
11,000	Sumitomo Corp. (Japan)	108,925
800	Watsco, Inc.	41,968

		274,661

Diversified Financial Services 4.1%
4,020	Affiliated Managers Group, Inc.*	265,401
186,646	Bank of America Corp.	2,760,494
33,200	BM&FBOVESPA SA (Brazil)	214,245
4,500	Broadpoint Gleacher Securities, Inc.*	28,035
65,108	Citigroup, Inc.	206,391
3,046	Duff & Phelps Corp. (Class A Stock)	55,224
2,150	FBR Capital Markets Corp.*	11,008
104,278	JPMorgan Chase & Co.	4,030,345
200	Macquarie Group Ltd. (Australia)	7,363

		7,578,506

Diversified Manufacturing 0.1%
19,800	IMI PLC (United Kingdom)	112,455
39,900	Tomkins PLC (United Kingdom)	117,972

		230,427

Diversified Operations 0.3%
4,954	LVMH Moet Hennessy Louis Vuitton SA (France)	446,885
5,000	Mitsui & Co. Ltd. (Japan)	62,721

		509,606

Diversified Telecommunication Services 1.5%
50,758	AT&T, Inc.	1,331,382
7,400	CenturyTel, Inc.	232,286
39,384	Verizon Communications, Inc.	1,263,045

		2,826,713

Electric 0.6%
10,530	AES Corp. (The)*	134,679
14,567	E.ON AG (Germany)	551,445
13,346	NRG Energy, Inc.*	363,145

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric (cont’d.)
500	RWE AG (Germany)	$42,295

		1,091,564

Electric Utilities 1.1%
30,900	Edison International	998,688
32,200	Enel SpA (Italy)	174,973
8,600	Exelon Corp.	437,396
7,522	Fortum Oyj (Finland)	174,217
5,700	FPL Group, Inc.	323,019

		2,108,293

Electrical Equipment 0.3%
12,070	Emerson Electric Co.	439,107
1,125	Smith (A.O.) Corp.	43,920

		483,027

Electronic Components 0.6%
2,100	Checkpoint Systems, Inc.*	36,393
4,145	DTS, Inc.*	113,863
3,700	FLIR Systems, Inc.*	79,513
6,485	GrafTech International Ltd.*	89,039
831	Samsung Electronics Co. Ltd., GDR, 144A (South Korea)*	244,929
6,141	Universal Electronics, Inc.*	129,637
4,587	Vestas Wind Systems A/S (Denmark)*	323,084

		1,016,458

Electronic Components & Equipment 0.3%
4,445	Coherent, Inc.*	87,211
3,104	Fanuc Ltd. (Japan)	254,881
9,500	Spectris PLC (United Kingdom)	88,392
8,800	Sumitomo Electric Industries Ltd. (Japan)	109,645

		540,129

Electronic Equipment & Instruments 0.4%
12,100	Alps Electric Co. Ltd. (Japan)	67,517
1,060	Itron, Inc.*	55,300
29,995	Tyco Electronics Ltd. (Switzerland)	643,993

		766,810

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy—Alternate Sources
120	First Solar, Inc.*	$18,527

Energy Equipment & Services 0.7%
10,542	Diamond Offshore Drilling, Inc.	947,410
16,800	Halliburton Co.	371,112
2,000	Patterson-UTI Energy, Inc.	27,620
900	Unit Corp.*	28,521

		1,374,663

Engineering/Construction 0.2%
36,100	Downer EDI Ltd. (Australia)	195,948
2,200	Fluor Corp.	116,160

		312,108

Entertainment & Leisure 1.0%
14,700	Aristocrat Leisure Ltd. (Australia)	52,866
5,366	Bally Technologies, Inc.*	194,303
12,015	Carnival PLC (United Kingdom)	350,029
4,770	DreamWorks Animation SKG, Inc. (Class A Stock)*	150,303
7,328	Hennes & Mauritz AB (Class B Stock) (Sweden)	435,658
3,640	International Game Technology	71,890
1,450	International Speedway Corp. (Class A Stock)	37,076
1,900	Life Time Fitness, Inc.*	48,355
596	Nintendo Co. Ltd. (Japan)	161,180
3,600	OPAP SA (Greece)	86,458
1,460	Penn National Gaming, Inc.*	46,297
13,295	Shuffle Master, Inc.*	95,724
9,600	Tabcorp Holdings Ltd. (Australia)	58,130
24,000	Thomas Cook Group PLC (United Kingdom)	86,997

		1,875,266

Environmental Services 0.1%
27,000	Centennial Coal Co. Ltd. (Australia)	67,519
1,215	Republic Services, Inc.	32,319

		99,838

Equipment Services 0.1%
5,200	Kyoei Steel Ltd. (Japan)	129,691

Exchange Traded Fund 0.1%
2,725	iShares Russell 2000 Value Index Fund	140,337

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Farming & Agriculture 0.1%
25,100	AWB Ltd. (Australia)	$27,710
116,366	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	78,678

		106,388

Financial—Bank & Trust 5.2%
4,150	Astoria Financial Corp.	40,296
7,800	Australia & New Zealand Banking Group Ltd. (Australia)	120,881
16,600	Banco Bilbao Vizcaya Argentaria SA (Spain)	272,562
23,300	Banco Santander SA (Spain)	337,407
35,000	Barclays PLC (United Kingdom)	176,742
6,600	BNP Paribas (France)	481,165
23,500	Bradford & Bingley PLC (United Kingdom)*	—
11,700	Charles Schwab Corp. (The)	209,079
138,583	China Merchants Bank Co. Ltd. (Class H Stock) (China)	325,802
5,800	Credit Agricole SA (France)	82,791
1,700	Credit Suisse Group AG (Switzerland)	80,335
3,200	Danske Bank A/S (Denmark)*	66,607
1,225	Danvers Bancorp, Inc.	15,374
7,400	Deutsche Bank AG (Germany)	478,736
3,400	Dexia NV/SA (Belgium)*	26,706
2,900	East West Bancorp, Inc.	25,636
16,967	Goldman Sachs Group, Inc. (The)	2,770,711
7,193	Julius Baer Holding AG (Switzerland)	342,604
56,088	Lloyds TSB Group PLC (United Kingdom)*	79,639
19,200	Mizuho Financial Group, Inc. (Japan)	43,625
7,000	National Australia Bank Ltd. (Australia)	142,439
14,749	National Bank of Greece SA (Greece)*	430,523
5,900	Nordea Bank AB (Sweden)	57,234
3,580	State Street Corp.	180,074
1,700	Sumitomo Mitsui Financial Group, Inc. (Japan)	72,761
14,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	76,639
6,500	Svenska Handelsbanken AB (Class A Stock) (Sweden)	158,987
2,900	Unione di Banche Italiane ScpA (Italy)	40,569
101,902	Wells Fargo & Co.	2,492,523

		9,628,447

Financial Services 3.0%
11,580	Capital One Financial Corp.	355,506
700	CME Group, Inc.	195,181
3,605	Deutsche Boerse AG (Germany)	285,683

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial Services (cont’d.)
8,800	DnB NOR ASA (Norway)*	$76,580
2,300	Eaton Vance Corp.	65,826
4,525	First Commonwealth Financial Corp.	30,182
2,558	Franklin Resources, Inc.	226,843
6,500	Hitachi Capital Corp. (Japan)	88,819
23,610	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	445,388
610,300	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	439,413
10,900	Irish Life & Permanent PLC (Ireland)	53,474
2,800	Jefferies Group, Inc.*	64,008
1,800	Muenchener Rueckversicherungs AG (Germany)	272,177
114,000	Noble Group Ltd. (Bermuda)	165,556
2,950	Raymond James Financial, Inc.	60,534
600	Student Loan Corp. (The)	26,970
42,191	U.S. Bancorp	861,118
24,355	Visa, Inc. (Class A Stock)	1,594,278
11,620	Western Union Co. (The)	203,118

		5,510,654

Food 1.0%
11,800	Dairy Crest Group PLC (United Kingdom)	64,900
2,400	Danisco AS (Denmark)	117,366
100	Delhaize Group SA (Belgium)	7,151
227,120	Golden Agri-Resources Ltd. (Mauritius)	67,071
88,500	Goodman Fielder Ltd. (Australia)	102,514
6,102	Kroger Co. (The)	130,461
34,870	Marston’s PLC (United Kingdom)	54,026
500	Metcash Ltd. (Australia)	1,790
24,601	Nestle SA (Switzerland)	1,012,447
46,600	Northern Foods PLC (United Kingdom)	47,873
2,300	Suedzucker AG (Germany)	48,320
17,300	Tate & Lyle PLC (United Kingdom)	106,275

		1,760,194

Food & Drug Retailers 0.4%
42,500	Safeway, Inc.	804,525

Food & Staples Retailing 1.0%
17,440	Costco Wholesale Corp.	863,280
18,821	Wal-Mart Stores, Inc.	938,791

		1,802,071

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products 0.1%
2,500	General Mills, Inc.	$147,275

Furniture 0.1%
4,900	Electrolux AB (Class B Stock) (Sweden)*	91,671

Hand/Machine Tools
1,348	Regal-Beloit Corp.	62,493

Healthcare Equipment & Services 0.3%
14,510	Medtronic, Inc.	513,944

Healthcare Equipment & Supplies 0.4%
5,690	Baxter International, Inc.	320,745
6,705	Cutera, Inc.*	55,987
2,825	Patterson Cos., Inc.*	71,642
950	Teleflex, Inc.	45,562
6,666	Thoratec Corp.*	167,583

		661,519

Healthcare Products 0.4%
8,360	Covidien PLC (Ireland)	316,092
4,700	Henry Schein, Inc.*	241,486
500	Synthes, Inc.	56,192
1,075	West Pharmaceutical Services, Inc.	39,238
1,075	Zoll Medical Corp.*	19,812

		672,820

Healthcare Providers & Services 0.8%
2,590	Amedisys, Inc.*	115,799
15,300	Cardinal Health, Inc.	509,490
7,680	Express Scripts, Inc.*	537,907
3,605	Lincare Holdings, Inc.*	94,379
6,246	UnitedHealth Group, Inc.	175,263

		1,432,838

Healthcare Services 0.4%
4,476	Aetna, Inc.	120,718
1,900	AMERIGROUP Corp.*	46,892
4,500	Astellas Pharma, Inc. (Japan)	171,677
3,580	Centene Corp.*	69,130
1,100	Covance, Inc.*	60,665

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Services (cont’d.)
2,525	Genoptix, Inc.*	$79,058
2,300	Healthways, Inc.*	33,902
2,080	MEDNAX, Inc.*	96,408
1,736	Psychiatric Solutions, Inc.*	46,907

		725,357

Hotels, Restaurants & Leisure 3.0%
7,661	Carnival Corp. (Panama)	214,432
55,485	McDonald’s Corp.	3,055,004
15,824	Wynn Resorts Ltd.*	809,714
41,920	Yum! Brands, Inc.	1,486,483

		5,565,633

Household Durables 0.2%
7,400	Alpine Electronics, Inc. (Japan)	74,528
7,700	Fortune Brands, Inc.	304,689

		379,217

Household Products 0.3%
10,000	Kimberly-Clark Corp.	584,500

Independent Power Producers & Energy Traders 0.1%
13,700	Drax Group PLC (United Kingdom)	91,598

Industrial Conglomerates
352	CITIC Pacific Ltd. (Hong Kong)	1,004
625	Walter Energy, Inc.	30,850

		31,854

Industrial Products 0.1%
1,700	Harsco Corp.	46,767
21,200	Kurabo Industries Ltd. (Japan)	43,912
1,070	Precision Castparts Corp.	85,397

		176,076

Insurance 3.4%
900	Gallagher, ( Arthur J.) & Co.	20,610
6,042	ACE Ltd. (Switzerland)	296,420
11,800	Aegon NV (Netherlands)	86,750
35,200	Allstate Corp. (The)	947,232

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
1,700	Aspen Insurance Holdings Ltd. (Bermuda)	$42,279
10,500	Aviva PLC (United Kingdom)	61,521
2,100	Baloise Holding AG (Switzerland)	167,426
45,100	Beazley PLC (United Kingdom)	77,032
25,300	Brit Insurance Holdings PLC (United Kingdom)	88,223
38,122	China Life Insurance Co. Ltd. (Class H Stock) (China)	168,965
1,975	Delphi Financial Group, Inc. (Class A Stock)	47,064
14,400	Genworth Financial, Inc. (Class A Stock)	99,360
1,500	Hanover Insurance Group, Inc. (The)	58,965
2,862	HCC Insurance Holdings, Inc.	71,836
6,600	ING Groep NV, ADR (Netherlands)	84,644
1,750	IPC Holdings Ltd. (Bermuda)	50,645
56,600	Legal & General Group PLC (United Kingdom)	60,936
8,341	Lincoln National Corp.	176,746
12,000	Marsh & McLennan Cos., Inc.	245,040
36,681	MetLife, Inc.	1,245,320
49,800	Old Mutual PLC (United Kingdom)	79,711
2,900	Protective Life Corp.	43,355
1,600	Reinsurance Group of America, Inc.	66,400
1,600	State Auto Financial Corp.	27,664
2,200	Swiss Reinsurance Co. (Switzerland)	84,406
29,606	Travelers Cos., Inc. (The)	1,275,130
1,500	United Fire & Casualty Co.	25,215
7,000	Unum Group	131,390
16,300	XL Capital Ltd. (Class A Stock) (Cayman Islands)	229,504
1,200	Zurich Financial Services AG (Switzerland)	235,812

		6,295,601

Internet Services 2.3%
1,300	Digital River, Inc.*	45,955
5,707	Google, Inc. (Class A Stock)*	2,528,486
62,017	Intel Corp.	1,193,827
1,510	NetFlix, Inc.*	66,350
1,410	Priceline.com, Inc.*	182,764
13,764	TIBCO Software, Inc.*	120,160

		4,137,542

Internet Software & Services 0.8%
4,501	Amazon.com, Inc.*	386,006
530	Baidu.com, Inc., ADR (Cayman Islands)*	184,514

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
11,100	eBay, Inc.*	$235,875
28,004	Oracle Corp.	619,728
2,940	VeriSign, Inc.*	60,094

		1,486,217

Investment Firms 0.3%
19,795	Morgan Stanley	564,157

IT Services 0.1%
700	CACI International, Inc. (Class A Stock)*	32,340
66,400	Logica PLC (United Kingdom)	112,305

		144,645

Life Science Tools & Services 0.3%
11,731	Thermo Fisher Scientific, Inc.*	531,180

Machinery 0.5%
2,375	Actuant Corp. (Class A Stock)	30,495
3,475	Bucyrus International, Inc.	102,443
7,200	Cummins, Inc.	309,672
925	General Cable Corp.*	35,862
1,050	Kaydon Corp.	34,303
1,150	Lincoln Electric Holdings, Inc.	48,737
425	Nordson Corp.	19,083
9,000	PACCAR, Inc.	311,850
300	Rieter Holding AG (Switzerland)*	56,089
1,450	Robbins & Myers, Inc.	30,349
750	Rofin-Sinar Technologies, Inc.*	16,283

		995,166

Machinery & Equipment 0.6%
11,175	BHP Billiton Ltd. (Australia)	353,755
5,877	BHP Billiton Ltd., ADR (Australia)	370,016
3,779	Deere & Co.	165,293
4,000	Hexcel Corp.*	40,840
7,000	Kyowa Exeo Corp. (Japan)	68,502
750	Lindsay Corp.	26,602

		1,025,008

Machinery—Construction & Mining 0.2%
22,749	Komatsu Ltd. (Japan)	372,398

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Manufacturing 0.2%
5,880	Danaher Corp.	$360,091

Media 0.8%
36,200	CBS Corp. (Class B Stock)	296,478
8,358	Comcast Corp. (Class A Stock)	124,200
5,820	Discovery Communications, Inc. (Class A Stock)*	142,590
1,900	Lagardere SCA (France)	70,965
4,097	Pearson PLC (United Kingdom)	47,462
16,700	Time Warner, Inc.	445,222
10,670	Walt Disney Co. (The)	268,030
850	Wiley, (John) & Sons, Inc. (Class A Stock)	27,106

		1,422,053

Medical Supplies & Equipment 0.6%
19,093	Boston Scientific Corp.*	205,059
4,900	Fresenius Medical Care AG & Co. KGaA (Germany)	225,022
1,850	Quality Systems, Inc.	101,547
22,300	Smith & Nephew PLC (United Kingdom)	177,129
8,960	St. Jude Medical, Inc.*	337,882
2,530	Vital Images, Inc.*	33,750

		1,080,389

Metals & Mining 1.4%
11,700	Alcoa, Inc.	137,592
17,000	BHP Billiton PLC, ADR (United Kingdom)	899,300
23,600	BlueScope Steel Ltd. (Australia)	66,517
4,925	Cliffs Natural Resources, Inc.	134,896
6,602	Freeport-McMoRan Copper & Gold, Inc.	398,100
2,770	Northwest Pipe Co.*	96,341
12,106	Nucor Corp.	538,354
37,997	OZ Minerals Ltd. (Australia)	35,592
3,300	Rautaruukki Oyj (Finland)	71,399
1,125	Steel Dynamics, Inc.	18,405
5,300	ThyssenKrupp AG (Germany)	163,167
2,200	Timken Co.	44,836

		2,604,499

Miscellaneous Manufacturers 0.6%
11,620	3M Co.	819,442
9,875	Tyco International Ltd. (Switzerland)	298,423

		1,117,865

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Miscellaneous Manufacturing 0.1%
9,900	AGFA-Gevaert NV (Belgium)*	$30,620
2,100	Illinois Tool Works, Inc.	85,155

		115,775

Multi-Line Insurance 0.2%
17,600	AXA SA (France)	372,013

Multi-Line Retail 0.2%
9,800	JC Penney Co., Inc.	295,470

Multi-Utilities 0.4%
7,000	Dominion Resources, Inc.	236,600
12,763	Public Service Enterprise Group, Inc.	414,159
3,300	Wisconsin Energy Corp.	141,801

		792,560

Networking/Telecom Equipment
3,380	Corning, Inc.	57,460

Office Electronics 0.3%
77,900	Xerox Corp.	638,001

Office Equipment 0.1%
8,600	Oce N.V. (Netherlands)	42,399
6,000	Ricoh Co. Ltd. (Japan)	78,753

		121,152

Oil & Gas 0.8%
21,300	Centrica PLC (United Kingdom)	78,366
9,542	Hess Corp.	526,718
3,150	Key Energy Services, Inc.*	21,861
1,100	Oil States International, Inc.*	29,832
5,300	StatoilHydro ASA (Norway)	113,273
11,541	Total SA, ADR (France)	642,257
5,310	Weatherford International Ltd. (Switzerland)*	99,616

		1,511,923

Oil, Gas & Consumable Fuels 8.9%
2,773	Air Liquide SA (France)	289,548
17,392	Anadarko Petroleum Corp.	838,294
11,987	Apache Corp.	1,006,309

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
1,425	Arena Resources, Inc.*	$46,498
58,800	BP PLC (United Kingdom)	488,363
2,600	Cabot Oil & Gas Corp.	91,338
4,940	Canadian Natural Resources Ltd. (Canada)	296,973
21,891	Chevron Corp.	1,520,768
1,475	Concho Resources, Inc.*	45,283
23,200	ConocoPhillips	1,014,072
600	Core Laboratories NV (Netherlands)	51,546
16,200	Cosmo Oil Co. Ltd. (Japan)	48,450
10,000	ENI SpA (Italy)	232,750
1,914	EOG Resources, Inc.	141,694
8,742	Exxon Mobil Corp.	615,349
2,359	Headwaters, Inc.*	7,242
2,425	Lufkin Industries, Inc.	110,095
24,500	Marathon Oil Corp.	790,125
29,500	Nippon Oil Corp. (Japan)	156,502
920	Noble Energy, Inc.	56,230
10,000	Norsk Hydro ASA (Norway)*	58,733
8,979	Occidental Petroleum Corp.	640,562
1,300	ONEOK, Inc.	43,030
44,285	Petroleo Brasileiro SA, ADR (Brazil)	1,826,313
8,600	Repsol YPF SA (Spain)	199,675
19,300	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	501,006
12,200	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	640,866
4,473	Schlumberger Ltd. (Netherlands)	239,306
4,100	Southwestern Energy Co.*	169,863
1,900	St. Mary Land & Exploration Co.	45,353
2,000	Swift Energy Co.*	39,400
2,000	Total SA (France)	110,916
29,927	Transocean Ltd. (Switzerland)*	2,384,883
31,800	Valero Energy Corp.	572,400
1,500	WGL Holdings, Inc.	49,680
25,461	XTO Energy, Inc.	1,024,296

		16,393,711

Paper & Forest Products
42,200	DS Smith PLC (United Kingdom)	52,870

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 5.9%
26,755	Abbott Laboratories	$1,203,707
5,880	Allergan, Inc.	314,168
9,495	American Medical Systems Holdings, Inc.*	145,179
7,200	AstraZeneca PLC (United Kingdom)	337,124
4,805	BioMarin Pharmaceutical, Inc.*	78,850
26,573	Bristol-Myers Squibb Co.	577,697
2,350	Cubist Pharmaceuticals, Inc.*	46,695
26,700	Eli Lilly & Co.	931,563
7,000	GlaxoSmithKline PLC (United Kingdom)	134,355
5,500	H. Lundbeck A/S (Denmark)	106,585
2,360	Herbalife Ltd. (Cayman Islands)	81,208
15,950	Johnson & Johnson	971,195
3,190	Mead Johnson Nutrition Co. (Class A Stock)	116,148
7,130	Medco Health Solutions, Inc.*	376,892
20,247	Merck & Co., Inc.	607,612
13,067	Novartis AG (Switzerland)	598,418
7,400	Novo Nordisk A/S (Class B Stock) (Denmark)	435,527
1,640	Onyx Pharmaceuticals, Inc.*	58,909
1,965	Perrigo Co.	53,330
91,132	Pfizer, Inc.	1,451,733
2,800	Pharmaceutical Product Development, Inc.	58,156
2,173	Roche Holding AG (Switzerland)	342,629
5,600	Sanofi-Aventis SA (France)	366,836
11,030	Schering-Plough Corp.	292,405
6,000	Takeda Pharmaceutical Co. Ltd. (Japan)	242,853
18,496	Teva Pharmaceutical Industries Ltd., ADR (Israel)	986,577

		10,916,351

Professional Services
1,375	Watson Wyatt Worldwide, Inc. (Class A Stock)	51,343

Real Estate
600	Jones Lang LaSalle, Inc.	22,776

Real Estate Investment Trusts 0.9%
42,600	Annaly Capital Management, Inc.	717,810
3,974	AvalonBay Communities, Inc.	231,287
3,974	Boston Properties, Inc.	210,225
12,425	Chimera Investment Corp.	44,481
3,410	Equity Residential	81,840
8,125	MFA Mortgage Investments, Inc.	60,125

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
2,803	Redwood Trust, Inc.	$45,549
3,820	Simon Property Group, Inc.	212,850

		1,604,167

Restaurants 0.1%
6,565	BJ’s Restaurants, Inc.*	105,565
1,750	Brinker International, Inc.	29,120
2,971	Wendy’s/Arby’s Group, Inc. (Class A Stock)	13,607

		148,292

Retail 0.3%
4,200	Aoyama Trading Co. Ltd. (Japan)	71,017
6,527	Genesco, Inc.*	141,766
74,200	Kingfisher PLC (United Kingdom)	263,699

		476,482

Retail & Merchandising 3.6%
1,025	Abercrombie & Fitch Co. (Class A Stock)	29,305
2,290	Bed Bath & Beyond, Inc.*	79,577
13,133	Best Buy Co., Inc.	490,780
7,284	Cash America International, Inc.	194,701
4,400	Circle K Sunkus Co. Ltd. (Japan)	69,517
70,456	CVS Caremark Corp.	2,358,867
46,363	Lowe’s Cos., Inc.	1,041,313
6,440	Nordstrom, Inc.	170,274
2,700	Rallye SA (France)	79,275
1,000	School Specialty, Inc.*	22,370
2,300	Sonic Corp.*	25,369
25,197	Staples, Inc.	529,641
11,543	Target Corp.	503,506
14,980	TJX Cos., Inc.	542,725
6,000	UNY Co. Ltd. (Japan)	48,951
101,800	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	346,963

		6,533,134

Road & Rail 0.4%
9,067	Burlington Northern Santa Fe Corp.	712,576

Semiconductor Components 0.1%
90,000	ARM Holdings PLC (United Kingdom)	189,805

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors 0.9%
2,100	Analog Devices, Inc.	$57,477
1,920	Broadcom Corp. (Class A Stock)*	54,202
2,545	FormFactor, Inc.*	58,662
12,160	Marvell Technology Group Ltd. (Bermuda)*	162,214
2,400	MEMC Electronic Materials, Inc.*	42,288
3,650	Microsemi Corp.*	49,823
16,185	ON Semiconductor Corp.*	118,151
3,135	OYO Geospace Corp.*	74,864
4,570	Rovi Corp.*	119,551
4,990	Silicon Laboratories, Inc.*	213,722
36,340	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	380,484
15,550	Teradyne, Inc.*	122,534
6,435	Varian Semiconductor Equipment Associates, Inc.*	206,177

		1,660,149

Semiconductors & Semiconductor Equipment 0.1%
3,086	Advanced Energy Industries, Inc.*	37,125
3,100	Texas Instruments, Inc.	74,555

		111,680

Software 1.9%
11,420	Adobe Systems, Inc.*	370,236
3,270	ANSYS, Inc.*	102,220
3,600	BMC Software, Inc.*	122,508
26,805	CA, Inc.	566,658
6,778	Eclipsys Corp.*	123,359
9,290	Electronic Arts, Inc.*	199,456
10,970	Intuit, Inc.*	325,809
2,854	MedAssets, Inc.*	53,313
60,640	Microsoft Corp.	1,426,253
12,660	Novell, Inc.*	57,983
4,095	Omniture, Inc.*	56,020
2,350	Sybase, Inc.*	84,130
2,525	Tyler Technologies, Inc.*	38,885

		3,526,830

Specialty Retail 0.7%
2,755	Aaron’s, Inc.	75,680
3,490	Advance Auto Parts, Inc.	161,343
21,000	Gap, Inc. (The)	342,720

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
20,830	Home Depot, Inc. (The)	$540,330
10,300	Limited Brands, Inc.	133,282

		1,253,355

Steel Producers/Products
2,400	Voestalpine AG (Austria)	66,601

Telecommunication Services 0.1%
1,875	Nice Systems Ltd., ADR (Israel)*	51,338
3,400	Syniverse Holdings, Inc.*	59,602

		110,940

Telecommunications 3.7%
9,050	Amdocs Ltd. (Guernsey)*	216,476
8,020	America Movil SAB de CV (Class L Stock), ADR (Mexico)	344,940
5,500	Arris Group, Inc.*	66,990
68,800	BT Group PLC (United Kingdom)	145,555
11,512	China Mobile Ltd. (Hong Kong)	120,912
41,587	Cisco Systems, Inc.*	915,330
5,660	EMS Technologies, Inc.*	124,520
6,900	France Telecom SA (France)	172,203
30	KDDI Corp. (Japan)	159,155
35	LogMein, Inc.*	683
95,490	MobileOne Ltd. (Singapore)	111,471
4,000	Nippon Telegraph & Telephone Corp. (Japan)	165,284
21,863	Nokia Oyj (Finland)	291,045
80	NTT DoCoMo, Inc. (Japan)	115,995
14,300	Portugal Telecom SGPS SA (Portugal)	144,873
34,090	QUALCOMM, Inc.	1,575,299
1,500	SBA Communications Corp. (Class A Stock)*	39,135
700	Swisscom AG (Switzerland)	229,752
121,500	Telecom Italia SpA (Italy)	190,144
19,308	Telefonaktiebolaget LM Ericsson, ADR (Sweden)	187,674
22,900	Telefonica SA (Spain)	569,717
31,500	Turkcell Iletisim Hizmet AS (Turkey)	200,228
5,000	Vivendi (France)	128,455
93,700	Vodafone Group PLC (United Kingdom)	192,052
20,040	Vodafone Group PLC, ADR (United Kingdom)	412,423

		6,820,311

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.2%
11,000	Jones Apparel Group, Inc.	$151,360
4,050	Phillips-Van Heusen Corp.	143,289

		294,649

Thrifts & Mortgage Finance
2,325	Washington Federal, Inc.	32,387

Tobacco 0.8%
28,000	Altria Group, Inc.	490,840
10,024	British American Tobacco PLC (United Kingdom)	311,115
13,580	Philip Morris International, Inc.	632,828

		1,434,783

Transportation 2.0%
6,800	Canadian National Railway Co. (Canada)	330,705
2,180	Expeditors International of Washington, Inc.	73,967
2,335	Genco Shipping & Trading Ltd. (Marshall Island)	55,830
3,745	Landstar System, Inc.	137,366
18,575	Norfolk Southern Corp.	803,369
19,908	Orient Overseas International Ltd. (Bermuda)	111,484
15,000	Seino Holding Co. Ltd. (Japan)	117,464
34,234	Union Pacific Corp.	1,969,140

		3,599,325

Utilities 0.5%
5,372	American Electric Power Co., Inc.	166,317
2,600	Endesa SA (Spain)	69,075
5,739	FirstEnergy Corp.	236,447
3,974	Peabody Energy Corp.	131,579
6,413	PG&E Corp.	258,893

		862,311

Wireless Telecommunication Services 0.1%
5,480	American Tower Corp. (Class A Stock)*	186,813

	TOTAL COMMON STOCKS (cost $167,017,624)	177,282,341

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

PREFERRED STOCK 0.1%

Financial—Bank & Trust 0.1%
7,325	Wells Fargo & Co., Series J, 8.00%, CVT (cost $139,923)	$175,434

RIGHTS

Financial Services
5,600	Fortis, expiring 03/09/14 (Belgium) (cost $0)*	—

	TOTAL LONG-TERM INVESTMENTS (cost $167,157,547)	177,457,775

SHORT-TERM INVESTMENT 2.8%

AFFILIATED MONEY MARKET MUTUAL FUND
5,213,118	Dryden Core Investment Fund—Taxable Money Market Series (cost $5,213,118)(a)	5,213,118

	TOTAL INVESTMENTS(b) 99.5% (cost $172,370,665; Note 5)	182,670,893
	Other assets in excess of liabilities(c) 0.5%	899,276

	NET ASSETS 100%	$183,570,169

The following abbreviations are used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

GDR—Global Depositary Receipt

MXN—Mexican Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(b)	As of July 31, 2009, two securities representing $0 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

(c)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at July 31, 2009:

Purchase Contract	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Mexican Peso,
Expiring 11/30/09	State Street Bank	MXN	1,330	$97,848	$98,979	$1,131

Sale Contract	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Mexican Peso,
Expiring 11/30/09	State Street Bank	MXN	7,806	$578,201	$580,925	$(2,724)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$177,282,341	$—	$—
Preferred Stock	175,434	—	—
Affiliated Money Market Mutual Fund	5,213,118	—	—

	$182,670,893	$—	$—
Other Financial Instruments*	—	(1,593)	—

Total	$182,670,893	$(1,593)	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2009 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 7/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(25,848)
Net purchases (sales)	—
Transfers in and/or out of Level 3	25,848

Balance as of 7/31/09	$—

As of July 31, 2008 the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments and at July 31, 2009, the Fund had two Level 3 securities with a fair value of $0.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	5.9
Financial—Bank & Trust	5.3
Diversified Financial Services	4.1
Chemicals	3.8
Telecommunications	3.7
Retail & Merchandising	3.6
Insurance	3.4
Hotels, Restaurants & Leisure	3.0
Financial Services	3.0
Affiliated Money Market Mutual Fund	2.8
Aerospace & Defense	2.8
Computer Hardware	2.6
Internet Services	2.3
Transportation	2.0
Software	1.9
Diversified Telecommunication Services	1.5
Computers & Peripherals	1.5
Metals & Mining	1.4
Biotechnology	1.3
Electric Utilities	1.1
Commercial Banks	1.1
Computer Services & Software	1.1
Business Services	1.1

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Industry (cont’d.)
Entertainment & Leisure	1.0%
Food & Staples Retailing	1.0
Clothing & Apparel	1.0
Food	1.0
Semiconductors	0.9
Real Estate Investment Trusts	0.9
Oil & Gas	0.8
Banks	0.8
Internet Software & Services	0.8
Beverages	0.8
Tobacco	0.8
Healthcare Providers & Services	0.8
Media	0.8
Energy Equipment & Services	0.7
Specialty Retail	0.7
Miscellaneous Manufacturers	0.6
Electric	0.6
Medical Supplies & Equipment	0.6
Machinery & Equipment	0.6
Electronic Components	0.6
Consumer Products & Services	0.6
Machinery	0.5
Commercial Services & Supplies	0.5
Utilities	0.5
Food & Drug Retailers	0.4
Multi-Utilities	0.4
Electronic Equipment & Instruments	0.4
Commercial Services	0.4
Cable Television	0.4
Automobile Manufacturers	0.4
Healthcare Services	0.4
Road & Rail	0.4
Healthcare Products	0.4
Healthcare Equipment & Supplies	0.4
Office Electronics	0.3
Household Products	0.3
Investment Firms	0.3
Electronic Components & Equipment	0.3
Life Science Tools & Services	0.3
Healthcare Equipment & Services	0.3
Diversified Operations	0.3
Electrical Equipment	0.3
Retail	0.3
Containers & Packaging	0.3
Air Freight & Couriers	0.2
Consumer Finance	0.2
Communication Equipment	0.2

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2009 continued

Industry (cont’d.)
Automobiles	0.2%
Automotive Parts	0.2
Household Durables	0.2
Machinery—Construction & Mining	0.2
Multi-Line Insurance	0.2
Auto Components	0.2
Manufacturing	0.2
Airlines	0.2
Engineering/Construction	0.2
Multi-Line Retail	0.2
Textiles, Apparel & Luxury Goods	0.2
Distribution/Wholesale	0.1
Broadcasting	0.1
Diversified Manufacturing	0.1
Construction	0.1
Auto Parts & Equipment	0.1
Semiconductor Components	0.1
Wireless Telecommunication Services	0.1
Industrial Products	0.1
Restaurants	0.1
Food Products	0.1
IT Services	0.1
Exchange Traded Fund	0.1
Equipment Services	0.1
Building Materials	0.1
Apparel	0.1
Office Equipment	0.1
Miscellaneous Manufacturing	0.1
Conglomerates	0.1
Semiconductors & Semiconductor Equipment	0.1
Telecommunication Services	0.1
Consumer Services	0.1
Farming & Agriculture	0.1
Environmental Services	0.1
Computers	0.1
Furniture	0.1
Independent Power Producers & Energy Traders	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

38	Visit our website at www.prudential.com

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,131	Unrealized depreciation on foreign currency exchange contracts	$2,724

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$—	$540,380	$540,380
Equity contracts	(849)	1,910	(58,463)	—	(57,402)

Total	$(849)	$1,910	$(58,463)	$540,380	$482,978

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$40,212	$40,212
Equity contracts	(1,323)	13,928	—	12,605

Total	$(1,323)	$13,928	$40,212	$52,817

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	39

Statement of Assets and Liabilities

July 31, 2009

Assets
Investments at value:
Unaffiliated investments (cost $167,157,547)	$177,457,775
Affiliated investments (cost $5,213,118)	5,213,118
Cash	193,725
Foreign currency, at value (cost $374,840)	389,929
Receivable for investments sold	3,000,127
Dividends and interest receivable	320,759
Tax reclaim receivable	297,599
Receivable for Fund shares sold	122,714
Unrealized appreciation on foreign currency exchange contracts	1,131

Total assets	186,996,877

Liabilities
Payable for investments purchased	2,410,315
Payable for Fund shares reacquired	439,412
Accrued expenses and other liabilities	317,453
Management fee payable	110,645
Distribution fee payable	87,627
Affiliated transfer agent fee payable	50,883
Deferred trustees’ fees	7,649
Unrealized depreciation on foreign currency exchange contracts	2,724

Total liabilities	3,426,708

Net Assets	$183,570,169

Net assets were comprised of:
Shares of beneficial interest, at par	$21,697
Paid-in capital, in excess of par	251,829,414

251,851,111
Undistributed net investment income	591,166
Accumulated net realized loss on investment and foreign currency transactions	(79,215,320)
Net unrealized appreciation on investments and foreign currencies	10,343,212

Net assets, July 31, 2009	$183,570,169

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($95,404,637 / 10,876,917 shares of common stock issued and outstanding)	$8.77
Maximum sales charge (5.5% of offering price)	0.51

Maximum offering price to public	$9.28

Class B:
Net asset value, offering price and redemption price per share, ($33,691,161 / 4,145,445 shares of common stock issued and outstanding)	$8.13

Class C:
Net asset value, offering price and redemption price per share, ($48,648,535 / 5,982,381 shares of common stock issued and outstanding)	$8.13

Class M:
Net asset value, offering price and redemption price per share, ($2,153,945 / 264,334 shares of common stock issued and outstanding)	$8.15

Class R:
Net asset value, offering price and redemption price per share, ($225,425 / 25,877 shares of common stock issued and outstanding)	$8.71

Class X:
Net asset value, offering price and redemption price per share, ($1,705,351 / 208,795 shares of common stock issued and outstanding)	$8.17

Class Z:
Net asset value, offering price and redemption price per share, ($1,741,115 / 193,632 shares of common stock issued and outstanding)	$8.99

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	41

Statement of Operations

Year Ended July 31, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $115,290)	$4,694,429
Affiliated dividend income	168,057
Unaffiliated interest income	2,691

Total income	4,865,177

Expenses
Management fee	1,390,872
Distribution fee—Class A	223,081
Distribution fee—Class B	371,405
Distribution fee—Class C	510,398
Distribution fee—Class M	27,727
Distribution fee—Class R	1,015
Distribution fee—Class X	16,229
Transfer agent’s fees and expenses (including affiliated expense of $307,000)	490,000
Custodian’s fees and expenses	305,000
Reports to shareholders	120,000
Audit fee	42,000
Registration fees	32,000
Trustees’ fees	20,000
Legal fee	19,000
Insurance expense	5,000
Miscellaneous	40,376

Total expenses	3,614,103

Net investment income	1,251,074

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	(67,282,408)
Foreign currency transactions	458,347
Futures	(58,463)

(66,882,524)

Net change in unrealized appreciation (depreciation) on:
Investments	1,361,300
Foreign currencies	34,701
Futures	13,928

1,409,929

Net loss on investments	(65,472,595)

Net Decrease In Net Assets Resulting From Operations	$(64,221,521)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,251,074	$1,944,661
Net realized loss on investments and foreign currency transactions	(66,882,524)	(4,867,283)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,409,929	(42,871,167)

Net decrease in net assets resulting from operations	(64,221,521)	(45,793,789)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,210,107)	(700,945)
Class B	(247,862)	—
Class C	(350,085)	—
Class M	(19,223)	—
Class R	(2,216)	(841)
Class X	(15,162)	—
Class Z	(53,192)	(64,600)

	(1,897,847)	(766,386)

Distributions from net realized gains:
Class A	(25,481)	(12,326,417)
Class B	(11,327)	(7,641,952)
Class C	(15,998)	(9,720,578)
Class M	(878)	(820,147)
Class R	(57)	(29,312)
Class X	(693)	(456,100)
Class Z	(949)	(759,788)

	(55,383)	(31,754,294)

Capital Contributions
Class X	1,496	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	18,184,259	33,777,034
Net asset value of shares issued in reinvestment of dividends and distributions	1,858,212	30,556,140
Cost of shares reacquired	(44,385,516)	(78,206,228)

Net decrease in net assets resulting from Fund share transactions	(24,343,045)	(13,873,054)

Total decrease	(90,516,300)	(92,187,523)

Net Assets
Beginning of year	274,086,469	366,273,992

End of year(a)	$183,570,169	$274,086,469

(a) Includes undistributed net income of:	$591,166	$781,150

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	43

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund and Target Growth Allocation Fund (the “Fund”). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following lists the Subadvisers and their respective segment during the year ended July 31, 2009.

Fund Segment	Subadviser
Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company*

Large-cap value stocks	Eaton Vance Management** Hotchkis and Wiley Capital Management LLC NFJ Investment Group L.P.

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Small/Mid-cap growth stocks	Eagle Asset Management, Inc.

Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

*	Effective December 15, 2008, Massachusetts Financial Services Company replaced Goldman Sachs Asset Management L.P.
**	Effective December 15, 2008, Eaton Vance Management replaced J.P. Morgan Investment Management Inc.

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

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Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Notes to Financial Statements

continued

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

46	Visit our website at www.prudential.com

factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currencies. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

continued

transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward currency contracts and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures, and guarantees the futures and options contracts against default.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, ..75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2009.

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

continued

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received approximately $129,100 in front-end sales charges resulting from sales of Class A during the year ended July 31, 2009. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2009, it has received approximately $71,700, $7,100, $5,000 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2009, the Fund incurred approximately $119,000 in total networking fees, of which $79,300 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2009, aggregated $243,623,639 and $258,045,672, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended July 31, 2009, the adjustments were to increase undistributed net investment income and increase accumulated realized loss on investments and foreign currency transactions by $456,789 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, reclassification of distributions and other book to tax differences. Net investment income, net realized loss and net assets were not affected by these changes.

For the year ended July 31, 2009 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,911,781 of ordinary income and $41,449 of long-term capital gains. The respective amounts for the year ended July 31, 2008 were $10,035,506 of ordinary income and $22,485,174 of long-term capital gains.

As of July 31, 2009, the accumulated undistributed earnings on a tax basis was $789,314 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation
$187,016,469	$24,776,026	$(29,121,602)	$(4,345,576)	$44,577	$(4,300,999)

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

continued

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

As of July 31, 2009, the capital loss carryforward for tax purposes was approximately $17,015,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

In addition, the Fund has elected to treat net foreign currency losses and net capital losses of approximately $192,000 and $47,555,000, respectively, incurred between November 1, 2008 and July 31, 2009 as being incurred during the fiscal year ending July 31, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally closed to new purchases. Class M shares automatically convert to Class A shares

52	Visit our website at www.prudential.com

approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2009 Prudential owned 218 Class R shares of the Fund.

Class A	Shares	Amount
Year ended July 31, 2009:
Shares sold	1,205,253	$9,775,548
Shares issued in reinvestment of dividends and distributions	157,950	1,197,260
Shares reacquired	(2,313,637)	(19,372,920)

Net increase (decrease) in shares outstanding before conversion	(950,434)	(8,400,112)
Shares issued upon conversion from Class B, Class M, and Class X	1,013,273	8,488,301

Net increase (decrease) in shares outstanding	62,839	$88,189

Year ended July 31, 2008:
Shares sold	1,105,992	$14,489,729
Shares issued in reinvestment of dividends and distributions	953,821	12,590,443
Shares reacquired	(2,181,622)	(28,410,675)

Net increase (decrease) in shares outstanding before conversion	(121,809)	(1,330,503)
Shares issued upon conversion from Class B, Class M, and Class X	1,457,955	19,252,304

Net increase (decrease) in shares outstanding	1,336,146	$17,921,801

Class B
Year ended July 31, 2009:
Shares sold	421,596	$3,151,370
Shares issued in reinvestment of dividends and distributions	34,821	245,836
Shares reacquired	(853,786)	(6,659,997)

Net increase (decrease) in shares outstanding before conversion	(397,369)	(3,262,791)
Shares reacquired upon conversion into Class A	(961,569)	(7,478,413)

Net increase (decrease) in shares outstanding	(1,358,938)	$(10,741,204)

Year ended July 31, 2008:
Shares sold	467,814	$5,767,594
Shares issued in reinvestment of dividends and distributions	591,337	7,267,519
Shares reacquired	(1,003,869)	(12,198,850)

Net increase (decrease) in shares outstanding before conversion	55,282	836,263
Shares reacquired upon conversion into Class A	(1,354,759)	(16,669,325)

Net increase (decrease) in shares outstanding	(1,299,477)	$(15,833,062)

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2009:
Shares sold	542,482	$4,191,560
Shares issued in reinvestment of dividends and distributions	46,891	331,053
Shares reacquired	(1,792,617)	(13,810,967)

Net increase (decrease) in shares outstanding	(1,203,244)	$(9,288,354)

Year ended July 31, 2008:
Shares sold	789,792	$9,878,220
Shares issued in reinvestment of dividends and distributions	707,551	8,695,678
Shares reacquired	(2,351,441)	(28,475,126)

Net increase (decrease) in shares outstanding	(854,098)	$(9,901,228)

Class M
Year ended July 31, 2009:
Shares sold	12,180	$88,465
Shares issued in reinvestment of dividends and distributions	2,809	19,885
Shares reacquired	(104,963)	(829,311)

Net increase (decrease) in shares outstanding before conversion	(89,974)	(720,961)
Shares reacquired upon conversion into Class A	(86,061)	(641,138)

Net increase (decrease) in shares outstanding	(176,035)	$(1,362,099)

Year ended July 31, 2008:
Shares sold	56,883	$714,473
Shares issued in reinvestment of dividends and distributions	64,944	800,109
Shares reacquired	(264,274)	(3,285,302)

Net increase (decrease) in shares outstanding before conversion	(142,447)	(1,770,720)
Shares reacquired upon conversion into Class A	(209,064)	(2,549,474)

Net increase (decrease) in shares outstanding	(351,511)	$(4,320,194)

Class R
Year ended July 31, 2009:
Shares sold	8,453	$69,337
Shares issued in reinvestment of dividends and distributions	301	2,272
Shares reacquired	(11,161)	(100,356)

Net increase (decrease) in shares outstanding	(2,407)	$(28,747)

Year ended July 31, 2008:
Shares sold	8,629	$108,044
Shares issued in reinvestment of dividends and distributions	2,277	29,872
Shares reacquired	(5,535)	(72,823)

Net increase (decrease) in shares outstanding	5,371	$65,093

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Class X	Shares	Amount
Year ended July 31, 2009:
Shares sold	48,722	$433,296
Shares issued in reinvestment of dividends and distributions	2,240	15,838
Shares reacquired	(148,697)	(1,177,760)

Net increase (decrease) in shares outstanding before conversion	(97,735)	(728,626)
Shares reacquired upon conversion into Class A	(45,605)	(368,750)

Net increase (decrease) in shares outstanding	(143,340)	$(1,097,376)

Year ended July 31, 2008:
Shares sold	114,969	$1,438,388
Shares issued in reinvestment of dividends and distributions	37,025	455,406
Shares reacquired	(134,619)	(1,625,903)

Net increase (decrease) in shares outstanding before conversion	17,375	267,891
Shares reacquired upon conversion into Class A	(2,422)	(33,505)

Net increase (decrease) in shares outstanding	14,953	$234,386

Class Z
Year ended July 31, 2009:
Shares sold	54,771	$474,683
Shares issued in reinvestment of dividends and distributions	5,937	46,068
Shares reacquired	(310,290)	(2,434,205)

Net increase (decrease) in shares outstanding	(249,582)	$(1,913,454)

Year ended July 31, 2008:
Shares sold	97,926	$1,380,586
Shares issued in reinvestment of dividends and distributions	53,080	717,113
Shares reacquired	(307,317)	(4,137,549)

Net increase (decrease) in shares outstanding	(156,311)	$(2,039,850)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Companies paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Target Asset Allocation Funds/Target Growth Allocation Fund	55

Notes to Financial Statements

continued

During the year ended July 31, 2009, the Fund utilized the line of credit. The Fund had an outstanding balance of $234,000 for one day at an interest rate of 1.21%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 9. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

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Financial Highlights

JULY 31, 2009	ANNUAL REPORT

Target Asset Allocation Funds/ Target Growth Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.52

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment	(2.73)

Total from investment operations	(2.64)

Less Dividends and Distributions:
Dividends from net investment income	(.11)
Distributions from net realized gains	— (e)

Total dividends and distributions	(.11)

Net asset value, end of year	$8.77

Total Return(a)	(22.71)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$95,405
Average net assets (000)	$89,232
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income	1.03%
Portfolio turnover rate	135%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Less than $.005 per share

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$14.62	$13.26	$13.36	$10.96

.13	.09	.08	.02
(1.90)	2.12	.93	2.38

(1.77)	2.21	1.01	2.40

(.07)	(.01)	—	—
(1.26)	(.84)	(1.11)	—

(1.33)	(.85)	(1.11)	—

$11.52	$14.62	$13.26	$13.36

(13.25)%	16.93%	8.00%	21.90%

$124,579	$138,579	$99,960	$62,948
$135,539	$124,296	$78,993	$52,589

1.36%	1.35%	1.38%	1.38%
1.11%	1.10%	1.13%	1.13%
1.01%	.65%	.57%	.20%
83%	71%	85%	200%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

continued

Class B
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.68

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment	(2.52)

Total from investment operations	(2.50)

Less Dividends and Distributions:
Dividends from net investment income	(.05)
Distributions from net realized gains	— (d)

Total dividends and distributions	(.05)

Net asset value, end of year	$8.13

Total Return(a)	(23.29)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$33,691
Average net assets (000)	$37,140
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	.31%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005 per share

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$13.67	$12.53	$12.78	$10.56

.03	(.01)	(.03)	(.06)
(1.76)	1.99	.89	2.28

(1.73)	1.98	.86	2.22

—	—	—	—
(1.26)	(.84)	(1.11)	—

(1.26)	(.84)	(1.11)	—

$10.68	$13.67	$12.53	$12.78

(13.86)%	16.14%	7.06%	21.02%

$58,763	$93,021	$99,928	$112,312
$78,596	$100,142	$109,700	$103,140

2.11%	2.10%	2.13%	2.13%
1.11%	1.10%	1.13%	1.13%
.26%	(.08)%	(.20)%	(.55)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

continued

Class C
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.68

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment	(2.52)

Total from investment operations	(2.50)

Less Dividends and Distributions:
Dividends from net investment income	(.05)
Distributions from net realized gains	— (d)

Total dividends and distributions	(.05)

Net asset value, end of year	$8.13

Total Return(a)	(23.29)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$48,649
Average net assets (000)	$51,040
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	.30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005 per share

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$13.67	$12.53	$12.78	$10.56

.03	(.01)	(.02)	(.06)
(1.76)	1.99	.88	2.28

(1.73)	1.98	.86	2.22

—	—	—	—
(1.26)	(.84)	(1.11)	—

(1.26)	(.84)	(1.11)	—

$10.68	$13.67	$12.53	$12.78

(13.86)%	16.14%	7.06%	21.02%

$76,714	$109,912	$90,092	$76,811
$96,952	$105,155	$83,200	$68,555

2.11%	2.10%	2.13%	2.13%
1.11%	1.10%	1.13%	1.13%
.26%	(.09)%	(.19)%	(.55)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

continued

Class M
Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.70

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment	(2.53)

Total from investment operations	(2.50)

Less Dividends and Distributions:
Dividends from net investment income	(.05)
Distributions from net realized gains	— (f)

Total dividends and distributions	(.05)

Net asset value, end of period	$8.15

Total Return(b)	(23.24)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,154
Average net assets (000)	$2,773
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	.33%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Less than $.005 per share

See Notes to Financial Statements.

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Class M
Year Ended July 31,			October 4, 2004(a) through July 31, 2005(d)
2008(d)	2007(d)	2006(d)

$13.70	$12.54	$12.78	$11.07

.03	(.01)	(.02)	(.05)
(1.77)	2.01	.89	1.76

(1.74)	2.00	.87	1.71

—	—	—	—
(1.26)	(.84)	(1.11)	—

(1.26)	(.84)	(1.11)	—

$10.70	$13.70	$12.54	$12.78

(13.91)%	16.28%	7.14%	15.45%

$4,712	$10,851	$8,019	$2,990
$8,028	$10,882	$5,619	$1,542

2.11%	2.10%	2.13%	2.13	%(c)
1.11%	1.10%	1.13%	1.13	%(c)
.25%	(.10)%	(.13)%	(.51	)%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	65

Financial Highlights

continued

Class R
Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.44

Income (loss) from investment operations:
Net investment income (loss)	.07
Net realized and unrealized gain (loss) on investment	(2.71)

Total from investment operations	(2.64)

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	— (e)

Total dividends and distributions	(.09)

Net asset value, end of period	$8.71

Total Return(b)	(22.90)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$225
Average net assets (000)	$203
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees(f)	1.83%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	.82%

(a)	Commencement of offering new share class.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Less than $.005 per share.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(g)	Less than .005%
(h)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class R
Year Ended July 31,			October 4, 2004(a) through July 31, 2005(d)
2008(d)	2007(d)	2006(d)

$14.52	$13.21	$13.34	$11.51

.10	.05	.07	—	(e)
(1.88)	2.11	.91	1.83

(1.78)	2.16	.98	1.83

(.04)	(.01)	—	—
(1.26)	(.84)	(1.11)	—

(1.30)	(.85)	(1.11)	—

$11.44	$14.52	$13.21	$13.34

(13.42)%	16.76%	7.69%	15.90%

$323	$333	$195	$3
$339	$284	$89	$3

1.61%	1.60%	1.63%	1.63	%(c)
1.11%	1.10%	1.13%	1.13	%(c)
.77%	.36%	.51%	—	%(c)(g)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	67

Financial Highlights

continued

Class X
Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.68

Income (loss) from investment operations:
Net investment income (loss)	.04
Net realized and unrealized gain (loss) on investment	(2.50)

Total from investment operations	(2.46)

Less Dividends and Distributions:
Dividends from net investment income	(.05)
Distributions from net realized gains	— (f)

Total dividends and distributions	(.05)

Capital Contributions	— (f)

Net asset value, end of period	$8.17

Total Return(b)	(22.91)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,705
Average net assets (000)	$2,123
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	.56%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Less than $.005 per share.

See Notes to Financial Statements.

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Class X
Year Ended July 31,			October 4, 2004(a) through July 31, 2005(d)
2008(d)	2007(d)	2006(d)

$13.68	$12.55	$12.79	$11.07

.03	(.01)	(.01)	(.05)
(1.77)	1.98	.88	1.77

(1.74)	1.97	.87	1.72

—	—	—	—
(1.26)	(.84)	(1.11)	—

(1.26)	(.84)	(1.11)	—

—	—	—	—

$10.68	$13.68	$12.55	$12.79

(13.93)%	16.03%	7.13%	15.54%

$3,759	$4,613	$3,703	$1,158
$4,440	$4,643	$2,043	$608

2.11%	2.10%	2.13%	2.13	%(c)
1.11%	1.10%	1.13%	1.13	%(c)
.26%	(.09)%	(.09)%	(.52	)%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	69

Financial Highlights

continued

Class Z
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.81

Income (loss) from investment operations:
Net investment income (loss)	.12
Net realized and unrealized gain (loss) on investment	(2.81)

Total from investment operations	(2.69)

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	— (d)

Total dividends and distributions	(.13)

Net asset value, end of year	$8.99

Total Return(a)	(22.54)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,741
Average net assets (000)	$2,938
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	1.32%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$14.95	$13.54	$13.58	$11.11

.17	.13	.11	.05
(1.94)	2.15	.96	2.42

(1.77)	2.28	1.07	2.47

(.11)	(.03)	—	—
(1.26)	(.84)	(1.11)	—

(1.37)	(.87)	(1.11)	—

$11.81	$14.95	$13.54	$13.58

(13.00)%	17.32%	8.25%	22.23%

$5,234	$8,965	$7,884	$7,179
$7,414	$8,670	$6,977	$5,709

1.11%	1.10%	1.13%	1.13%
1.11%	1.10%	1.13%	1.13%
1.25%	.91%	.86%	.45%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	71

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Growth Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

72	Visit our website at www.prudential.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2009) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2009, the Fund paid dividends from net investment income of $0.11, $0.05, $0.05, $0.05, $0.09, $0.05 and $0.13 per share for Class A, B, C, M, R, X and Z, respectively, which is taxable as ordinary income. In addition, the Fund designates the maximum amount allowable per share as a capital gain distribution per share, in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2009, the Fund designates the maximum amount allowable under the Code but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income (QDI); 2) eligible for the corporate dividend received deduction (DRD); 3) interest-related dividends (IRD); and 4) short-term capital gain dividends (STCGD):

	QDI	DRD	IRD	STCGD

Target Growth Allocation Fund	100%	100%	0.00%	34.71%

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

Target Asset Allocation Funds/Target Growth Allocation Fund	73

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “lndependent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

lndependent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 - 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

lndependent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential lnvestment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential lnvestment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST lnvestment Services, Inc.; Member of Board of Governors of the lnvestment Company Institute.

None.

Target Asset Allocation Funds/Target Growth Allocation Fund

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential lnvestments LLC and Prudential lnvestment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST lnvestment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST lnvestment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder lnvestments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST lnvestment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST lnvestment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential lnvestment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST lnvestment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Funds is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Growth Allocation (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor

[1]	Target Growth Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund.

[2]

The Fund’s subadvisers are: Eagle Asset Management, Eaton Vance Management, Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, NFJ Investment Management LP, EARNEST Partners LLC, Vaughan Nelson Investment Management, LSV Asset Management, and Thornburg Investment Management Inc.

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The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Performance Universe (the Lipper Multi-Cap Core Funds Performance Universe) was in the second quartile for the three-, five- and ten-year periods, and was in the third quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index for the five- and ten-year periods, though it underperformed its benchmark index for the one- and three-year periods. The Board considered PI’s explanation that the underperformance was primarily attributable to underperformance during 2008. The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the second quartile.

The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–26.96%	–0.50%	0.70%	—
Class B	–27.09	–0.27	0.52	—
Class C	–24.05	–0.11	0.52	—
Class M	–27.81	N/A	N/A	–1.37% (10/04/04)
Class R	–22.90	N/A	N/A	–0.58 (10/04/04)
Class X	–27.50	N/A	N/A	–1.48 (10/04/04)
Class Z	–22.54	0.89	1.52	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–22.71%	0.64%	1.27%	—
Class B	–23.29	–0.11	0.52	—
Class C	–23.29	–0.11	0.52	—
Class M	–23.24	N/A	N/A	–1.05% (10/04/04)
Class R	–22.90	N/A	N/A	–0.58 (10/04/04)
Class X	–22.91	N/A	N/A	–0.99 (10/04/04)
Class Z	–22.54	0.89	1.52	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to

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the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A, 1.63%; Class B, 2.33%; Class C, 2.33%; Class M, 2.33%; Class R, 2.08%; Class X, 2.33%; Class Z, 1.33%. Net operating expenses apply to: Class A, 1.58%; Class B, 2.33%; Class C, 2.33%; Class M, 2.33%; Class R, 1.83%; Class X, 2.33%; Class Z, 1.33%, after contractual reduction through 11/30/2010.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 1999) and the account values at the end of the current fiscal year (July 31, 2009) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE ND (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

MFSP504E5    0161104-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2009 and July 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $176,674 and $146,674, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended July 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $4,673 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended July 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Target Asset Allocation Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs Secretary

Date	September 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	September 23, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	September 23, 2009

*	Print the name and title of each signing officer under his or her signature.